As filed with the U.S. Securities and Exchange Commission on April 26, 2023
1933 Act Registration No. 333-89488
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 63	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Ave. S., Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2023 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Deferred Variable Annuity

Thrivent Variable Annuity Account I

Statutory Prospectus
April 30, 2023
This prospectus describes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contracts (2005 version and 2002 version) issued by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate premiums among investment options with different investment objectives.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the statutory prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

3

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES (Contract W-BC-FPVA (05) Issued from May 2005 through the December 2022)				Location in Statutory Prospectus
Charges for Early Withdrawals
If you request a full or partial surrender within the first 7 Contract Years, you may be assessed a Surrender Charge. The maximum Surrender Charge is
7% during the first year and declines by 1% annually. If you make a full or partial surrender in the first 7 Contract Years, you could pay a Surrender
Charge of up to $7,000 on a $100,000 investment.
				Charges – Surrender Charges
Transaction Charges
In addition to Surrender Charges, there may also be charges for other transactions.
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Charges – Transfer Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Accumulated Value in each Subaccount):
	Contract Years 1-7	0.0%	1.25%
	Contract Years 8+	0.0%	1.15%
	Investment Options ( Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.24%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0.0%	0.20%
	Premium Accumulation Death Benefit (PADB)	0.0%	0.40%
	Earnings Addition Death Benefit (EADB)	0.0%	0.25%
	MADB and PADB	0.0%	0.50%
	MADB and EADB	0.0%	0.35%
	PADB and EADB	0.0%	0.55%
	MADB and PADB and EADB	0.0%	0.65%

4

	Return Protection Allocation (RPA) as a percentage of assets in the RPA Subaccounts)	0.0%	0.75
	MADB and RPA	0.0%	0.95%
	Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge	0.0%	1.25%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $3,239
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits or riders	GLWB Rider
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS				Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.			Principal Risks of Investing in the Contract
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. The Contract has a 7-year Surrender Charge from the date the Contract was issued that may decrease the surrender value.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed
Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS				Location in Statutory Prospectus
Investments
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed
Account.
Premium amounts of $1 million or greater require prior approval. We reserve the right to limit the total of all premiums paid under the Contract to $1 million.
Additional premiums must be at least $50.
We reserve the right to add, delete, combine or substitute investment options.
Purchases and Contract Value – Fixed Account
Optional Benefits	You may only select Optional Living or Optional Death Benefits at the time of issue. The GLWB Rider cannot be added along with any Optional Death Benefits.			Benefits Available Under the Contract

5

TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Financial advisors or professionals receive compensation for selling the
Contract s. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the
Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.
Distribution of the Contracts
Exchanges
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

6

FEES AND EXPENSES (Contract W-BB-FPVA (02) Issued between November 2002 & May 2005)				Location in Statutory Prospectus
Charges for Early Withdrawals	This Contract no longer has Surrender Charges applied to full or partial surrenders.			Charges-Surrender Charge
Transaction Charges
There may be charges for other transactions.
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Charges-Transfer Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily net assets in the Portfolios)	0%	1.25%
	Investment Options ( Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.23%	1.24%
	Optional benefits available for an additional charge (as a percentage of average Contract value)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0%	0.10%
	Premium Accumulation Death Benefit (PADB)	0%	0.25%
	Earnings Addition Death Benefit (EADB)	0%	0.20%
	MADB and PADB	0%	0.30%
	MADB and EADB	0%	0.25%
	PADB and EADB	0%	0.40%
	MADB and PADB and EADB	0%	0.45%
	Return Protection Allocation (RPA) (as a percentage of assets in the RPA Subaccounts)	0%	0.75%
	MADB and RPA	0%	0.85%

7

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $2,970
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses.	Most expensive Portfolio fees and expenses
	No optional benefits	All 3 optional death benefits MADB and EADB and PADB
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed
Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Investments
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed
Account.
We reserve the right to add, remove or substitute investment options.
Purchases and Contract Value – Fixed Account
Optional Benefits
Optional death benefits could only be added at the time the Contract was issued. The optional benefit value is decreased by the same proportion as the
Accumulated Value is decreased by a partial surrender. This may reduce the benefit value by an amount greater than the value withdrawn or could terminate the benefit.
Benefits Available Under the Contract

8

TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Financial advisors or professionals receive compensation for selling the
Contract s. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the
Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.
Distribution of the Contracts
Exchanges
Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new
Contract rather than continue to own the existing contract.
Taxes-Exchanges of Annuity Contracts

9

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. There is also an optional living rider, which you may add for an additional charge, where you may take out guaranteed withdrawal amounts for life. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate for?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a Basic Death Benefit during the accumulation phase for your beneficiaries. There are also three optional death benefits, which you may add for an additional charge, that may increase the death benefit. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of death of an Annuitant. The amount of Death Proceeds is the greater of the Accumulated Value or the Basic Death Benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option you select.

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Fee Table
The following tables describe the fees and expenses for the current Contract (W-BC-FPVA(05)), that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount being surrendered)[1]	7%
Transfer Charge[2]	$25
1In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The Surrender Charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year.
2You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add and optional benefit at the time of application and can only select the GLWB Rider, or one or more optional death benefits. You may not have both the GLWB Rider and any of the optional death benefits.

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Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$30	$30
Base Contract Expenses[4]
Basic Death Benefit (Years 1-7)	1.25%	1.25%
Basic Death Benefit (Years 8+)	1.15%	1.00%
Maximum Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.20%	0.20%
Premium Accumulation Death Benefit (PADB)	0.40%	0.40%
Earnings Addition Death Benefit (EADB)	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB and PADB and EADB	0.65%	0.65%
Return Protection Allocation (RPA)[5]	0.75%	0.75%
MADB and RPA	0.95%	0.95%
GLWB Rider Risk Charge[6]	1.25%	1.25%
Maximum Total Separate Account Expenses[7]	2.50%	2.40%
3See Charges-Administrative Expenses in the statutory prospectus for more information.
4The risk charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
5See Charges-RPA Charge in the statutory prospectus for more information.
6See Charges-GLWB Risk Charge in the statutory prospectus for more information.
7The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
Mortality and Expense Risk Charge (for variable Settlement Options)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account and the MVA Account in certain limited conditions.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.24%
Expenses after reimbursements and/or fee waivers	0.23%	1.15%[8]
8The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual

12

Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive optional benefit, the GLWB Rider. Although your costs may be higher or lower, based on these assumptions, your costs would be9:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$9,651	$14,637	$19,734	$34,792
Minimum Portfolio Expenses:	$9,558	$14,357	$19,267	$33,867
If you annuitize your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$9,651	$14,637	$16,784	$34,792
Minimum Portfolio Expenses:	$9,558	$14,357	$16,302	$33,867
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$3,239	$9,891	$16,784	$34,792
Minimum Portfolio Expenses:	$3,139	$9,597	$16,302	$33,867

9For this example, the following assumptions are used: 1.25% GLWB Rider charge, 1.25% mortality and expense risk charge (1.15% for years 8 through 10), and portfolio operating expenses ranging from 0.71% to 0.61%.
The following tables describe the fees and expenses for the Contract (W-BB-FPVA(02)), that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of excess amount being surrendered)	0%[1]
Transfer Charge[2]	$25
1When the Contracts were originally issued, there was a six-year Surrender Charge period. All Contracts are now out of the Surrender Charge period.
2You are allowed 12 transfers each Contract Year. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Administrative Expenses	$0	$0
Base Contract Expenses[3]
Basic Death Benefit	1.25%	1.10%
Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.10%	0.10%
Premium Accumulation Death Benefit (PADB)	0.25%	0.25%

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Annual Contract Expenses	Maximum	Current
Earnings Addition Death Benefit (EADB)	0.20%	0.20%
MADB and PADB	0.30%	0.30%
MADB and EADB	0.25%	0.25%
PADB and EADB	0.40%	0.40%
MADB and PADB and EADB	0.45%	0.45%
Return Protection Allocation (RPA)[4]	0.75%	0.75%
MADB and RPA[5]	0.85%	0.85%
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for surrender of settlement option)[6]	0.25%
Mortality and Expense Risk Charge (after annuitization)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account in certain limited conditions.
3The table shows the current and maximum risk charges for the Contract. On or after the Annuity Date, the risk charge will be 1.25%. See Charges—Risk Charge. The risk charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
4The current charge is 0.50% for a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
5The current charge is 0.50% for a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount. For a 10-year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
6If a payee under a settlement option elects to receive a lump sum instead of continuing payments, we will pay the commuted value of the future payments for the remaining guaranteed period. The commuted value is determined by using an interest rate that is 0.25% more than the interest rate used to determine the annuity payments.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.24%
Expenses after reimbursements and/or fee waivers	0.23%	1.15%[7]
7The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.

14

Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the Contract has the most expensive combination of optional benefits, the MADB, PADB and EADB Optional Death Benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,970	$9,096	$15,476	$32,613
Minimum Portfolio Expenses:	$1,960	$6,061	$10,418	$22,537

8For this example, the following assumptions are used: 0.45% optional benefit charge, 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.24% to 0.23%.

15

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦
Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
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Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
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Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
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Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
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Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
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Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
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Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
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Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
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Optional benefits.  You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
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Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
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Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the

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underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
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Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

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Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/FlexDefVA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Fund’s shares attributable to the Contract. On and after the Annuity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.
The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes that each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to

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instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the Accumulated Value or begin receiving annuity proceeds, subject to certain exceptions noted below. This Surrender Charge applies only during the first seven Contract Years. During those years, we calculate the Surrender Charge as a percentage of the amount that you surrender. The amount surrendered to pay the Surrender Charge is subject to the Surrender Charge.
Surrender Charges
Contract Year	Percent Applied
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%

Waiver of Surrender Charges
After Contract Year seven, there is no charge for making surrenders. In addition, during the first seven Contract Years we will limit or waive Surrender Charges as follows:
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Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no Surrender Charge applied to amounts you elect to have paid under:
(1) A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the accumulation period and the payment period equal or exceed the Surrender Charge period and the proceeds are not subsequently withdrawn.
(2) Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

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For Florida contracts this provision applies after Contract year one.
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Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value that you may surrender without charge in the fourth Contract Year is 10%, not 40%.
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Total Disability of the Annuitant. There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract), provided that the total disability begins after the Contract is issued and before the Annuitant attains Age 65. For Maryland contracts the Contract is not required to be in force at the time of disability. We will require proof of total disability satisfactory to us.
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Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us.
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Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no Surrender Charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification.
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Loss of the Annuitant’s Job. There is no Surrender Charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease. The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
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Series of Substantially Equal Periodic Payments for Life. There is no Surrender Charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
The limitations or waivers of Surrender Charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.
If Surrender Charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the Surrender Charges we impose will cover our expected costs of distributing the Contracts.
For Massachusetts contracts the only waiver allowed is Terminal Illness of the Annuitant or the Annuitant’s Spouse.
Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of three basic types:
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Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
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Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
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Investment Risk. This is the risk that we will need to pay the guarantee associated with an RPA.
As compensation for assuming these risks, we deduct a daily risk charge from the average daily net assets in the Variable Account. Prior to the Annuity Date, the amount of the risk charge depends upon whether your Contract has the Basic Death Benefit only or one or more optional benefits. The Fee Table sets forth above list the risk charges for various optional benefits for a Contract. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.

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We guarantee that the risk charge for your Contract will never exceed the annual rates shown in the Fee Table. On or after the Annuity Date, the risk charge for Annuity Unit Values is 1.25% without the GLWB Rider in effect, or a maximum of 2.50% with the GLWB Rider in effect.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in the Overview of the Contract - Maintenance of Solvency section.
RPA Charge. We impose a charge for the RPA benefit as a percentage of average daily accumulated value based on the RP Subaccount and allocation period you chose. The maximum charge is 0.75%. This is in addition to the Mortality and Expense Risk charge. The current charge is 0.75%, except for a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount which has a current charge of 0.50%. For a 10 year allocation period in the RP Moderately Conservative Allocation Subaccount made prior to January 9, 2012, the current charge is 0.75%.
GLWB Risk Charge. We impose a charge for the GLWB Rider equal to a percentage of the average daily Accumulated Value invested in the Subaccount you chose. This charge is in addition to the Mortality and Expense Risk charge for the Contract. The current effective annual charge for the Rider is as follows, and may not be increased beyond the maximum of 1.25%. This charge is deducted from the Subaccount and reflected in the daily Accumulation Unit Value.
Chosen Subaccount	Current Annual GLWB Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge
Thrivent Moderately Aggressive Allocation Subaccount (only available if premiums were elected to be allocated on or before January 15, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderate Allocation Subaccount (only available if premiums were elected to be allocated on or before July 23, 2014, and you do not transfer the Accumulated Value out of that Subaccount)	1.25%	1.25%
Thrivent Moderately Conservative Allocation Subaccount	0.75%	1.25%
The following are the maximum charges for a Contract with the GLWB:
	Guaranteed Maximum Mortality and Expense Risk Charge	Guaranteed Maximum Annual GLWB Risk Charge	Total Risk Charges
Contract Years 1-7	1.25%	1.25%	2.50%
Contract Years 8+	1.15%	1.25%	2.40%
In addition, charges may include the Annual Administrative Charge for Contracts with an Accumulated Value of $15,000 or less.

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Maximum Anniversary Death Benefit (MADB) Charge
The MADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The MADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  The maximum and current annual charge is 0.20%.
Earnings Additional Death Benefit (EADB) Charge
The EADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The EADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  The maximum and current annual charge is 0.25%.
Premium Accumulation Death Benefit (PADB) Charge
The PADB Charge is the charge for this optional benefit while it is in effect to cover the costs for the increased death proceeds provided by this optional benefit. The PADB Charge will be deducted daily during each Subaccount’s calculation of its accumulation unit value.  The annual charge is converted to its equivalent daily charge for the daily accumulation unit value calculation.  The maximum and current annual charge is 0.40%.
Administrative Expenses
On each Contract Anniversary, we will deduct an annual administrative charge from the Accumulated Value if:
(1)the Accumulated Value on that day is less than $15,000; and
(2)the sum of all premiums paid less all partial surrenders made on the Contract is less than $15,000; and
(3)the sum of premiums paid less partial surrenders made during that the Contract Year just ended is less than $2,400.
The administrative charge will be $30 or, if less, 2% of the Accumulated Value on that Contract Anniversary. It will be taken from the Contract’s interest in each of the Subaccounts, Fixed Period Allocations, and the Fixed Account in the proportion that the value of each bears to the Contract’s Accumulated Value. For purposes of determining the allocation of the charge, the amount of a Fixed Period Allocation and the amount of the Accumulated Value will include any applicable MVA. If a portion of the charge is to be assessed against Fixed Period Allocations, such allocations will be taken on a first-in, first-out basis.
Transfer Charge
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs), you will incur a $25 transfer charge.
Surrender of Life Income Settlement Option with a Guaranteed Period
If we are making payments under a life income settlement option, a payee may elect to receive a lump sum instead of continuing payments under the life income settlement option, unless the life income election was irrevocable. We calculate the commuted value of the payments remaining in the guaranteed period by using an interest rate that is 0.25% higher than the interest rate that is used to determine the income payable under the life income settlement option.
Limited Exception to Surrender Charges
When the Contract is offered within a Qualified Plan in exchange for another variable annuity previously issued by us which is in a Qualified Plan, we may reduce or waive the Surrender Charge or the length of time that it applies.

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Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and the current prospectus of the Portfolio.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described below.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/FlexDefVA.
General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
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the Contract including any attached rider(s), if any, endorsements or amendments;
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the application attached to the Contract; and
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our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.

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No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.
If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Minimum Accumulated Value
We will terminate your Contract on any Contract Anniversary if the Accumulated Value before the deduction of any annual administrative charge is less than $600 and you have not paid a premium during the previous 36-month period. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary and pay you the remaining Accumulated Value.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account, the Fixed Account, or, if available, Fixed Period Allocations. Certain investment options may be unavailable in some states.

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The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account or a Fixed Period Allocation depends upon the rate in effect on the date of the allocation and the allocation period chosen.
If your Contract is setup on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Dollar Cost Averaging
You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than RP Subaccounts, the Fixed Account or a Fixed Period Allocation. Dollar Cost Averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging Program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The Dollar Cost Averaging Programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the Dollar Cost Averaging Program. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar Cost Averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. At any time, you may establish a Dollar Cost Averaging Program to make periodic transfers of at least $200 from the Thrivent Money Market Subaccount to one or more of the Subaccounts but not the Fixed Account. The schedule of periodic transfers may be for one, two, or three years. Premiums and transfers can be added to an existing DCA Money Market account and will transfer out according to the existing transfer schedule. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. You may not include RP Subaccounts, the Fixed Account, or a Fixed Period Allocation in the Asset Rebalancing Program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the Asset Rebalancing Program, those amounts will not be subject to rebalancing unless you revise your Asset Rebalancing Program. You may select any date to begin the Asset Rebalancing Program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated semiannually or annually.

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The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the Asset Rebalancing Program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the Asset Rebalancing Program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for the Contract described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the Contract you currently own to the benefits and guarantees provided by the new Contract being offered. You should also compare the fees and charges of your current Contract to the new Contract being offered as they may be higher than your current Contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦
Changes in state insurance laws;
♦
Changes in Federal income tax law;
♦
Changes in the investment management of the Fund; or
♦
Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

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Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively

27

higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦
You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦
If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦
Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral. If the Contract was applied for as a juvenile Contract, then ownership may be transferred only after control has been transferred to the Annuitant.

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We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan; and
♦
Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
The Annuity Date is the date on which we begin paying you an annuity income provided by your Contract’s Accumulated Value. The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. In general, the Annuity Date stated in the Contract is the later of (1) the Contract Anniversary on which the Annuitant attains Age 95 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 95) or (2) seven years after the Issue Age. You may select a date after the Date of Issue as the Annuity Date by giving us Notice at least 10 days before both the Annuity Date currently in effect and the new Annuity Date. The new date is subject to our approval and any applicable Surrender Charge. See Charges. At the Annuity Date stated in your contract, we may, at our discretion, allow you to extend the Annuity Date.

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Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Proceeds
The annuity proceeds will be the amount provided by the cash surrender value on the Annuity Date. If the Annuity Date occurs within the first seven Contract Years, Surrender Charges will be deducted from the Accumulated Value if they apply.
Unless you direct otherwise, the annuity proceeds will be allocated among the Subaccounts and the Fixed Account according to the ratio that each of the Subaccounts and the Fixed Account bears to the cash surrender value, and any amount of the cash surrender value attributable to a Fixed Period Allocation will be applied to the Fixed Account. You may change the allocation among the Subaccounts or make a transfer to a Fixed Annuity by providing us with Notice. Any change in the allocation will be effective at the end of the Valuation Period that we receive your request, and it will affect the amount of future variable annuity payments.
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using a variable annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date, with either variable annuity based on an assumed investment rate of 3%.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.
The fixed annuity Settlement Options available to you are described in your Contract but are not summarized here. The variable annuity Settlement Options that your Contract offers are as follows:
♦
Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed period up to 30 years or life expectancy, if greater.
♦
Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
♦
Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of up to 360 months.
In addition to these Settlement Options, proceeds may be paid under any other Settlement Option that you suggest and to which we agree.
If we are making payments under a life income Settlement Option, a payee may elect to receive a lump sum instead of continuing payments under the life income Settlement Option, unless the life income election was irrevocable. The lump sum payable on any day is the present value of payments remaining in the guaranteed period, based on variable annuity unit values on the date the lump sum is elected and the interest rate used to determine the income payable plus 0.25%.

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If an owner or payee dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options. The Settlement Option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the Settlement Option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the Settlement Option and the portion that remains deferred.
Upon your election to have a partial surrender paid under a settlement option we will no longer accept any premium payments.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid to the annuity table in the Contract for the option that you select. The table is based upon an Assumed Investment Rate (“AIR”) and shows the amount of the initial annuity payment for each $1,000 applied. The AIR is the interest rate used to determine the amount of the variable annuity payments. The AIR affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. You may select an AIR of 3%, 4%, or 5% when you choose a variable annuity settlement option. If you select an AIR of 5%, you will receive a higher initial payment, but subsequent payments will rise more slowly or fall more rapidly than if you select an AIR of 3% or 4%. If the actual investment experience is equal to the AIR that you choose, your annuity payments will remain level.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period unless you request a change in the allocation or you have selected a joint and survivor life income settlement option with a reduced payment after the first payee dies. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity table in the Contract is based on the mortality table specified in the Contract. Under that table, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

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The Contract contains a formula for adjusting the Age of the Annuitant based on the date when the annuity payments begin for purposes of determining the monthly annuity payments. If the annuity payments began prior to 2010, there is no age adjustment. If the annuity payments began during the years 2010 through 2019, the Annuitant’s Age is reduced one year. For each decade thereafter, the Annuitant’s Age is reduced one additional year.
An age adjustment results in a reduction in the monthly annuity payments that would otherwise be made. Therefore, if the rates we are using are those shown in the annuity tables contained in the Contract, it may be advantageous for you to begin receiving annuity payments on a date that immediately precedes the date on which an age adjustment would occur under the Contract. For example, the annuity payment rates in the annuity tables for an Annuitant who begins receiving annuity payments in the year 2020 are the same as those for annuity payments which begin 12 months earlier, even though the Annuitant is one year older, because the new decade results in the Annuitant’s age being reduced an additional year. Our current annuity rates, unlike the guaranteed rates, do not involve any age adjustment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (1) x (2) x (3) where:
(1)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(2)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See Net Investment Factor described earlier in this prospectus.
(3)Is a discount factor equivalent to the assumed investment rate.
The risk charge assessed against Annuity Unit Values is 1.25%.

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Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Basic Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date.	Standard	No additional charge	No additional charge	None
Maximum Anniversary Death Benefit (MADB)	Can increase the amount of the death benefit if the Accumulated Value is higher on a Contract Anniversary up to age 80.	Optional	0.20%	0.20%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Premium Accumulation Death Benefit (PADB)	Can increase the amount of the death benefit at a 5% annual interest rate.	Optional	0.40%	0.40%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Earnings Addition Death Benefit (EADB)	Can increase the amount of the death benefit by up to 40% of premiums.	Optional	0.25%	0.25%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.

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Living Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to an annual Guaranteed Withdrawal Amount each Contract Year for as long as the Rider is inforce.	Optional	1.25%	1.25%	Only available at issue if you are Issue Age 50 or older. The minimum required premium is $25,000. This is not available if any Optional Death Benefits are selected.
Return Protection Allocation (RPA)	Allows you to allocate a set amount to an RP Subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years.	Optional	0.75%	0.75%	No longer currently offered as of December 20, 2012.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charge s may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	10% free amount is not cumulative.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Total Disability of the Annuitant	There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract.)	Standard	None	None
The total disability
begins after the
Contract is issued
and before the
Annuitant attains age
65.
For Maryland
contracts, the
Contract is not
required to be in force
at the time of
disability.
We will require
satisfactory proof of
disability.

Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charge s are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charge s are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.
Loss of the Annuitant’s job
There is no Surrender
Charge if the Annuitant is
unemployed for 90
consecutive days and
receives state
unemployment benefits
and the surrender is made
during unemployment or
within 90 days after
unemployment benefits
cease.
		Standard	None	None	The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.
Basic Death Benefit
A Basic Death Benefit is payable if the Annuitant dies before the Annuity Date. The Basic Death Benefit is equal to the greater of the Accumulated Value on that day and the adjusted sum of premiums determined as follows:
(1)As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2)As of the day a partial surrender or annual administrative charge is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by that amount.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if an Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit will be the sum of (1) and (2) where
(1)Is the greatest of:

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(a)The Basic Death Benefit;
(b)The Maximum Anniversary Death Benefit, if any; and
(c)The Premium Accumulation Death Benefit, if any.
(2) Is the amount of the Earnings Addition Death Benefit, if any.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that any portion of the excess based on amounts in Fixed Period Allocations will be allocated to Thrivent Money Market Subaccount, and any portion of the death proceeds based on an RP Subaccount will be allocated to the corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the death proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender charges do not apply to death proceeds.
Example of calculation of death proceeds:
Mike died on June 20. Since the Contract’s issue date, Mike contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received due proof of death. The current Accumulated Value of Mike’s Contract on that day was $275,000. The Basic Death Benefit provides for an infusion to the Contract if the total premiums payments adjusted for surrenders ever exceed the Accumulated Value when we receive satisfactory proof of death. We determined Mike’s Basic Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Basic Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.

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Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received due proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Mike’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Claim Amount Received
July 10	Jennifer	$11	15,000 x $11= $165,000
July 20	David	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Provisions — Settlement Options.
Death of Annuitant After the Annuity Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any amounts payable will depend on the terms of the settlement option. See Annuity Period —Settlement Options.
Death Benefit Options
Any additional death benefits options must be set up at the time of application. Additional death benefit options may not be added after the Contract is in force.
Additional Death Benefits are only payable if the Annuitant dies before the Annuity Date.
Death Benefit Options are not available if any Annuitant(s) Issue Age (age nearest) is 75 or more.
Maximum Anniversary Death Benefit. If you purchase this option, the Maximum Anniversary Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The Anniversary Death Benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid or amounts taken after that date:
(1)As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2)As of the day that a partial surrender or annual administrative charge is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after any Annuitant attains Age 80, the Maximum Anniversary Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted as in (1) and (2) above for any premiums paid or amounts taken after that anniversary.
Premium Accumulation Death Benefit. If you purchase this option, the Premium Accumulation Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) is the lesser of:
(1)The accumulation at 5% effective annual interest (compounded daily) of the premiums received by us adjusted for any partial surrenders and annual administrative charges. As of the day that a partial surrender or annual administrative charge is taken, the accumulated premiums are decreased by the same proportion as the Accumulated Value was decreased by the amount taken; and
(2)Two times the adjusted sum of the premiums determined for the Basic Death Benefit.

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The Premium Accumulation Death Benefit on any date after any Annuitant attains Age 80 is equal to the sum of the amount calculated above on the Age 80 Contract Anniversary and any premiums received by us after that anniversary, adjusted as in (1) above for any partial surrenders or annual administrative charges taken after that anniversary.
This optional death benefit is not available for New York and Washington contracts.
Earnings Addition Death Benefit. If you purchase this option, the Earnings Addition Death Benefit on any day on or before the Contract Anniversary on which the Annuitant attains Age 80 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 80) will be 40% of the lesser of:
(1)The adjusted sum of premiums determined for the Basic Death Benefit; and
(2)The amount by which the Accumulated Value on that date exceeds the amount determined in clause (1) above.
On any day after any Annuitant attains Age 80, the Earnings Addition Death Benefit is equal to the amount calculated above on the Age 80 Contract Anniversary adjusted for any partial surrenders or annual administrative charges taken after that anniversary. As of a day that a partial surrender or annual administrative charge is taken, the amount calculated on the Age 80 Contract Anniversary is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
This optional death benefit is not available for New York and Washington contracts.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this contract at your death. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, we will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership. The Cash Surrender Value must be paid within five years of the owner’s death. If your successor owner is a natural person, he or she may select an annuity payment option. Payments must begin within one year of your death and must be made over a period that does not extend beyond the life or life expectancy of the successor owner, as applicable. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value, to continue this contract in force as owner.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts, the Fixed Account, and Fixed Period Allocations according to the ratio of the accumulated value in each to the Accumulated Value of the Contract, except that:
(1) any portion of the increase based on amounts in a Fixed Period Allocation will be allocated to the Thrivent Money Market Subaccount; and
(2) any portion of the increase based on an RP Subaccount will be applied to a corresponding asset allocation Subaccount available without the return protection benefit that invests in the same Portfolio as the RP Subaccount
(3) the Accumulated Value of the Contract on the Exchange Date and any excess of Death Proceeds over the Accumulated Value on that date will be transferred from the GLWB Subaccount to a Subaccount investing in the same underlying portfolio without the GLWB benefit. Please see GLWB Spouse Election if the Spouse continues the Contract and GLWB Rider.

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If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Basic Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse. For Contracts issued prior to January 16, 2014, after a surviving Spouse continues the Contract, the Spouse can add the GLWB Rider if desired and if available.
The term Spouse is defined by Federal Tax Law. Please see Special Terms.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider (the “Rider”) is an optional benefit that allows you to withdraw up to a guaranteed withdrawal amount (GWA) each Contract Year for as long as the Rider is in force. GWA withdrawals are not subject to a Surrender Charge and may be withdrawn each Contract Year after the GLWB Calculation Date, described below. The GWA will vary based on the Age of the Covered Person (or, if there are two Covered Persons, the Age of the younger Covered Person), the amount of premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. These factors determine the applicable Withdrawal Percentage and Benefit Base, described below, that are used to compute the GWA. The second Covered Person must be your Spouse. In Oregon, it may be your Domestic Partner as defined under Oregon Law.
Generally, the longer the GLWB Rider is in place before you begin taking the GWA, the greater the GWA will be. The period of time before you begin taking the GWA is called the GLWB Waiting Period. See GLWB Waiting Period, below. The period of time after you begin taking the GWA is called the GLWB Withdrawal Period. See GLWB Withdrawal Period, below. The GWA will also be affected if you take excess partial surrenders, which are surrender amounts in excess of the GWA in any Contract Year. See Effect of Excess Partial Surrenders, below.
The Rider also guarantees the return of the Accumulated Value on the Rider Date of Issue plus premiums added less adjustments for partial surrenders taken and charges deducted to the Contract Owner’s beneficiary if an Annuitant dies before the Annuity Date and before the foregoing guaranteed amount has been returned through guaranteed withdrawals. This guaranteed amount is called the GLWB Survivor Benefit and is subject to certain conditions. See GLWB Survivor Benefit, below.
We impose a GLWB Risk Charge for this benefit as a percentage of average daily Accumulated Value based on the Subaccount you choose. This charge will not exceed 1.25% and is in addition to the Contract’s Mortality and Expense Risk Charge. See GLWB Risk Charge, below. During the GLWB Withdrawal Period (described below), each Contract Year we will waive Surrender Charges provided your cumulative surrenders during a Contract Year do not exceed the maximum of the GWA for that Contract Year or 10% of the Accumulated Value at the time the first partial surrender is made in that Contract Year.
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your investment options based on the timing of your Contract purchase. For new Riders and those issued on or after July 24, 2014, the only investment option available is the Thrivent Moderately Conservative Allocation Subaccount.
Effective January 16, 2014, the GLWB Rider is only available for purchase at the time of Contract application, if the GLWB Rider is still being offered. If your Contract was issued prior to January 16, 2014, you may add the GLWB Rider after your Contract is issued, if the GLWB Rider is still being offered. At the Date of Issue of the Rider, all Annuitants must be at least

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50 years of age, and no more than 85 years of age. When the GLWB Rider is issued, the premium or the Accumulated Value of the Contract must be at least $25,000. We must provide prior approval before issuing a GLWB Rider if the premium or Contract’s Accumulated Value is equal to or greater than $1 million.
For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:
♦
Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount.
If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount
The GLWB Rider is not available while any of the following optional benefits are in force:
♦
Maximum Anniversary Death Benefit;
♦
Premium Accumulation Death Benefit;
♦
Earnings Addition Death Benefit; or
♦
Return Protection Allocation.
If you do have any of the above benefits, they would have to be cancelled before we can issue the GLWB Rider. Neither Dollar Cost Averaging nor Asset Rebalancing is available if you have the GLWB Rider. You should carefully consider whether the absence or cancellation of these benefits is appropriate for you before electing the GLWB Rider.
If your Contract is used in a Qualified Plan or 403(b) Plan, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the Taxes section in the prospectus. The GLWB Rider is not available within Inherited IRAs and certain employer-sponsored plans. We reserve the right to discontinue or modify our GLWB Rider offering at any time.
GLWB Waiting Period. The GLWB Waiting Period begins when the Rider is issued and continues until you establish your GLWB Calculation Date. During both the GLWB Waiting and Withdrawal Periods, we will compute the Benefit Base, which we use to calculate the amount of GWA. If the GLWB Rider is issued on the Contract’s Date of Issue, the Benefit Base will equal the initial premium into the Contract. Contracts issued prior to January 16, 2014, can add the GLWB Rider after the Contract is issued, if then available. The Benefit Base will equal the Accumulated Value on the Date the Rider is added.

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If the Date of Issue of the GLWB Rider is after the Contract’s Date of Issue, the Accumulated Value will be transferred on the Date of Issue of the Rider to the Subaccount elected by you. A Market Value Adjustment will apply to the Accumulated Value that is transferred from a Fixed Period Allocation more than 30 days before the end of its allocation period. The Market Value Adjustment may increase or decrease the amount transferred. See Purchases and Contract Value — Fixed Period Allocations and the Market Value Adjustment Account for a description of the Market Value Adjustment.
While the GLWB Rider is in force, transfer to another Subaccount is restricted. Restrictions include:
♦
Allocation transfer must be 100% to another Allocation Subaccount (as outlined above as a permissible investment option).
♦
Transfers may only be made if the Benefit Base is increased to equal the Accumulated Value on the Contract Anniversary in accordance with the Rider.
♦
The request to transfer must be made before the end of the valuation day by the 45th day after your Contract Anniversary.
Automatic transfers are not allowed while the GLWB Rider is in force.
Benefit Base during the GLWB Waiting Period. On each Contract Anniversary during the GLWB Waiting Period, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if such adjustment would increase the Benefit Base. If the Accumulated Value is less than the current Benefit Base, then there is no change to the Benefit Base. The Benefit Base is increased by any premiums that we receive before the GLWB Calculation Date. However, no premiums can be paid within one year from any partial surrender.
During the GLWB Waiting Period, the Benefit Base is decreased in the event a partial surrender is taken or when the annual administrative charge is taken. The Benefit Base is decreased by the amount taken if the Benefit Base is less than or equal to the Accumulated Value. Otherwise, the Benefit Base is decreased by the same proportion that the Accumulated Value is decreased by the amount taken.
Example:
A $5,000 partial surrender is taken from a Contract in which the Accumulated Value is $90,000, but the Benefit Base is $100,000. The resulting Benefit Base would be calculated as follows:
[1- (5,000/90,000)] x 100,000 = $94,444.44
The Benefit Base on the Contract Anniversary that you elect to be the GLWB Calculation Date is adjusted as described above for any premiums allocated and partial surrenders made on or after that Contract Anniversary and before we receive notification of your election of the GLWB Calculation Date.
Covered Person. The person(s) upon whose life(lives) the benefits of this GLWB Rider are based. Each Annuitant is a Covered Person. If there is only one Covered Person at the time you elect the GLWB Calculation Date, you may name your Spouse as the second Covered Person. Your Spouse will then become a Covered Person on the GLWB Calculation Date if:
♦
You are the Annuitant on that date and were the sole Annuitant on the Contract’s Date of Issue; and
♦
Your Spouse is at least Age 62 on the GLWB Calculation Date.
Your Spouse will be this Contract’s sole primary beneficiary beginning on the GLWB Calculation Date. You may change the primary beneficiary only if the second Covered Person is no longer your Spouse or no longer living.
For GLWB Riders issued in Illinois prior to April 30, 2018, you may not name your Spouse as the second Covered Person.

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GLWB Withdrawal Period. The GLWB Waiting Period ends and the GLWB Withdrawal Period begins on the GLWB Calculation Date. To elect an eligible Contract Anniversary as the GLWB Calculation Date, you must notify us. We must receive your election within the time period beginning 90 days before that Contract Anniversary and ending the day before the next Contract Anniversary. The Covered Person (or, if there are two Covered Persons, the younger Covered Person) must be at least Age 62 on the GLWB Calculation date and the Contract Anniversary must be on or before the Annuity Date. No further premiums will be accepted after you elect the GLWB Calculation Date. If you do not elect a GLWB Calculation Date before your Annuity Date, the GLWB Calculation Date will be the Annuity Date. Once the GLWB Calculation Date is set, the GWA is calculated. The calculation continues annually until the Rider terminates. No Annual Administrative Charge is deducted during this period. For contracts issued in Illinois, before April 30, 2018, you must notify us of your election within 45 days after the Contract Anniversary that you elect to be the GLWB Calculation Date.
Benefit Base during the GLWB Withdrawal Period. On any Contract Anniversary after we receive Notice of your election of the GLWB Calculation Date and on or before the date that the older Annuitant reaches Age 90, the Benefit Base is adjusted to equal the Accumulated Value at the end of the prior day if the adjustment will increase the Benefit Base. After we receive Notice of your election of the GLWB Calculation Date, the Benefit Base will be reduced for GLWB Excess Surrenders, defined below, but will not be reduced by the amount of the GWA. The amount of the reduction is described below under Effects of partial surrenders during the GLWB Withdrawal Period.
Withdrawal Percentage. The Withdrawal Percentage is the percentage that is applied to the Benefit Base to determine the GWA. The initial Withdrawal Percentage is determined on the GLWB Calculation Date. The Withdrawal Percentage is based on the Age of the younger Covered Person, the amount of the premium payments and when they are made, and the length of time the Contract Owner waits to elect the GLWB Calculation Date. The initial Withdrawal Percentage is equal to the weighted average of each adjusted premium multiplied by the applicable Percentage Applied from the table below, as follows:
1)the sum of adjusted premiums, each multiplied by its Percentage Applied shown in the table below; divided by
2)the sum of adjusted premiums.
Percentage Applied
If One Covered Person on the GLWB Calculation Date
Age* on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.5%	5.0%	6.0%
57-61	4.0%	4.5	5.5	6.5
62-66	4.0	5.0	6.0	7.0
67-71	4.5	5.5	6.5	7.5
72-76	5.0	6.0	7.0	7.0
77-81	5.5	6.5	6.5	6.5
82+	6.0	6.0	6.0	6.0

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If Two Covered Persons on the GLWB Calculation Date
Age** on Date of Premium Allocation	Full Contract Years from Date of Premium Allocation to the GLWB Calculation Date
	0-4	5-9	10-14	15+
Less than 57	—	4.0%	4.5%	5.5%
57-61	3.5%	4.0	5.0	6.0
62-66	3.5	4.5	5.5	6.5
67-71	4.0	5.0	6.0	7.0
72-76	4.5	5.5	6.5	6.5
77-81	5.0	6.0	6.0	6.0
82+	5.5	5.5	5.5	5.5
*If there is one Covered Person on the GLWB Calculation Date, that person’s Age on the date of premium allocation.
**If there are two Covered Persons on the GLWB Calculation Date, the younger Covered Person’s Age on the date of premium allocation.
Each premium payment will be assigned a Percentage Applied. The Withdrawal Percentage used to determine the GWA is calculated as the premium-weighted average of the Percentages Applied.
For example, assume the Accumulated Value at the time the Rider is added is $100,000 and the Covered Person is age 62. Two years later at the Covered Person’s age 64, the Covered Person makes an additional premium of $50,000. Then at age 68, the Covered Person adds another $50,000 premium payment. The Covered Person decides to begin taking the GWA at age 72. From the chart above, the weighted Withdrawal Percentage would be:
[(100,000 x 6%) + (50,000 x 5%) + (50,000 x 4.5%)]	= 5.375%
200,000
If the Covered Person adds a Spouse who is five years younger as the second Covered Person as of the Calculation Date, the weighted Withdrawal Percentage would be:
[(100,000 x 5%) + (50,000 x 4%) + (50,000 x 3.5%)]	= 4.375%
200,000
For purposes of calculating the Withdrawal Percentage, adjusted premiums are determined by subtracting the amount of partial surrenders taken from premiums paid on a last-in, first-out basis at the time the partial surrender is taken. Generally, the Withdrawal Percentage will be higher if premiums are paid earlier and if partial surrenders are made later.
For example, if the Covered Person in the first example above (for a single Covered Person) took a partial surrender of $10,000 at Age 63, and a partial surrender of $5,000 at age 69, the weighted Withdrawal Percentage would be:
[(90,000 x 6%) + (50,000 x 5%) + (45,000 x 4.5%)]	= 5.365%
185,000
In addition, premiums paid on or within three months after a Contract Anniversary will be treated as if they were allocated on that Contract Anniversary and at the Age on that Anniversary. All other premiums allocated during the GLWB Waiting Period will be treated as if they were allocated on the next Contract Anniversary after the date of allocation and at the Age on that Anniversary. Premiums allocated during the first Contract Year of the GLWB Withdrawal Period will be treated as if they were allocated on the GLWB Calculation Date. This treatment of premiums is only for purposes of assigning the Percentage Applied to the adjusted premium amount.

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For example, assume an Annuitant’s Contract Anniversary falls on May 1 of each year. If the Annuitant pays a premium on August 1 of the current year (i.e., within 3 months of the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of that year and at the Age on that Contract Anniversary. If the Annuitant pays a premium on September 1 of the current year (i.e., more than 3 months after the May 1 Contract Anniversary), that premium will be treated as if it were allocated on May 1 of the following year at the Age on May 1 of the following year.
Guaranteed Withdrawal Amount (GWA). You will need to notify us when you want to begin taking the GWA. The GWA can be withdrawn each Contract Year without a Surrender Charge. The GWA is determined on the GLWB Calculation Date and each Contract Anniversary thereafter.
If we receive your election of the GLWB Calculation Date more than 45 days after the Contract Anniversary that you elect as the GLWB Calculation Date, a partial-year adjustment of the Guaranteed Withdrawal Amount applies in the first Contract Year of the GLWB Withdrawal Period. The adjusted Guaranteed Withdrawal Amount for that Contract Year is equal to the initial Guaranteed Withdrawal Amount multiplied by the number of days remaining in that Contract Year divided by 365. The partial-year adjustment does not apply to the Guaranteed Withdrawal Amount in subsequent Contract Years. If we receive your election of the GLWB Calculation Date prior to or no more than 45 days after the Contract Anniversary, a partial-year adjustment does not apply in any Contract Year.
The GWA is equal to the Benefit Base (not to exceed $5 million) multiplied by the Withdrawal Percentage. The GWA may change from year to year depending on whether the Benefit Base was increased, as described above, or decreased as a result of GLWB Excess Surrenders. On any day that the Benefit Base is decreased during the GLWB Withdrawal Period, the GWA will be adjusted, effective as of the next Contract Anniversary, to equal (a) the lesser of the Benefit Base on that date or $5,000,000, multiplied by (b) the Withdrawal Percentage, and the GWA will decrease. On any Contract Anniversary that the Benefit Base has increased during the GLWB Withdrawal Period to equal the Accumulated Value in accordance with the Rider, the Withdrawal Percentage will be compared to the Withdrawal Percentages in the following tables based on the current Age of the Covered Person or the younger of the two Covered Persons. The larger of the two Withdrawal Percentages will become the new Withdrawal Percentage. The following tables are based on the Age of the younger Covered Person under your Contract.
If One Covered Person on the GLWB Calculation Date
Age on Contract Anniversary	Attained Age Percentage Applied
67-71	4.50%
72-76	5.00%
77-81	5.50%
82-90	6.00%

If Two Covered Persons on the GLWB Calculation Date
Age on Contract Anniversary*	Attained Age Percentage Applied
67-71	4.00%
72-76	4.50%
77-81	5.00%
82-90	5.50%
*If there were two Covered Persons on the GLWB Calculation Date, Age on Contract Anniversary is the Age of the younger Covered Person on the GLWB Calculation Date increased by one on each Contract Anniversary. If the younger Covered Person dies, for the purpose of determining the Attained Age Percentage Applied, that person’s Age on Contract Anniversary will continue to increase by one on each Contract Anniversary.

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The lesser of the increased Benefit Base or $5 million will be multiplied by the new Withdrawal Percentage to determine your new GWA. If the Benefit Base increases, your GWA will increase. Your GWA will not decrease unless your Benefit Base decreases. Any decrease in your GWA is effective on the following Contract Anniversary. No Surrender Charges will apply when partial surrenders are made during the GLWB Withdrawal Period except to the extent that total surrenders in a Contract Year exceed the greater of (a) the GWA, or (b) 10% of the Accumulated Value at the time of the first partial surrender in that Contract Year. Withdrawals of the GWA are taxed in the same manner as partial surrenders under the Contract. See Taxation of Partial and Full Surrenders.

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Withdrawals after your Annuity Date. While the GLWB Rider is in force, beginning on the Annuity Date, you will be required to withdraw a minimum amount from your Contract each year called a Required Withdrawal Amount. While the GLWB Rider is in force, instead of paying the annuity income beginning on the Annuity Date according to the Contract, we will pay you an amount equal to the excess, if any, of the Required Withdrawal Amount over the sum of any partial surrenders you have taken during that Contract Year. The Required Withdrawal Amount is the greater of (a) your GWA, and (b) the Accumulated Value at the end of the prior Contract Year multiplied by the Amortization Factor for the older Annuitant’s Age in the current Contract Year. Amortization Factors will not exceed the factors shown in the table below:
Amortization Table Used after the Annuity Date
Age	Factor	Age	Factor
90	6.04%	101	10.40%
91	6.24	102	11.28
92	6.47	103	12.36
93	6.71	104	13.70
94	7.00	105	15.43
95	7.31	106	17.72
96	7.66	107	20.93
97	8.06	108	22.63
98	8.52	109	33.30
99	9.05	110	47.14
100	9.67	111+	52.63
Based on your circumstances, you may want to consider annuitizing rather than continuing the GLWB. Before the Annuity Date, you will be informed of your options to continue with the GLWB or to annuitize your contract. If you want the flexibility to increase your partial surrenders or if you want access to the Accumulated Value at any time, you may want to continue the GLWB. If you do not need this flexibility, you should consider annuitizing by electing a Settlement Option instead. Settlement Options may provide higher guaranteed payments and longer guaranteed periods, depending on the option you select.
If a Required Minimum Distribution (RMD) is defined for the Contract by Section 401(a)(9) of the Internal Revenue Code, then at the end of each calendar year, we will pay you an amount equal to the excess, if any, of the RMD determined by us for that calendar year over the sum of any partial surrenders you have taken during that calendar year.
Any amounts that we pay will be treated as partial surrenders under the Contract.
Effects of partial surrenders during the GLWB Withdrawal Period. If the sum of partial surrenders within a Contract Year, excluding any surrenders taken before you notify us of your election of the GLWB Calculation Date, exceeds the greatest of:
♦
the GWA for that Contract Year,
♦
the RMD for that calendar year, if any, as we determine for the Contract, or
♦
if that day is in a Contract Year that began in the prior calendar year, the RMD, if any, for the prior calendar year that we determine for this Contract;
this excess amount is a GLWB Excess Surrender. Any subsequent partial surrender taken within the same Contract Year in which a GLWB Excess Surrender is made will also be considered a GLWB Excess Surrender. A GLWB Excess Surrender affects the calculation of the Benefit Base. If the Benefit Base is less than or equal to the Accumulated Value, the Benefit Base is decreased by the amount of the GLWB Excess Surrender. If the Benefit Base is greater than the Accumulated Value, the Benefit Base is decreased by the same percentage as the Accumulated Value according to the following ratio:
a
b - (c-a)

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Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
No Surrender Charges will apply to partial surrenders made during the GLWB Withdrawal Period to the extent partial surrenders in a Contract Year do not exceed the greater of the GWA for that Contract Year, or 10% of the Accumulated Value at the time of the first partial surrender in a Contract Year.
GLWB Survivor Benefit. If an Annuitant dies during the GLWB Withdrawal Period and before the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of any death proceeds under the Contract. If an Annuitant dies after the Annuity Date, the beneficiary may elect to receive the GLWB Survivor Benefit, if any, in lieu of the Accumulated Value of the Contract. The beneficiary should work with a financial advisor or professional to determine whether to take a lump sum death benefit, the fixed amount settlement option offered as the Survivor Benefit, or the surrender value of the Survivor Benefit. The beneficiary must notify us of their election to receive the GLWB Survivor Benefit within 60 days after we receive proof of death of an Annuitant. On the date the GLWB Rider is issued, the GLWB Survivor Benefit equals the Accumulated Value. Thereafter, the GLWB Survivor Benefit increases on a day we apply a premium by the amount of the premium, and decreases on a day in which a partial surrender or annual administrative charge is deducted by the amount of the partial surrender or administrative charge. However, if a GLWB Excess Surrender is taken, the GLWB Survivor Benefit is decreased as follows: if the GLWB Survivor Benefit is less than or equal to the Accumulated Value, the Benefit is decreased by the amount of the surrender; or, if the GLWB Survivor Benefit is greater than the Accumulated Value, the benefit is first decreased by the amount of the partial surrender that does not represent the GLWB Excess Surrender. The remaining amount is then decreased by the following ratio:
a
b - (c-a)
Where:
a = GLWB Excess Surrender amount
b = Accumulated Value prior to surrender
c = partial surrender amount
We will pay the GLWB Survivor Benefit in equal amounts under a settlement agreement. Payments will continue until the sum of payments equals the GLWB Survivor Benefit. The payment period will not exceed the life expectancy of the beneficiary.
GLWB Spouse Election. If an Annuitant dies before the Annuity Date and the Spouse of the Annuitant is the sole primary beneficiary, the surviving Spouse may elect to continue the Contract as Annuitant and owner. The Rider will continue in force only if:
♦
The Exchange Date is before the GLWB Calculation Date; or
♦
The Exchange Date is during the GLWB Withdrawal Period and the surviving Spouse was a Covered Person on the date of death.
If the election to continue the Contract is not made within 60 days from the date we receive proof of death, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date.

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Termination of the GLWB Rider. You may terminate the GLWB Rider at any time provided it is at least two years after we issued the Rider. The termination will be effective on the date we receive Notice from you. The Rider also terminates at the earliest of any of the following events:
♦
the date of Contract termination;
♦
the date we receive satisfactory proof of the death of an Annuitant, except if that Annuitant’s Spouse continues this Contract and Rider;
♦
the date you elect to receive annuity income under the Contract;
♦
the date during the GLWB Waiting Period that the sum of partial surrenders made and annual administrative charges deducted for this Contract exceeds the sum of premiums paid; or
♦
the date during the GLWB Withdrawal Period that the Benefit Base is reduced to zero.
If the Contract terminates because the GWA that is surrendered exceeds the Accumulated Value, we will continue to pay you the GWA each year for as long as at least one Covered Person is alive under a settlement agreement that we will issue.
If the GLWB Rider terminates for reasons other than the termination of the entire Contract, the Accumulated Value will remain in the same Subaccount but will no longer be subject to the GLWB Risk Charge, unless you request a different allocation. We account for this by crediting you with Subaccount accumulation units that are not subject to the GLWB Risk Charge in lieu of units that are subject to the Charge. Once the GLWB Rider terminates, the GLWB Risk Charge will also cease. If the Rider terminates after the Annuity Date and there is Accumulated Value remaining, we will begin paying annuity income according to the Contract.
Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through your financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contracts, but we may choose not to accept any additional premium less than $50.
This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦
The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established.
♦
How you want your premiums allocated among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations, if available. We reserve the right to limit the number of allocations to Subaccounts.
♦
Whether you want to add the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
♦
Whether you want an optional death benefit.
♦
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
♦
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount

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of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an owner’s and/or annuitant’s Contract is $1 million or greater.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
At the end of the Valuation Period during which we approve your application, we will allocate your initial premium among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
If you add the GLWB Rider, you must allocate 100% of the Accumulated Value to one eligible Subaccount (see GLWB Rider). Premiums may only be paid during the GLWB Waiting period. The minimum Accumulated Value necessary to add the GLWB Rider is $25,000.
The minimum you may allocate to a Fixed Period Allocation is $1,000. If you allocate an amount less than $1,000 to a Fixed Period Allocation, we will allocate that amount to the Thrivent Money Market Subaccount.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. After the Annuity Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The interest rate credited for a Contract with an optional death benefit will be 0.25% lower than the interest rate credited for a Contract without any optional death benefits. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. For the current interest rate, please call our Service Center at 1-800-847-4836.
The last-in, first-out accounting method will be used for partial surrenders, transfers, annual administrative charges, and transfer charges.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.

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A Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. Please see Maintenance of Solvency for more information.
The Maintenance of Solvency provision applies to the Fixed Account and MVA Account in this Contract. The provision is only invoked in the event the reserves of our fraternal benefit society become impaired. If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Fixed Period Allocations and the Market Value Adjustment Account
If available, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Period Allocations. Fixed Period Allocations are invested in a non-unitized separate investment account of ours, the Market Value Adjustment Account (“MVA Account”). Each such allocation or transfer must be at least $1,000 and will be a separate Fixed Period Allocation. For each amount allocated or transferred to a Fixed Period Allocation, you select an allocation period then offered by us. We may not offer any Fixed Period Allocations during some periods of time. The interest rate that applies to a Fixed Period Allocation depends upon the date of the allocation and the duration selected. Interest will be credited on Fixed Period Allocations from the date of allocation or transfer and will be guaranteed for the entire period. Interest will be compounded daily and the effective annual interest rate will never be less than the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Accumulated Value which is surrendered from a Fixed Period Allocation more than 30 days before the end of its allocation period is subject to a Market Value Adjustment (“MVA”).
At the end of an allocation period for a Fixed Period Allocation, if the amount allocated to that Fixed Period Allocation is at least $1,000, it will be applied on the expiration date as a new Fixed Period Allocation, unless, prior to the expiration date, you give us Notice to surrender or transfer that amount. The allocation period will be the same as for the period just ended, provided that the period does not extend beyond the Annuity Date and that it is still offered by us. Otherwise, the allocation period will be the longest period then offered by us that does not extend beyond the Annuity Date. If the amount of the allocation is less than $1,000 or if all allocation periods then offered would extend beyond the Annuity Date, the amount of that Fixed Period Allocation will be transferred to the Thrivent Money Market Subaccount. We will notify you at least 30 days before the end of an allocation period for a Fixed Period Allocation. The first-in first-out accounting method will be used for surrenders and transfers from Fixed Period Allocations.
Market Value Adjustment
A MVA will apply to any portion of an amount in a Fixed Period Allocation that is surrendered more than 30 days before the end of its allocation period. The adjustment may increase or decrease the amount surrendered. The adjustment is determined by multiplying the total amount surrendered times:
(n/12)
(1 + i)/(1 + j + .0025)	-1
where:
i is the Treasury Rate for the week prior to the date of allocation for a maturity equal to the Fixed Period Allocation from which the surrender is made;
j is the Treasury Rate for the week prior to the date of surrender for a maturity equal to the number of whole months remaining in that allocation period, but if fewer than 12 months remain, we will use the Treasury Rate for a maturity of one year; and
n is the whole number of months remaining in that allocation period.

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If a Treasury Rate is not available for a maturity of “n” months, then “j” will be determined by linear interpolation of rates for maturity periods closest to “n” months. If Treasury Rates are no longer available, we will use similar rates as approved by the Insurance Department of the state in which your Contract was issued.
MVAs will be applied before any Surrender Charges. We guarantee that MVAs will not reduce interest earned on amounts allocated to Fixed Period Allocations to less than an effective annual rate, compounded daily, equal to the Fixed Period Allocation Minimum Guaranteed Interest Rate shown in your Contract. Any increase in accumulated value to effect this guarantee will be calculated upon a total transfer or surrender from all Fixed Period Allocations. This increase will be transferred to the Thrivent Money Market Subaccount for any such transfer or will be included in the surrender amount for any such surrender. For any surrender after which there remains accumulated value in any Fixed Period Allocation, the full MVA will be applied.
As an example to illustrate the operation of the MVA formula, assume that a net surrender of $20,000 is requested from a seven-year Fixed Period Allocation with 60 months remaining in the Fixed Period Allocation. Assume also that the seven-year Treasury Rate for the week prior to the date you made an allocation to that seven-year Fixed Period Allocation was 9% and the five-year Treasury Rate for the week prior to the date of surrender or transfer of that seven-year Fixed Allocation Period is 9.25%. Under the formula, “i” is equal to 9%, “j” is equal to 9.25%, and “n” is equal to 60. To calculate the MVA, we divide the sum of 1.00 and “i”, 1.09, by the sum of 1.00 and “j” and .0025, or 1.095. The resulting figure, .995434, is then taken to the fifth, or “n”/12th power. From this amount, .977377, 1 is subtracted and the resulting figure, -.022623, is multiplied by an amount ($20,463) that will net $20,000 after application of the MVA of -$463. Since this figure is a negative number, the amount is subtracted from the remaining Fixed Period Allocation value. If “j” had been 8% instead of 9.25%, the MVA would have been +$678, which amount would have been added to the remaining Fixed Period Allocation value.
For Indiana and New York contracts the Market Value Adjustment is determined by multiplying the amount surrendered by:
(n/12)
(1 + i)/(1 + j)	-1
Additional Information about the Fixed Account and the MVA Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account and the MVA Account have not been registered under the Securities Act of 1933 (“1933 Act”), and neither the Fixed Account nor the MVA Account is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, the MVA Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. Contract Owners have no voting rights in the Variable Account with respect to Fixed Account or Fixed Period Allocations.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts, the Fixed Account and the Fixed Period Allocations.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any amount in Fixed Period Allocations, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

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Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦
You allocate premiums to that Subaccount;
♦
You transfer Accumulated Value into that Subaccount from another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦
Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount; or
♦
The amount necessary to satisfy a return protection guarantee is added to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦
You transfer Accumulated Value out of that Subaccount into another Subaccount, the Fixed Account, or a Fixed Period Allocation;
♦
You make a surrender from that Subaccount;
♦
Transfer charges are applied against the Subaccount; or
♦
The annual administrative charge is applied to the Subaccount.
Accumulation Unit Value. For each Subaccount, there are multiple accumulation unit values, depending upon the different risk charges assessed against the Contracts participating in that Subaccount. A risk charge varies depending on the feature(s) selected. A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)Is the Net Investment Factor for that Subaccount for that period.
Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved that we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the factor representing the risk charges deducted from the Subaccount on a daily basis for the annual product expenses. Total product expenses will vary based on the optional benefits, if any, selected by you for your Contract. See the Fee Tables for specific charges.

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Transfers of Accumulated Value
On or before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts, the Fixed Account, and Fixed Period Allocations.
You can request a transfer by giving us Notice. We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦
Transfers involving the GLWB are restricted as to the timing and the type of Subaccount choice. (See GLWB Waiting Period)
♦
The total amount transferred from a Subaccount, a Fixed Period Allocation, or the Fixed Account must be at least $200. However, if the total value in a Subaccount, a Fixed Period Allocation, or the Fixed Account is less than $200, the entire amount may be transferred. Transfers from a Fixed Period Allocation may be made only within 30 days before the end of its allocation period.
♦
Transfers involving the RPA are restricted as to the timing and Subaccount choices. (See Return Protection Allocations)
♦
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 and 25% of the accumulated value in the Fixed Account at the time the first transfer is made in that Contract Year.
♦
The amount transferred to a Fixed Period Allocation cannot be less than $1,000.
♦
You may make 12 free transfers in any Contract Year. For each transfer in excess of 12 (excluding automatic transfers made through Dollar Cost Averaging or Asset Rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Surrenders and Withdrawals
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after making any Market Value Adjustment to amounts in Fixed Period Allocations and deducting any applicable Surrender Charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $1,000. Under certain circumstances the Contract Owner may make partial or full surrenders after the Annuity Date.
Surrender
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.

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You may perform certain transactions online or over the telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Taxes — Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract increased or decreased by any MVA applied to Fixed Period Allocations and decreased by any Surrender Charge. See Charges — Surrender Charge (Contingent Deferred Sales Charge).
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $1,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.
If there is no MVA, Surrender Charge, or tax associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the MVA, Surrender Charge, and any tax.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts, the Fixed Account, and each Fixed Period Allocation according to the ratio for the Contract of the accumulated value (plus any MVA) in each Fixed Period Allocation, each Subaccount, and the Fixed Account to the Accumulated Value (plus any MVA) of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount. Any amounts applied against Fixed Period Allocations will be taken in order from Fixed Period Allocations in first in, first out order.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain Settlement Options. See Annuity Period — Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦
Surrender of a value of $100,000 or more;
♦
Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦
Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a Thrivent financial advisor or professional.

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A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes. For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and Notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and Notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

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Postponement of Payments
We may delay payment of any surrender, Death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

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Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount

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is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦
If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦
Other payments are taxed as annuity income payments.
♦
If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1∕2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). ; or, (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. For the purposes of

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substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See Aggregation of Contracts.) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting

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and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Inherited IRAs. An inherited IRA (Traditional or Roth) is an IRA owned by a (i) nonspouse beneficiary of the original IRA owner or qualified retirement plan participant; or (ii) a Spouse beneficiary who elects to receive distributions from the deceased Spouse’s IRA or qualified retirement plan as beneficiary rather than as owner. Contributions cannot be made to an inherited IRA. In addition, other funds cannot be co-mingled with an inherited IRA unless the funds are additional inherited IRA funds from the same original decedent and the same subsequent beneficiaries (if applicable). If there is a taxable portion of distributions, it is subject to ordinary income tax. There is no 10% penalty tax. Funds cannot be kept in an inherited IRA indefinitely. Distributions must occur under the Required Minimum Distribution rules, as they apply to inherited IRAs.
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1∕2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise  the surrender rights described under the heading Surrenders and Withdrawals unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements

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The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

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Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Your financial advisor or professional may be paid differently depending on the product or service recommended. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% - 4.86%. Your financial advisor or professional may also receive asset-based compensation ranging from 0% to 0.27% of the account value annually. If you elect a settlement option we pay commission in the range of 0% to 1.08% of the premium applied to the settlement option. Thrivent uses a system referred to as a “grid” for determining the percentage paid to financial advisors or professionals. The higher the overall level of production, the higher the percentage of compensation may be.  The ability to improve grid placement semi-annually provides an incentive for your financial advisor or professional to sell the Contract. Because financial advisor or professionals of the Thrivent Investment Management Inc. are also our appointed agents, they may be eligible for various cash benefits, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. Commissions and other incentives and payments described above are not charged directly to Contract Owners. We intend to recoup sales expenses through fees and charges deducted under the Contract.
For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 7% of premiums, plus up to 0.20% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.

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How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

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Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.
Age
The Annuitant’s Issue Age increased by one on each Contract Anniversary. The second Covered Person’s Age on the GLWB Rider, is that person’s age on his or her birthday nearest the Date of Issue increased by one on each Contract Anniversary

Annuitant(s)	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	The date when annuity income payments will begin if an Annuitant is living on that date.
Annuity Unit	A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner
The person who controls all the rights under the Contract while the Annuitant is alive.
The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Covered Person	A person upon whose life the benefits of the Guaranteed Lifetime Withdrawal Benefit Rider are based.
Date of Issue	Generally the date on which the application is signed.
Fixed Account
Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.

Fixed Period Allocation
An allocation to the MVA Account for a specified allocation period for which the interest rate is guaranteed. Surrenders or transfers from a Fixed Period Allocation may be subject to a Market Value Adjustment.

Fund	Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
General Account	The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	An optional Rider that guarantees a minimum lifetime withdrawal amount even if the account is depleted.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Market Value Adjustment (MVA)
A positive or negative adjustment to accumulated value in Fixed Period Allocations when amounts are surrendered from Fixed Period Allocations, except that no adjustments will be applied to surrenders from a Fixed Period Allocation within 30 days before the end of its allocation period.

Medallion Signature Guarantee
A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion
Signature Guarantee Program provides that service.

MVA Account	Market Value Adjustment Account is the account to which an investment in the Fixed Period Allocation is made.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A or similar provisions of the Internal Revenue Code.

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Return Protection Allocation (RPA)
An optional benefit that allows you to allocate a set amount to an RP Subaccount that guarantees a minimum Accumulated Value as guaranteed in your Contract for a duration of 7 or 10 years. As of December 20, 2012, Return Protection Allocations
(RPAs) are currently not available for election under this contract., but could become available in the future.

RP Subaccount	A Subaccount that is chosen when implementing the Return Protection Allocation optional benefit.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Spouse
An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the
United States in which the marriage is entered into, regardless of domicile.
Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period.
Treasury Rate
The weekly average of the U.S. Treasury Note Constant Maturity Yield as reported in
Federal Reserve Bulletin Release H.15. If this report is not available for any week, we will use the most recently reported week. If Treasury Rates are no longer available, we will use similar rates as approved by the insurance supervisory officials in the state in which the Contract was delivered..

Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation and Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent. The Subaccounts are subdivisions of the Variable Account.

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Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/FlexDefVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75%[1]	-17.92%	6.26%	9.29%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.71%[1]	-17.41%	4.78%	7.58%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64%[1]	-16.19%	4.01%	6.14%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.65%	-13.77%	3.34%	5.82%
	Thrivent Moderately Conservative Allocation Portfolio	0.61%[1]	-14.73%	2.35%	4.19%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	-12.38%	2.16%	4.22%
Corporate Bond	Thrivent Income Portfolio	0.43%	-15.86%	0.75%	2.17%
Diversified Emerging Markets	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	-25.91%	-1.69%	0.23%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.74%	-18.35%	-0.19%	3.31%
	Thrivent International Index Portfolio	0.45%	-14.56%	N/A4	N/A4
Health	Thrivent Healthcare Portfolio	0.84%[1]	-5.54%	11.52%	11.42%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	-10.22%	1.26%	3.19%
Intermediate Government	Thrivent Government Bond Portfolio	0.45%	-10.37%	0.08%	0.94%
Large Blend	Thrivent ESG Index Portfolio	0.38%[1]	-21.83%	N/A4	N/A4
	Thrivent Large Cap Index Portfolio	0.23%	-18.30%	9.17%	12.24%
Large Growth	Thrivent All Cap Portfolio	0.66%	-18.21%	7.97%	11.03%
	Thrivent Large Cap Growth Portfolio	0.43%	-33.63%	9.77%	12.95%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	-4.68%	8.35%	11.08%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	-13.25%	6.46%	10.46%
	Thrivent Mid Cap Stock Portfolio	0.66%	-17.96%	7.63%	12.88%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[1]	-28.52%	N/A4	N/A4
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90%[1]	-5.23%	N/A4	N/A4
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	1.36%	0.99%	0.54%

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INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.00%[1]	-13.35%	1.11%	N/A2
	Thrivent Opportunity Income Plus Portfolio	0.66%	-10.49%	0.43%	1.50%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-25.60%	3.93%	6.61%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	-4.19%	1.12%	1.39%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	-16.30%	5.65%	10.55%
	Thrivent Small Cap Stock Portfolio	0.70%	-10.46%	9.49%	12.73%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	-22.91%	N/A3	N/A3
Global Large – Stock Blend	Thrivent Global Stock Portfolio	0.63%	-18.97%	4.90%	8.60%
	Thrivent Low Volatility Equity Portfolio	0.90%[1]	-10.67%	5.31%	N/A2
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
With the Guaranteed Lifetime Withdrawal Benefit Rider, you are limited in your investment options based on the timing of your Contract purchase.
For GLWB Riders added on or after July 24, 2014, you must allocate all of your Accumulated Value to the following investment option:
♦
Thrivent Moderately Conservative Allocation Subaccount.
For GLWB Riders added on or after January 16, 2014, and on or before July 23, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount.
If the GLWB Rider was added on or before January 15, 2014, you must allocate all of your Accumulated Value to only one of the following investment options:
♦
Thrivent Moderately Aggressive Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before January 15, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderate Allocation Subaccount (as long as you have elected to have premium allocated to this Subaccount on or before July 23, 2014, and do not transfer the Accumulated Value out of that Subaccount); or
♦
Thrivent Moderately Conservative Allocation Subaccount

67

The Statement of Additional Information (SAI) dated April 30, 2023 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms #W-BC-FPVA, W-BB-FPVA, and state variations
EDGAR Contract No.C000007338  32037PR R4-23

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2023
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent Flexible Premium Deferred Variable Annuity Prospectus dated April 30, 2023 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/FlexDefVA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
3

PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through your financial professional. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•
The amount of your initial premium. This premium must be at least $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000 or $1,000 if electronic payments of $100/month are established.
•
How you want your premiums allocated among the Subaccount(s), the Fixed Account, and/or Fixed Period Allocations. We reserve the right to limit the number of allocations to subaccounts.
•
Whether you want to add the Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. Whether you want an optional death benefit.
•
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
•
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on an owner’s and/ or annuitant’s Contract is $1 million or greater.
UNDERWRITERS
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2022	2021	2020
$66,002,566	$93,337,333	$67,608,045
4

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
When a variable settlement option is issued, the total payment is the sum of the payments from each subaccount.  Each subaccount payment is the number of its annuity units multiplied by that day’s annuity unit value.  The number of annuity units per payment is determined on the settlement option issue date.  Once established, the number of units per payment stays constant unless the subaccounts are reallocated or a joint life income reduction factor is applied.  The number of annuity units on the issue date is the agreement amount divided by the annuity payment rate and then divided by the annuity unit value.  The annuity payment rate is determined using the chosen assumed investment return (AIR) of 3%, 4% or 5% and if a life income, the Annuity 2000 mortality table.  Second and subsequent payments in a subaccount are the number of annuity units multiplied by the payment date’s annuity unit value.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
5

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI” ) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2022 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2021 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 9, 2023

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2022 and 2021
(in millions)
	2022	2021
Admitted Assets
Bonds	$50,056	$48,723
Stocks	1,836	2,271
Mortgage loans	10,697	10,272
Real estate	43	45
Real estate held-for-sale	—	5
Cash, cash equivalents and short-term investments	1,188	2,295
Contract loans	1,047	1,064
Receivables for securities	29	310
Limited partnerships	8,800	7,693
Other invested assets	290	314
Total cash and invested assets	73,986	72,992
Accrued investment income	489	418
Due premiums and considerations	122	118
Other assets	50	61
Separate account assets	33,288	41,953
Total Admitted Assets	$107,935	$115,542
Liabilities
Aggregate reserves for life, annuity and health contracts	$50,824	$50,041
Deposit liabilities	4,626	4,519
Contract claims	522	572
Member dividends payable	375	293
Interest maintenance reserve	454	629
Asset valuation reserve	2,653	2,384
Borrowed money	903	—
Transfers due to/(from) separate accounts, net	(526)	(637)
Payable for securities	160	1,119
Securities lending obligation	291	337
Other liabilities	677	735
Separate account liabilities	33,208	41,855
Total Liabilities	$94,167	$101,847
Surplus
Unassigned funds	$13,737	$13,695
Other surplus	31	—
Total Surplus	$13,768	$13,695
Total Liabilities and Surplus	$107,935	$115,542
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Revenues
Premiums	$5,033	$5,182	$4,630
Considerations for supplementary contracts with life contingencies	83	94	107
Net investment income	3,410	4,098	2,951
Separate account fees	758	832	718
Amortization of interest maintenance reserve	91	103	95
Other revenues	71	37	35
Total Revenues	$9,446	$10,346	$8,536
Benefits and Expenses
Death benefits	$1,338	$1,373	$1,334
Surrender benefits	3,634	3,650	3,138
Change in reserves	849	228	826
Other benefits	1,925	1,989	1,938
Total benefits	7,746	7,240	7,236
Commissions	275	305	261
General insurance expenses	822	821	685
Fraternal benefits and expenses	166	236	233
Transfers due to/(from) separate accounts, net	(1,018)	(812)	(861)
Total expenses and net transfers	245	550	318
Total Benefits and Expenses	$7,991	$7,790	$7,554
Gain from Operations before Dividends and Capital Gains and Losses	$1,455	$2,556	$982
Member dividends	375	292	286
Other	—	—	(1)
Gain from Operations before Capital Gains and Losses	$1,080	$2,264	$697
Realized capital gains (losses), net	69	298	(40)
Net Income	$1,149	$2,562	$657
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Surplus, Beginning of Year	$13,695	$10,699	$10,065
Prior year adjustment	11	—	—
Adjusted Balance – Beginning of Year	$13,706	$10,699	$10,065
Net income	1,149	2,562	657
Change in unrealized investment gains and losses	(758)	722	134
Change in non-admitted assets	(63)	(25)	(97)
Change in asset valuation reserve	(269)	(413)	(135)
Change in reserve valuation basis	—	—	42
Change in surplus of separate account	(18)	(2)	26
Corporate home office building sale	—	—	(22)
Deferred gain on Medicare supplement reinsurance	31	—	—
Pension liability adjustment	(10)	152	29
Surplus, End of Year	$13,768	$13,695	$10,699
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2022, 2021 and 2020
(in millions)
	2022	2021	2020
Cash from Operations
Premiums	$5,104	$5,269	$4,730
Net investment income	2,501	2,536	2,583
Other revenues	829	869	753
	8,434	8,674	8,066
Benefit and loss-related payments	(6,940)	(7,047)	(6,091)
Transfers (to)/from separate account, net	1,129	752	798
Commissions and expenses	(1,287)	(1,355)	(1,139)
Member dividends	(292)	(286)	(329)
Other	5	(9)	(7)
Net Cash from Operations	$1,049	$729	$1,298
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$7,293	$12,421	$10,274
Stocks	1,172	1,404	1,943
Mortgage loans	827	1,038	764
Limited partnerships	1,239	2,156	832
Other	112	135	2,322
	10,643	17,154	16,135
Cost of investments acquired or originated:
Bonds	(9,676)	(14,827)	(9,956)
Stocks	(1,226)	(1,062)	(1,350)
Mortgage loans	(1,253)	(1,664)	(911)
Limited partnerships	(1,666)	(1,985)	(1,222)
Other	(60)	(10)	(406)
	(13,881)	(19,548)	(13,845)
Transactions under mortgage dollar roll program, net	742	1,758	(1,871)
Change in net amounts due (to)/from broker	(678)	(1,784)	(140)
Change in collateral held for securities lending	(46)	72	(214)
Change in contract loans	16	56	44
Net Cash from Investments	$(3,204)	$(2,292)	$109
Cash from Financing and Miscellaneous Sources
Borrowed money	$900	$—	$—
Net deposits (payments) on deposit-type contracts	107	325	146
Other	41	72	(146)
Net Cash from Financing and Miscellaneous Sources	$1,048	$397	$—
Net Change in Cash, Cash Equivalents and Short-Term Investments	$(1,107)	$(1,166)	$1,407
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$2,295	$3,461	$2,054
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,188	$2,295	$3,461
Supplemental Information:
Non-cash investing activities not included above
Refinanced Mortgage Loans	$136	$141	$161
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2022, 2021 and 2020
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $92 million and $834 million in the mortgage dollar roll program as of December 31, 2022 and 2021, respectively.
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has a conversion date, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to

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collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities reported represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).

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Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.

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Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.

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Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2022 and 2021 and for the three years in the period ended December 31, 2022, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

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In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2 and did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent began following the prescribed life product valuation standard. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Prior Year Adjustment
During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset and therefore charged directly against surplus. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. As a result of these adjustments and in accordance with SSAP No. 3 (Accounting Changes and Corrections of Errors), Thrivent reported an increase to opening surplus of $11 million.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 9, 2023, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

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2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	-	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
December 31, 2021
U.S. government and agency securities	$2,551	$145	$(3)	$2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	(127)	41,028
Residential mortgage-backed securities	4,976	104	(15)	5,065
Commercial mortgage-backed securities	2,105	67	(6)	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	(4)	948
Affiliated bonds	783	—	—	783
Total bonds	$48,723	$4,362	$(155)	$52,930
The admitted value of corporate debt securities issued in foreign currencies was $547 million and $678 million as of December 31, 2022 and 2021, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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	Admitted Value	Fair Value
December 31, 2022
Due in 1 year or less	$2,965	$2,966
Due after 1 year through 5 years	11,770	11,239
Due after 5 years through 10 years	14,277	12,745
Due after 10 years through 20 years	8,376	7,887
Due after 20 years	13,798	11,873
Total	$51,186	$46,710
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
December 31, 2021
U.S. government and agency securities	11	$994	$(2)	—	$—	$—
U.S. state and political subdivision securities	—	—	—	—	—	—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	461	3,730	(109)	45	417	(19)
Residential mortgage-backed securities	43	1,957	(13)	9	21	(2)
Commercial mortgage-backed securities	24	217	(4)	5	41	(2)
Other debt obligations	107	578	(5)	1	13	—
Affiliated bonds	—	—	—	—	—	—
Total bonds	646	$7,476	$(133)	60	$492	$(23)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2022	2021
Unaffiliated Preferred Stocks:
Cost	$463	$476
Gross unrealized gains	7	79
Gross unrealized losses	(32)	(7)
Fair value	$438	$548
Statement value	$461	$546
Unaffiliated Common Stocks:
Cost	$753	$922
Gross unrealized gains	126	451
Gross unrealized losses	(58)	(14)
Fair value/statement value	$821	$1,359
Affiliated Common Stocks:
Cost	$345	$126
Gross unrealized gains	27	31
Gross unrealized losses	(62)	(38)
Fair value/statement value	$310	$119
Affiliated Mutual Funds/ETFs:
Cost	$259	$217
Gross unrealized gains	4	30
Gross unrealized losses	(19)	—
Fair value/statement value	$244	$247
Total statement value	$1,836	$2,271
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.7 billion and $10.3 billion for the years ended December 31, 2022 and 2021. There was no allowance for credit losses as of December 31, 2022 or 2021.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2022	2021
In good standing	$10,676	$10,238
Restructured loans, in good standing	20	34
Delinquent	1	—
In process of foreclosure	—	—
Total mortgage loans	$10,697	$10,272

	2022	2021
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.6%	0.8%
Total principal	$23	$101
Number of loans	27	80
Interest Rates for Loans Issued During the Year:
Maximum	6.4%	4.8%
Minimum	2.5%	2.0%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	63%	67%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2022	2021
Current	$10,695	$10,272
30 – 59 days past due	1	—
60 – 89 days past due	—	—
90 – 179 days past due	1	—
180+ days past due	—	—
Total mortgage loans	$10,697	$10,272
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$1	$—
Interest accrued	—	—

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The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2022	2021
Geographic Region:
Pacific	31%	32%
South Atlantic	19	19
East North Central	8	7
West North Central	9	11
Mountain	7	8
Mid-Atlantic	11	9
West South Central	10	9
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2022	2021
Property Type:
Industrial	25%	23%
Retail	17	19
Office	14	15
Church	8	9
Apartments	29	27
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2022 and 2021, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million for both years ended December 31, 2022 and 2021 and $8 million for the year ended December 31, 2020. The average recorded investment in impaired mortgage loans was $7 million for both

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years ended December 31, 2022 and 2021. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2022, 2021 and 2020.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2022 and 2021, Thrivent restructured two loans with a carrying value of $2 million and 1 loan with a carrying value of $3 million, respectively.
For the years ended December 31, 2022 and 2021, Thrivent held seven mortgage loans with a carrying value of $20 million and nine loans with a carrying value of $34 million, respectively, where loan restructures had occurred and the loans were in good standing. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million. For the year ended December 31, 2021, the nine restructured mortgage loans had no payment defaults after modifications.
During the years ended December 31, 2022 and 2021, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2022	2021
Home office properties	$141	$139
Held-for-sale	—	5
Total before accumulated depreciation	141	144
Accumulated depreciation	(98)	(94)
Total real estate	$43	$50
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021 to realized capital gains and losses.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A gain of less than $1 million on the sale of the property was recognized in 2022 to realized capital gains and losses.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
As of and for the year ended December 31, 2021
Assets:
Call spread options	$118	$849	$197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$153	$1,833	$186
Liabilities:
Call spread options	$(91)	$885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2022, 2021 and 2020, $4 million, $16 million and $9 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

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Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2022	2021
Loaned Securities:
Carrying value	$303	$290
Fair value	282	330
Cash Collateral Reinvested:
Open	$63	$156
30 days or less	112	64
31 - 60 days	59	61
61 - 90 days	15	26
91 - 120 days	6	—
121 - 180 days	10	3
181 - 365 days	11	—
1 - 2 years	15	27
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$291	$337
Cash collateral liabilities	$291	$337
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2022	2021
Bonds:
Carrying value	$52	$36
Fair value	52	36
Short-term Investments:
Carrying value	$46	$51
Fair value	46	51
Cash Equivalents:
Carrying value	$193	$250
Fair value	193	250
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million. At December 31, 2021, Thrivent completed 449 transactions, selling 44 securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is three months to one year with a carrying value and fair value of $10 million and $0 million for the years ended December 31, 2022 and 2021, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

2. Investments, continued

The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10

December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of December 31, 2022, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2022 and 2021.
The amount of FHLB capital stock held as of December 31 (in millions):
	2022	2021
Membership Stock – Class B par value	$—	$5
Activity Stock	25	—
Aggregate Total	$25	$5
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2022			2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$1,559	$1,732	$900	$659	$617	$—

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

2. Investments, continued

The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2022			2021
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$1,559	$1,732	$900	$659	$617	$—
The fair value and carrying amount of the borrowed funds, excluding accrued interest, was $900 million and $0 million as of December 31, 2022 and 2021, respectively. Interest accrues as of December 31, 2022 and 2021 at a weighted average rate of 3.8% and 0.0%, respectively. Interest paid in 2022 and 2021 was $12 million and $0 million, respectively. The outstanding borrowings of $900 million as of December 31, 2022 are scheduled to mature in 2023 and Thrivent has the discretion to roll those maturities into future borrowings.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $2.2 billion and $1.0 billion at December 31, 2022 and 2021, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 2% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2022 and 2021.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2022	2021	2020
Bonds	$1,854	$1,792	$1,797
Preferred stock	22	21	19
Unaffiliated common stocks	24	22	27
Affiliated common stocks	165	101	94
Mortgage loans	400	423	439
Real estate	12	13	17
Contract loans	75	78	82
Cash, cash equivalents and short-term investments	25	5	19
Limited partnerships	901	1,680	489
Other invested assets	17	31	32
Gross investment income	3,495	4,166	3,015
Investment expenses	(82)	(63)	(57)
Depreciation on real estate	(3)	(5)	(7)
Net investment income	$3,410	$4,098	$2,951
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2022	2021	2020
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$90	$302	$293
Gross losses	(190)	(122)	(211)
Stocks:
Gross gains	168	348	316
Gross losses	(75)	(18)	(86)
Futures	11	(20)	(200)
Other	(1)	5	—
Net gains (losses) on sales	3	495	123
Provisions for Losses:
Bonds	(17)	(5)	(44)
Stocks	—	—	(1)
Other	(1)	—	14
Total provisions for losses	(18)	(5)	(31)
Realized capital gains (losses)	(15)	490	92
Transfers to interest maintenance reserve	84	(192)	(132)
Realized capital gains (losses), net	$69	$298	$(40)
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $11.8 billion and $9.7 billion for the years ended December 31, 2022, 2021 and 2020, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2022 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2022, the amortized cost basis for these securities, prior to any current-period OTTI was $46 million. The OTTI recognized in earnings as a realized loss totaled $5 million. The fair value of the securities as of the date impaired totaled $38 million. The amortized cost basis after the current-period impairment totaled $41 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2022	2021
Life insurance reserves	$25,197	$24,866
Disability and long-term care active life reserves	98	107
Disability and long-term care unpaid claims and claim reserves	367	375
Annuity reserves	18,768	18,445
Health contracts	6,394	6,248
Aggregate reserves for life, annuity and health contracts	$50,824	$50,041

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$162	$—	$162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$557	$—	$—	$557

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$21	$4,540	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2022	2021
Aggregate reserves for life, annuity and health contracts	$18,768	$18,445
Deposit liabilities	4,626	4,519
Liabilities related to separate accounts	30,830	38,966
Total	$54,224	$61,930

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$—	$—	$—
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	(478)	(591)	(847)	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2022 and 2021, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2022 and 2021, totaling $7.0 billion and $8.5 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2022 and 2021, totaled $24 million and $30 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
December 31, 2021
Ordinary new business	$12	$1
Ordinary renewal	64	103
Total	$76	$104
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2022	2021	2020	2019	2018
Risk charge paid	$114	$119	$102	$104	$108
Payments for guaranteed benefits	22	6	7	5	4

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$—	$162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219

	2022	2021	2020
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$—	$1
Non-guaranteed	1,986	2,531	1,849
Total	$1,986	$2,531	$1,850

	2022	2021	2020
Transfers to separate accounts	$1,986	$2,531	$1,849
Transfers from separate accounts	(2,981)	(3,335)	(2,712)
Other items	(23)	(8)	2
Transfers to separate accounts, net	$(1,018)	$(812)	$(861)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2022	2021
Net balance at January 1	$1,036	$1,097
Incurred Related to:
Current year	454	515
Prior years	(74)	(172)
Total incurred	380	343
Paid Related to:
Current year	52	128
Prior years	286	276
Total paid	338	404
Net balance at December 31	$1,078	$1,036
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2022	2021	2020
Direct premiums	$5,256	$5,289	$4,736
Reinsurance ceded	(223)	(107)	(106)
Net premiums	$5,033	$5,182	$4,630
Reinsurance claims recovered	$201	$131	$89
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2022	2021
Life insurance	$835	$847
Accident-and-health	39	—
Total	$874	$847
During 2022, Thrivent entered into a reinsurance agreement whereby certain medical supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 40% of the reinsurance recoverable as of December 31, 2022.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2022 and 2021.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2022	2021
Unrealized gains and (losses)	$654	$1,412
Non-admitted assets	(315)	(252)
Separate accounts	80	99
Asset valuation reserve	(2,653)	(2,384)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

7. Surplus, continued

The deferred gain from the 2018 sale of the corporate home office property was included in other surplus funds as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in other surplus funds as of December 31, 2020.
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money from the FHLB is equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33
December 31, 2021
Assets:
Bonds	$164	$—	$—	$164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$—	$9	$91	$100

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2022	2021
Assets:
Balance, January 1	$118	$163
Purchases	93	59
Sales	(6)	(468)
Realized gains and (losses) net income	(27)	200
Unrealized gains and (losses) surplus	(130)	164
Balance, December 31	$48	$118
Liabilities:
Balance, January 1	$91	$136
Purchases	69	40
Sales	(40)	(49)
Realized gains and (losses) net income	18	(186)
Unrealized gains and (losses) surplus	(106)	150
Balance, December 31	$32	$91
Transfers
During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks which are not held at fair value. During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds and preferred stocks which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds/ETFs	244	102	142	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$—	$—	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Borrowed money	—	—	—	—	—
Other liabilities	102	—	9	91	100
Separate account liabilities	41,855	—	41,855	—	41,855

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2022	2021	2020	2022	2021	2020
Service cost	$21	$21	$21	$2	$2	$2
Interest cost	36	33	39	3	3	4
Expected return on plan assets	(86)	(78)	(79)	—	—	—
Other	—	13	18	(1)	—	—
Net periodic cost	$(29)	$(11)	$(1)	$4	$5	$6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,284	$1,316	$109	$127
Service cost	21	21	2	2
Interest cost	36	33	3	3
Actuarial (gain) loss	(213)	(27)	(21)	—
Transfers from defined contribution plan	—	1	—	—
Benefits paid	(61)	(60)	(6)	(12)
Plan changes	—	—	—	(11)
Benefit obligation, end of year	$1,067	$1,284	$87	$109
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,356	$1,235	$—	$—
Actual return on plan assets	(156)	180	—	—
Employer contribution	—	—	6	12
Transfers from defined contribution plan	—	1	—	—
Benefits paid	(61)	(60)	(6)	(12)
Fair value of plan assets, end of year	$1,139	$1,356	$—	$—
The significant changes in actuarial gain of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by assumption changes. For 2021, the change in the actuarial gain consists primarily of an increased discount rate partially offset by assumption changes.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Funded Status:
Accrued benefit costs	$—	$—	$(113)	$(116)
Asset (Liability) for pension benefits	72	72	26	7
Total overfunded (unfunded) liabilities	$72	$72	$(87)	$(109)
Deferred Items:
Net (gain) loss	$154	$125	$(16)	$15
Net prior service cost	—	—	(10)	(11)
Accumulated amounts recognized in periodic pension expenses	$226	$197	$(113)	$(105)
Accumulated benefit obligation	$1,046	$1,249	$87	$109
The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2022 and 2021, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2021	$—	$267	$267	$—	$4	$4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net (gain) loss arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2022	2021	2022	2021
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2022	2021	2022	2021
Weighted Average Assumptions:
Discount rate	5.2%	2.9%	5.2%	2.9%
Expected return on plan assets	6.5	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	3.9	1.6	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 6.6% and 6.8% in 2022 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2032. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2023 – $70 million; 2024 – $73 million; 2025 – $75 million; 2026 – $77 million; 2027 –$79 million; and 2028 to 2032 – $409 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2023 – $10 million; 2024 – $9 million; 2025 – $9 million; 2026 – $8 million; 2027 – $8 million; and 2028 to 2032 – $32 million.
The minimum pension contribution required for 2022 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2023.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2022	2021
Equity securities	72%	75%	76%
Fixed income and other securities	28	25	24
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Total	$517	$468	$177	$1,162

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

9. Benefit Plans, continued

	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$94	$10	$—	$104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $23 million and $79 million as of December 31, 2022 and 2021, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2022 or 2021. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2022, 2021 and 2020, Thrivent contributed $43 million, $41 million and $35 million, respectively, to these plans.
As of December 31, 2022 and 2021, $64 million and $69 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2022, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $279 million and $71 million as of December 31, 2022 and 2021, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.3 billion and $6.9 billion as of December 31, 2022 and 2021, respectively.
Financial Guarantees
Thrivent has entered into an agreement through 2036 to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $16 million, $17 million and $14 million for each of the years ended December 31, 2022, 2021 and 2020 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2022 were $174 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2023 – $14 million; 2024 – $12 million; 2025 – $12 million; 2026 – $11 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2021, values was completed on June 22, 2022 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $310 million and $119 million related to Holdings for the years ended December 31, 2022 and 2021, respectively. Non-admitted values related to Holdings were $46 million and $32 million for the years ended December 31, 2022 and 2021, respectively.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

11. Related Party Transactions, continued

During 2022, Thrivent received cash distributions of $859 million and $352 million from majority-owned limited partnerships Thrivent White Rose Funds Limited (“WRF”) and Pacific Street Fund Limited (“PSF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, PSF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.3 billion, $355 million, $287 million and $67 million respectively.
During 2022, Thrivent received cash distributions of $153 million from Holdings and $33 million from TEF and are treated as dividends.
During 2022, Thrivent received $20 million from TEF and $5 million from Gold Ring Holdings, LLC and are treated as return of capital.
Other Related Party Transactions
Thrivent has invested $244 million and $247 million in various Thrivent mutual funds/ETFs as of December 31, 2022 and 2021, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $129 million, $108 million and $85 million for the years ended December 31, 2022, 2021 and 2020, respectively. The net receivables due from affiliates for the years ended December 31, 2022 and 2021 were $11 million and $14 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$134 million, $173 million and $135 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $218 million and $187 million for the years ended December 31, 2022, 2021 and 2020, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2022 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.0 billion and $783 million as of December 31, 2022 and 2021, respectively. During 2022, Thrivent invested $684 million in the VFN and received $401 million of principal payments.
In August 2021, TEF entered into an agreement, last amended December 2022, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $685 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2022, TEF was not required to purchase any student loans under the terms of the agreement.

Thrivent Financial for Lutherans
For the Years Ended December 31, 2022, 2021 and 2020, continued

11. Related Party Transactions, continued

In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in June 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $619 million as of December 31, 2022. During 2022, Thrivent invested $870 million in the VFN and received $233 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $422 million as of December 31, 2022.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I, indicated in Note 1, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2023
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2022
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$261,836	$—	$261,836	$—	$261,836	$261,836	$—	$261,836	$286,448	8,676
American Funds IS® Global Growth Class 4	$34,131,006	$—	$34,131,006	$—	$34,131,006	$34,131,006	$—	$34,131,006	$43,549,870	1,156,591
American Funds IS® Growth-Income Class 1	$989,395	$—	$989,395	$—	$989,395	$989,395	$—	$989,395	$1,106,246	19,705
American Funds IS® Growth-Income Class 4	$27,586,033	$—	$27,586,033	$—	$27,586,033	$27,586,033	$—	$27,586,033	$30,881,576	566,216
American Funds IS® International Growth and Income Class 4	$5,828,889	$—	$5,828,889	$—	$5,828,889	$5,828,889	$—	$5,828,889	$8,663,908	680,945
American Funds IS® International Class 1	$504,085	$—	$504,085	$—	$504,085	$504,085	$—	$504,085	$619,876	32,925
American Funds IS® International Class 4	$3,937,410	$—	$3,937,410	$—	$3,937,410	$3,937,410	$—	$3,937,410	$5,182,400	262,669
BlackRock Total Return V.I. Class I	$144,379	$—	$144,379	$—	$144,379	$144,379	$—	$144,379	$174,707	14,366
BlackRock Total Return V.I. Class III	$64,807,476	$—	$64,807,476	$—	$64,807,476	$64,807,476	$—	$64,807,476	$74,840,805	6,526,433
DFA VA International Small Portfolio	$199,138	$—	$199,138	$—	$199,138	$199,138	$—	$199,138	$246,707	18,524
DFA VA US Targeted Value	$824,549	$—	$824,549	$—	$824,549	$824,549	$—	$824,549	$884,787	40,144
Eaton Vance VT Floating- Rate Income Initial Share Class	$36,395,320	$—	$36,395,320	$—	$36,395,320	$36,395,320	$—	$36,395,320	$38,143,370	4,312,242
Fidelity® VIP Emerging Markets Initial Class	$768,760	$—	$768,760	$—	$768,760	$768,760	$—	$768,760	$939,604	77,889
Fidelity VIP Emerging Markets Service Class 2	$15,760,125	$—	$15,760,125	$—	$15,760,125	$15,760,125	$—	$15,760,125	$20,213,935	1,598,390
Fidelity VIP Energy Service Class 2	$14,685,402	$—	$14,685,402	$—	$14,685,402	$14,685,402	$—	$14,685,402	$11,698,110	586,712
Fidelity® VIP International Capital Appreciation Initial Class	$555,236	$—	$555,236	$—	$555,236	$555,236	$—	$555,236	$666,715	33,268
Fidelity VIP International Capital Appreciation Service Class 2	$32,121,161	$—	$32,121,161	$—	$32,121,161	$32,121,161	$—	$32,121,161	$39,471,061	1,947,918
Fidelity® VIP Value Initial Class	$1,487,636	$—	$1,487,636	$—	$1,487,636	$1,487,636	$—	$1,487,636	$1,512,657	88,920
Fidelity VIP Value Service Class 2	$21,058,086	$—	$21,058,086	$—	$21,058,086	$21,058,086	$—	$21,058,086	$21,974,677	1,284,813
Franklin Small Cap Value VIP Class 2	$14,948,896	$—	$14,948,896	$—	$14,948,896	$14,948,896	$—	$14,948,896	$17,485,216	1,193,048
Goldman Sachs VIT Core Fixed Income Service Shares	$37,648,278	$—	$37,648,278	$—	$37,648,278	$37,648,278	$—	$37,648,278	$43,215,346	4,005,136
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$7,940,373	$—	$7,940,373	$—	$7,940,373	$7,940,373	$—	$7,940,373	$9,664,560	773,162
Janus Henderson Enterprise Institutional Class	$1,081,931	$—	$1,081,931	$—	$1,081,931	$1,081,931	$—	$1,081,931	$1,237,874	15,549
Janus Henderson VIT Enterprise Service Class	$15,144,164	$—	$15,144,164	$—	$15,144,164	$15,144,164	$—	$15,144,164	$18,513,908	241,226
Janus Henderson VIT Forty Service Class	$43,835,296	$—	$43,835,296	$—	$43,835,296	$43,835,296	$—	$43,835,296	$62,862,058	1,439,110
John Hancock Core Bond Trust Series I	$773,802	$—	$773,802	$—	$773,802	$773,802	$—	$773,802	$904,972	70,474
John Hancock VIT Core Bond Trust Series II	$15,571,314	$—	$15,571,314	$—	$15,571,314	$15,571,314	$—	$15,571,314	$18,309,460	1,411,724
John Hancock International Equity Index Trust Series I	$153,542	$—	$153,542	$—	$153,542	$153,542	$—	$153,542	$173,253	9,414
John Hancock International Small Company Trust Series II	$2,171,729	$—	$2,171,729	$—	$2,171,729	$2,171,729	$—	$2,171,729	$2,614,161	185,618
John Hancock Strategic Income Opportunities Trust Series I	$603,798	$—	$603,798	$—	$603,798	$603,798	$—	$603,798	$676,836	49,736
John Hancock Strategic Income Opportunities Trust Series II	$23,504,782	$—	$23,504,782	$—	$23,504,782	$23,504,782	$—	$23,504,782	$26,441,003	1,923,468
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$1,036,857	$—	$1,036,857	$—	$1,036,857	$1,036,857	$—	$1,036,857	$1,168,826	21,838
MFS® VIT II - Core Equity Service Class	$21,474,787	$—	$21,474,787	$—	$21,474,787	$21,474,787	$—	$21,474,787	$25,335,024	920,874
MFS® VIT III Global Real Estate Service Class	$4,178,162	$—	$4,178,162	$—	$4,178,162	$4,178,162	$—	$4,178,162	$5,126,181	272,548
MFS® VIT II - MFS® Corporate Bond Initial Class	$223,992	$—	$223,992	$—	$223,992	$223,992	$—	$223,992	$284,281	24,669
MFS® VIT III - MFS® Global Real Estate Initial Class	$122,674	$—	$122,674	$—	$122,674	$122,674	$—	$122,674	$147,673	9,599
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$291,828	$—	$291,828	$—	$291,828	$291,828	$—	$291,828	$313,229	10,713
MFS® VIT III - MFS® Mid Cap Value Initial Class	$770,374	$—	$770,374	$—	$770,374	$770,374	$—	$770,374	$839,285	83,827
MFS® VIT III Mid Cap Value Service Class	$7,987,876	$—	$7,987,876	$—	$7,987,876	$7,987,876	$—	$7,987,876	$8,522,412	881,664
MFS® VIT - New Discovery Series Service Class	$15,769,052	$—	$15,769,052	$—	$15,769,052	$15,769,052	$—	$15,769,052	$27,038,084	1,783,829
MFS® VIT II - MFS® Technology Initial Class	$854,634	$—	$854,634	$—	$854,634	$854,634	$—	$854,634	$1,124,491	43,316
MFS® VIT II Technology Service Class	$21,166,767	$—	$21,166,767	$—	$21,166,767	$21,166,767	$—	$21,166,767	$30,065,638	1,162,371
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT - MFS® Value Series Initial Class	$742,558	$—	$742,558	$—	$742,558	$742,558	$—	$742,558	$738,420	34,457
MFS® VIT Value Series Service Class	$13,615,941	$—	$13,615,941	$—	$13,615,941	$13,615,941	$—	$13,615,941	$14,075,213	647,453
PIMCO VIT Emerging Markets Bond Institutional Class	$91,789	$—	$91,789	$—	$91,789	$91,789	$—	$91,789	$108,260	9,133
PIMCO VIT Emerging Markets Bond Advisor Class	$1,677,560	$—	$1,677,560	$—	$1,677,560	$1,677,560	$—	$1,677,560	$2,028,561	166,921
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$176,749	$—	$176,749	$—	$176,749	$176,749	$—	$176,749	$188,374	18,704
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$5,377,562	$—	$5,377,562	$—	$5,377,562	$5,377,562	$—	$5,377,562	$6,200,531	569,054
PIMCO VIT Long-Term U.S. Government Institutional Class	$323,162	$—	$323,162	$—	$323,162	$323,162	$—	$323,162	$479,478	41,272
PIMCO VIT Long-Term US Government Advisor Class	$13,944,752	$—	$13,944,752	$—	$13,944,752	$13,944,752	$—	$13,944,752	$20,187,042	1,780,939
PIMCO VIT Real Return Institutional Class	$1,696,370	$—	$1,696,370	$—	$1,696,370	$1,696,370	$—	$1,696,370	$1,797,302	147,510
PIMCO VIT Real Return Advisor Class	$50,715,595	$—	$50,715,595	$—	$50,715,595	$50,715,595	$—	$50,715,595	$57,789,503	4,410,052
Principal Capital Appreciation Class 2	$13,699,325	$—	$13,699,325	$—	$13,699,325	$13,699,325	$—	$13,699,325	$15,662,645	460,018
Principal Diversified International	$270,723	$—	$270,723	$—	$270,723	$270,723	$—	$270,723	$327,433	20,264
Principal Government & High Quality Bond	$527,292	$—	$527,292	$—	$527,292	$527,292	$—	$527,292	$595,688	63,992
Principal Small Cap	$479,568	$—	$479,568	$—	$479,568	$479,568	$—	$479,568	$588,465	36,777
Principal VC Equity Income Class 2	$21,398,270	$—	$21,398,270	$—	$21,398,270	$21,398,270	$—	$21,398,270	$24,159,893	817,040
Putnam VT International Value Class 1B	$4,246,652	$—	$4,246,652	$—	$4,246,652	$4,246,652	$—	$4,246,652	$4,331,820	422,132
Putnam VT Research Class 1B	$14,714,475	$—	$14,714,475	$—	$14,714,475	$14,714,475	$—	$14,714,475	$16,614,065	541,970
Templeton Global Bond VIP Class 1	$834,011	$—	$834,011	$—	$834,011	$834,011	$—	$834,011	$870,756	63,423
Templeton Global Bond VIP Class 2	$5,665,687	$—	$5,665,687	$—	$5,665,687	$5,665,687	$—	$5,665,687	$5,911,965	453,981
Thrivent Aggressive Allocation	$1,310,494,169	$32,196	$1,310,526,365	$—	$1,310,526,365	$1,310,128,468	$397,897	$1,310,526,365	$1,375,156,058	84,804,614
Thrivent All Cap	$109,281,773	$11,177	$109,292,950	$—	$109,292,950	$109,129,702	$163,248	$109,292,950	$119,218,410	8,335,693
Thrivent Balanced Income Plus	$279,156,754	$28,252	$279,185,006	$—	$279,185,006	$278,469,932	$715,074	$279,185,006	$311,511,044	20,896,687
Thrivent Diversified Income Plus	$617,618,644	$27,892	$617,646,536	$—	$617,646,536	$616,945,320	$701,216	$617,646,536	$690,936,001	87,542,152
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent ESG Index	$31,701,145	$—	$31,701,145	$—	$31,701,145	$31,701,145	$—	$31,701,145	$35,296,755	2,516,324
Thrivent Global Stock	$188,518,894	$51,933	$188,570,827	$—	$188,570,827	$188,040,862	$529,965	$188,570,827	$195,857,494	16,549,375
Thrivent Government Bond	$140,203,408	$8,601	$140,212,009	$—	$140,212,009	$140,041,983	$170,026	$140,212,009	$158,434,847	14,347,170
Thrivent High Yield	$320,653,610	$42,374	$320,695,984	$—	$320,695,984	$320,220,934	$475,050	$320,695,984	$370,037,117	81,055,008
Thrivent Income	$385,483,675	$12,483	$385,496,158	$—	$385,496,158	$385,257,213	$238,945	$385,496,158	$473,496,596	45,628,550
Thrivent International Allocation	$210,943,476	$34,882	$210,978,358	$—	$210,978,358	$210,717,642	$260,716	$210,978,358	$234,957,266	25,592,173
Thrivent International Index	$23,694,363	$704	$23,695,067	$—	$23,695,067	$23,683,712	$11,355	$23,695,067	$25,599,173	2,056,374
Thrivent Large Cap Growth	$816,437,337	$48,289	$816,485,626	$—	$816,485,626	$815,359,473	$1,126,153	$816,485,626	$955,003,397	22,335,163
Thrivent Large Cap Index	$964,108,864	$33,298	$964,142,162	$—	$964,142,162	$962,957,835	$1,184,327	$964,142,162	$760,408,842	18,697,651
Thrivent Large Cap Value	$449,856,478	$47,886	$449,904,364	$—	$449,904,364	$449,346,812	$557,552	$449,904,364	$410,839,974	21,543,921
Thrivent Limited Maturity Bond	$331,629,351	$33,408	$331,662,759	$—	$331,662,759	$331,521,910	$140,849	$331,662,759	$350,909,936	35,544,029
Thrivent Low Volatility Equity	$49,508,544	$—	$49,508,544	$547	$49,507,997	$49,501,412	$6,585	$49,507,997	$49,593,891	4,000,011
Thrivent Mid Cap Growth	$50,178,413	$—	$50,178,413	$—	$50,178,413	$50,178,413	$—	$50,178,413	$58,961,517	4,289,598
Thrivent Mid Cap Index	$450,141,047	$17,661	$450,158,708	$—	$450,158,708	$449,832,250	$326,458	$450,158,708	$426,715,241	23,761,795
Thrivent Mid Cap Stock	$521,596,729	$93,335	$521,690,064	$—	$521,690,064	$520,587,391	$1,102,673	$521,690,064	$552,054,929	28,682,958
Thrivent Mid Cap Value	$48,054,846	$—	$48,054,846	$—	$48,054,846	$48,054,846	$—	$48,054,846	$48,173,496	3,054,456
Thrivent Moderate Allocation	$8,031,074,685	$108,190	$8,031,182,875	$—	$8,031,182,875	$8,025,227,765	$5,955,110	$8,031,182,875	$8,820,260,150	618,874,670
Thrivent Moderately Aggressive Allocation	$5,239,227,360	$219,399	$5,239,446,759	$—	$5,239,446,759	$5,234,893,439	$4,553,320	$5,239,446,759	$5,610,196,642	372,882,821
Thrivent Moderately Conservative Allocation	$4,107,148,602	$—	$4,107,148,602	$82,545	$4,107,066,057	$4,104,323,466	$2,742,591	$4,107,066,057	$4,572,707,138	351,131,378
Thrivent Money Market	$301,938,378	$458	$301,938,836	$—	$301,938,836	$301,914,137	$24,699	$301,938,836	$301,938,374	301,938,374
Thrivent Multidimensional Income	$53,211,953	$1,634	$53,213,587	$—	$53,213,587	$52,982,018	$231,569	$53,213,587	$59,613,060	5,792,722
Thrivent Opportunity Income Plus	$170,098,934	$15,742	$170,114,676	$—	$170,114,676	$169,760,283	$354,393	$170,114,676	$194,188,315	19,645,311
Thrivent Partner Emerging Markets Equity	$56,377,191	$6,052	$56,383,243	$—	$56,383,243	$56,313,101	$70,142	$56,383,243	$63,541,655	4,549,299
Thrivent Partner Healthcare	$254,544,530	$3,429	$254,547,959	$—	$254,547,959	$254,480,290	$67,669	$254,547,959	$228,954,531	10,043,067
Thrivent Real Estate Securities	$128,313,680	$22,203	$128,335,883	$—	$128,335,883	$128,070,811	$265,072	$128,335,883	$119,057,806	4,903,926
Thrivent Small Cap Growth	$84,059,927	$750	$84,060,677	$—	$84,060,677	$84,048,798	$11,879	$84,060,677	$94,503,028	6,022,908
Thrivent Small Cap Index	$426,319,012	$17,070	$426,336,082	$—	$426,336,082	$426,054,220	$281,862	$426,336,082	$428,989,763	23,448,600
Thrivent Small Cap Stock	$312,143,574	$67,745	$312,211,319	$—	$312,211,319	$311,510,775	$700,544	$312,211,319	$321,855,779	17,094,953
Vanguard® VIF Capital Growth	$770,718	$—	$770,718	$—	$770,718	$770,718	$—	$770,718	$760,006	19,859
Vanguard® VIF International	$2,184,753	$—	$2,184,753	$—	$2,184,753	$2,184,753	$—	$2,184,753	$3,031,196	97,014
Vanguard® VIF Short-Term Investment-Grade	$1,297,740	$—	$1,297,740	$—	$1,297,740	$1,297,740	$—	$1,297,740	$1,392,826	130,820
Vanguard® VIF Small Company Growth	$454,811	$—	$454,811	$—	$454,811	$454,811	$—	$454,811	$624,115	30,772
Vanguard® VIF Total Bond Market Index	$5,545,369	$—	$5,545,369	$—	$5,545,369	$5,545,369	$—	$5,545,369	$6,387,278	537,342
Vanguard® VIF Total Stock Market Index	$5,984,283	$—	$5,984,283	$—	$5,984,283	$5,984,283	$—	$5,984,283	$6,031,509	141,472
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$2,670	$(1,595)	$(1,396)	$(201)	$(522)	$(5,285)	$35,643	$(211,465)	$(181,107)
American Funds IS® Global Growth Class 4	$150,328	$(375,893)	$—	$(352,325)	$(577,890)	$(304,108)	$3,380,261	$(11,134,484)	$(8,058,331)
American Funds IS® Growth-Income Class 1	$15,625	$(4,043)	$(3,538)	$(702)	$7,342	$(11,009)	$85,578	$(313,976)	$(239,407)
American Funds IS® Growth-Income Class 4	$291,053	$(275,844)	$—	$(252,005)	$(236,796)	$(47,529)	$2,110,213	$(5,728,039)	$(3,665,355)
American Funds IS® International Growth and Income Class 4	$163,873	$(60,467)	$—	$(59,863)	$43,543	$(102,326)	$2,190,457	$(2,905,303)	$(817,172)
American Funds IS® International Class 1	$12,049	$(2,320)	$(2,030)	$(215)	$7,484	$(63,138)	$75,096	$(163,564)	$(151,606)
American Funds IS® International Class 4	$60,601	$(42,466)	$—	$(39,324)	$(21,189)	$(46,175)	$470,831	$(1,194,038)	$(769,382)
BlackRock Total Return V.I. Class I	$3,350	$(606)	$(530)	$—	$2,214	$(227)	$28	$(27,145)	$(27,344)
BlackRock Total Return V.I. Class III	$1,067,439	$(701,143)	$—	$(741,592)	$(375,296)	$(487,507)	$10,629	$(8,866,508)	$(9,343,386)
DFA VA International Small Portfolio	$5,338	$(949)	$(831)	$(135)	$3,423	$(16,727)	$3,634	$(47,490)	$(60,583)
DFA VA US Targeted Value	$11,733	$(8,530)	$(7,463)	$(169)	$(4,429)	$(25,478)	$69,496	$(242,620)	$(198,602)
Eaton Vance VT Floating- Rate Income Initial Share Class	$1,298,540	$(325,205)	$—	$(304,613)	$668,722	$(13,200)	$—	$(1,775,441)	$(1,788,641)
Fidelity® VIP Emerging Markets Initial Class	$15,254	$(3,671)	$(1,835)	$(188)	$9,560	$(84,156)	$—	$(166,031)	$(250,187)
Fidelity VIP Emerging Markets Service Class 2	$249,100	$(164,828)	$—	$(157,833)	$(73,561)	$(59,572)	$—	$(2,865,081)	$(2,924,653)
Fidelity VIP Energy Service Class 2	$251,579	$(112,363)	$—	$(67,849)	$71,367	$403,759	$—	$2,387,413	$2,791,172
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity® VIP International Capital Appreciation Initial Class	$1,763	$(2,380)	$(1,190)	$(102)	$(1,909)	$(26,434)	$46,299	$(214,299)	$(194,434)
Fidelity VIP International Capital Appreciation Service Class 2	$28,957	$(326,721)	$—	$(326,071)	$(623,835)	$(75,973)	$1,528,118	$(8,417,770)	$(6,965,625)
Fidelity® VIP Value Initial Class	$19,913	$(3,368)	$(1,684)	$(463)	$14,398	$6,229	$38,075	$(77,520)	$(33,216)
Fidelity VIP Value Service Class 2	$249,414	$(183,477)	$—	$(153,872)	$(87,935)	$(10,770)	$563,824	$(1,106,658)	$(553,604)
Franklin Small Cap Value VIP Class 2	$118,457	$(151,941)	$—	$(152,264)	$(185,748)	$(60,447)	$2,235,438	$(3,328,011)	$(1,153,020)
Goldman Sachs VIT Core Fixed Income Service Shares	$484,941	$(407,461)	$—	$(412,805)	$(335,325)	$(114,928)	$—	$(5,117,857)	$(5,232,785)
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$7,545	$(80,911)	$—	$(72,318)	$(145,684)	$(56,276)	$88,668	$(1,208,229)	$(1,175,837)
Janus Henderson Enterprise Institutional Class	$4,498	$(4,518)	$(2,259)	$(807)	$(3,086)	$1,290	$193,400	$(400,965)	$(206,275)
Janus Henderson VIT Enterprise Service Class	$32,702	$(154,225)	$—	$(142,312)	$(263,835)	$(56,195)	$2,126,691	$(3,987,523)	$(1,917,027)
Janus Henderson VIT Forty Service Class	$24,728	$(473,759)	$—	$(443,505)	$(892,536)	$(111,416)	$6,461,928	$(20,642,721)	$(14,292,209)
John Hancock Core Bond Trust Series I	$19,119	$(3,651)	$(913)	$(252)	$14,303	$(66,312)	$—	$(90,628)	$(156,940)
John Hancock VIT Core Bond Trust Series II	$311,920	$(164,762)	$—	$(164,878)	$(17,720)	$(73,399)	$—	$(2,072,292)	$(2,145,691)
John Hancock International Equity Index Trust Series I	$4,919	$(560)	$(140)	$(17)	$4,202	$1,184	$821	$(31,152)	$(29,147)
John Hancock International Small Company Trust Series II	$36,465	$(21,735)	$—	$(22,760)	$(8,030)	$(11,288)	$159,815	$(482,165)	$(333,638)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
John Hancock Strategic Income Opportunities Trust Series I	$22,416	$(2,422)	$(605)	$(332)	$19,057	$(3,409)	$—	$(82,776)	$(86,185)
John Hancock Strategic Income Opportunities Trust Series II	$758,390	$(246,379)	$—	$(242,022)	$269,989	$(122,953)	$—	$(2,588,748)	$(2,711,701)
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$7,574	$(2,109)	$(527)	$(259)	$4,679	$14,566	$113,783	$(183,126)	$(54,777)
MFS® VIT II - Core Equity Service Class	$15,705	$(202,939)	$—	$(196,494)	$(383,728)	$(16,121)	$2,060,433	$(4,718,005)	$(2,673,693)
MFS® VIT III Global Real Estate Service Class	$45,741	$(43,644)	$—	$(32,133)	$(30,036)	$(25,616)	$245,761	$(1,292,723)	$(1,072,578)
MFS® VIT II - MFS® Corporate Bond Initial Class	$8,738	$(1,053)	$(263)	$(56)	$7,366	$(15,680)	$13,802	$(60,271)	$(62,149)
MFS® VIT III - MFS® Global Real Estate Initial Class	$2,370	$(568)	$(142)	$(123)	$1,537	$(1,739)	$10,349	$(60,888)	$(52,278)
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$2,408	$(1,271)	$(318)	$(281)	$538	$5,954	$13,390	$(125,231)	$(105,887)
MFS® VIT III - MFS® Mid Cap Value Initial Class	$18,372	$(5,772)	$(1,443)	$(197)	$10,960	$(113,329)	$153,157	$(227,669)	$(187,841)
MFS® VIT III Mid Cap Value Service Class	$55,249	$(78,846)	$—	$(68,367)	$(91,964)	$20,144	$580,753	$(1,122,833)	$(521,936)
MFS® VIT - New Discovery Series Service Class	$—	$(170,931)	$—	$(163,116)	$(334,047)	$(215,662)	$5,444,744	$(9,692,760)	$(4,463,678)
MFS® VIT II - MFS® Technology Initial Class	$—	$(4,208)	$(1,052)	$(751)	$(6,011)	$(17,122)	$93,174	$(584,737)	$(508,685)
MFS® VIT II Technology Service Class	$—	$(232,447)	$—	$(202,857)	$(435,304)	$(13,541)	$1,903,994	$(9,788,126)	$(7,897,673)
MFS® VIT - MFS® Value Series Initial Class	$10,125	$(2,641)	$(660)	$(240)	$6,584	$6,984	$43,154	$(92,574)	$(42,436)
MFS® VIT Value Series Service Class	$134,758	$(127,546)	$—	$(113,848)	$(106,636)	$(5,636)	$709,378	$(1,143,106)	$(439,364)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Emerging Markets Bond Institutional Class	$5,334	$(433)	$(379)	$(78)	$4,444	$(11,044)	$—	$(15,486)	$(26,530)
PIMCO VIT Emerging Markets Bond Advisor Class	$70,181	$(18,385)	$—	$(14,587)	$37,209	$(8,922)	$—	$(299,254)	$(308,176)
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$2,739	$(648)	$(567)	$(20)	$1,504	$(14,069)	$3,276	$(5,912)	$(16,705)
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$65,740	$(57,953)	$—	$(57,867)	$(50,080)	$(53,856)	$65,487	$(578,095)	$(566,464)
PIMCO VIT Long-Term U.S. Government Institutional Class	$9,387	$(1,724)	$(1,509)	$(144)	$6,010	$(69,576)	$—	$(92,361)	$(161,937)
PIMCO VIT Long-Term US Government Advisor Class	$258,879	$(164,230)	$—	$(169,345)	$(74,696)	$(307,319)	$—	$(4,384,665)	$(4,691,984)
PIMCO VIT Real Return Institutional Class	$35,875	$(3,063)	$(2,680)	$(364)	$29,768	$(2,314)	$—	$(118,370)	$(120,684)
PIMCO VIT Real Return Advisor Class	$2,619,882	$(493,377)	$—	$(481,168)	$1,645,337	$(64,842)	$—	$(7,314,957)	$(7,379,799)
Principal Capital Appreciation Class 2	$71,783	$(125,119)	$—	$(116,623)	$(169,959)	$(8,201)	$1,402,233	$(2,952,189)	$(1,558,157)
Principal Diversified International	$7,453	$(1,056)	$(924)	$(241)	$5,232	$985	$26,476	$(94,614)	$(67,153)
Principal Government & High Quality Bond	$7,059	$(1,852)	$(1,621)	$(326)	$3,260	$(2,355)	$—	$(58,954)	$(61,309)
Principal Small Cap	$296	$(1,705)	$(1,492)	$(255)	$(3,156)	$5,577	$87,261	$(182,143)	$(89,305)
Principal VC Equity Income Class 2	$341,267	$(224,975)	$—	$(205,506)	$(89,214)	$(50,180)	$2,197,652	$(4,201,482)	$(2,054,010)
Putnam VT International Value Class 1B	$49,927	$(37,973)	$—	$(33,259)	$(21,305)	$(16,028)	$87,071	$(172,545)	$(101,502)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Putnam VT Research Class 1B	$60,410	$(151,142)	$—	$(140,359)	$(231,091)	$(34,040)	$756,186	$(2,809,841)	$(2,087,695)
Templeton Global Bond VIP Class 1	$—	$(2,194)	$(1,097)	$(429)	$(3,720)	$(27,611)	$—	$14,451	$(13,160)
Templeton Global Bond VIP Class 2	$—	$(57,030)	$—	$(56,790)	$(113,820)	$(26,822)	$—	$(149,503)	$(176,325)
Thrivent Aggressive Allocation	$11,453,827	$(17,209,376)	$—	$(1,962,187)	$(7,717,736)	$22,833,978	$156,565,283	$(475,728,606)	$(296,329,345)
Thrivent All Cap	$655,307	$(1,441,713)	$—	$(132,918)	$(919,324)	$1,769,307	$20,372,091	$(47,173,034)	$(25,031,636)
Thrivent Balanced Income Plus	$6,340,580	$(3,804,739)	$—	$(90,067)	$2,445,774	$(1,407,670)	$24,038,245	$(76,219,917)	$(53,589,342)
Thrivent Diversified Income Plus	$19,878,539	$(8,451,920)	$—	$(158,531)	$11,268,088	$(3,382,634)	$41,752,434	$(153,800,032)	$(115,430,232)
Thrivent ESG Index	$168,467	$(385,524)	$—	$(128,610)	$(345,667)	$(234,289)	$594,612	$(8,127,357)	$(7,767,034)
Thrivent Global Stock	$2,295,581	$(2,565,200)	$—	$(108,534)	$(378,153)	$2,229,780	$25,697,322	$(76,925,420)	$(48,998,318)
Thrivent Government Bond	$3,316,467	$(1,906,516)	$—	$(198,215)	$1,211,736	$(3,946,816)	$—	$(16,799,307)	$(20,746,123)
Thrivent High Yield	$17,286,764	$(3,963,409)	$—	$(1,220,452)	$12,102,903	$(6,631,481)	$—	$(45,710,129)	$(52,341,610)
Thrivent Income	$14,259,962	$(5,088,967)	$—	$(1,530,037)	$7,640,958	$(11,343,518)	$13,240,007	$(90,944,096)	$(89,047,607)
Thrivent International Allocation	$6,220,259	$(2,838,412)	$—	$(52,669)	$3,329,178	$(2,026,248)	$19,091,174	$(74,267,168)	$(57,202,242)
Thrivent International Index	$541,706	$(256,593)	$—	$(119,834)	$165,279	$(204,985)	$63,207	$(3,317,383)	$(3,459,161)
Thrivent Large Cap Growth	$—	$(11,704,924)	$—	$(1,438,337)	$(13,143,261)	$12,902,626	$83,068,098	$(506,822,450)	$(410,851,726)
Thrivent Large Cap Index	$12,473,556	$(12,948,320)	$—	$(1,306,060)	$(1,780,824)	$71,087,146	$12,174,318	$(312,420,228)	$(229,158,764)
Thrivent Large Cap Value	$5,527,719	$(5,270,317)	$—	$(393,264)	$(135,862)	$9,618,071	$32,757,476	$(67,759,907)	$(25,384,360)
Thrivent Limited Maturity Bond	$7,313,759	$(4,388,578)	$—	$(568,110)	$2,357,071	$(5,055,511)	$1,150,961	$(19,536,402)	$(23,440,952)
Thrivent Low Volatility Equity	$567,718	$(608,711)	$—	$(71,530)	$(112,523)	$594,151	$2,959,912	$(9,677,579)	$(6,123,516)
Thrivent Mid Cap Growth	$—	$(580,220)	$—	$(231,773)	$(811,993)	$(1,179,363)	$358,049	$(14,707,951)	$(15,529,265)
Thrivent Mid Cap Index	$5,046,274	$(5,930,659)	$—	$(448,409)	$(1,332,794)	$13,676,717	$42,201,080	$(130,934,995)	$(75,057,198)
Thrivent Mid Cap Stock	$1,694,286	$(6,701,664)	$—	$(861,024)	$(5,868,402)	$8,998,072	$95,252,520	$(217,723,491)	$(113,472,899)
Thrivent Mid Cap Value	$—	$(492,660)	$—	$(97,938)	$(590,598)	$142,952	$120,551	$(2,215,468)	$(1,951,965)
Thrivent Moderate Allocation	$143,627,591	$(101,687,544)	$—	$(37,060,694)	$4,879,353	$36,654,957	$691,336,542	$(2,532,287,165)	$(1,804,295,666)
Thrivent Moderately Aggressive Allocation	$73,059,999	$(67,745,264)	$—	$(15,058,372)	$(9,743,637)	$65,382,767	$538,253,616	$(1,831,250,761)	$(1,227,614,378)
Thrivent Moderately Conservative Allocation	$95,215,166	$(52,631,427)	$—	$(15,770,521)	$26,813,218	$(8,640,781)	$214,930,288	$(1,072,795,357)	$(866,505,850)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Money Market	$3,988,216	$(3,296,638)	$—	$(103,126)	$588,452	$—	$—	$—	$—
Thrivent Multidimensional Income	$1,383,483	$(721,169)	$—	$(36,038)	$626,276	$(1,621,636)	$128,774	$(8,596,284)	$(10,089,146)
Thrivent Opportunity Income Plus	$7,633,858	$(2,375,467)	$—	$(39,289)	$5,219,102	$(5,817,390)	$—	$(24,318,041)	$(30,135,431)
Thrivent Partner Emerging Markets Equity	$528,212	$(789,868)	$—	$(31,557)	$(293,213)	$(323,481)	$784,522	$(21,909,683)	$(21,448,642)
Thrivent Partner Healthcare	$643,427	$(3,130,647)	$—	$(247,778)	$(2,734,998)	$12,719,914	$26,789,643	$(55,888,932)	$(16,379,375)
Thrivent Real Estate Securities	$1,712,170	$(1,861,101)	$—	$(71,082)	$(220,013)	$7,717,379	$3,272,916	$(58,838,884)	$(47,848,589)
Thrivent Small Cap Growth	$—	$(1,015,113)	$—	$(332,027)	$(1,347,140)	$146,536	$6,132,930	$(28,016,227)	$(21,736,761)
Thrivent Small Cap Index	$5,187,651	$(5,708,762)	$—	$(578,818)	$(1,099,929)	$9,801,862	$36,811,437	$(134,875,090)	$(88,261,791)
Thrivent Small Cap Stock	$1,022,514	$(3,846,538)	$—	$(524,710)	$(3,348,734)	$4,731,539	$54,488,092	$(95,135,037)	$(35,915,406)
Vanguard® VIF Capital Growth	$8,621	$(3,520)	$(3,080)	$(398)	$1,623	$11,904	$93,152	$(279,989)	$(174,933)
Vanguard® VIF International	$29,322	$(8,995)	$(7,870)	$(298)	$12,159	$(131,645)	$434,683	$(1,204,270)	$(901,232)
Vanguard® VIF Short-Term Investment-Grade	$42,901	$(9,014)	$(7,887)	$(536)	$25,464	$(139,368)	$20,477	$(84,109)	$(203,000)
Vanguard® VIF Small Company Growth	$1,341	$(2,061)	$(1,803)	$(431)	$(2,954)	$(5,982)	$143,761	$(303,712)	$(165,933)
Vanguard® VIF Total Bond Market Index	$128,786	$(24,891)	$(6,223)	$(1,094)	$96,578	$(203,347)	$45,698	$(898,198)	$(1,055,847)
Vanguard® VIF Total Stock Market Index	$85,319	$(25,258)	$(6,315)	$(1,440)	$52,306	$157,020	$457,020	$(2,161,285)	$(1,547,245)
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$(522)	$30,358	$(211,465)	$(181,629)	$54,837	$(239,717)	$—	$—	$(105,973)	$(290,853)	$(472,482)	$734,318	$261,836
American Funds IS® Global Growth Class 4	$(577,890)	$3,076,153	$(11,134,484)	$(8,636,221)	$13,574,965	$101,889	$(1,476)	$—	$534,081	$14,209,459	$5,573,238	$28,557,768	$34,131,006
American Funds IS® Growth-Income Class 1	$7,342	$74,569	$(313,976)	$(232,065)	$251,209	$(53,143)	$—	$—	$(307,754)	$(109,688)	$(341,753)	$1,331,148	$989,395
American Funds IS® Growth-Income Class 4	$(236,796)	$2,062,684	$(5,728,039)	$(3,902,151)	$13,126,938	$(280,619)	$(1,093)	$—	$566,881	$13,412,107	$9,509,956	$18,076,077	$27,586,033
American Funds IS® International Growth and Income Class 4	$43,543	$2,088,131	$(2,905,303)	$(773,629)	$2,128,862	$7,561	$(194)	$—	$143,097	$2,279,326	$1,505,697	$4,323,192	$5,828,889
American Funds IS® International Class 1	$7,484	$11,958	$(163,564)	$(144,122)	$169,083	$(210,865)	$—	$—	$119,152	$77,370	$(66,752)	$570,837	$504,085
American Funds IS® International Class 4	$(21,189)	$424,656	$(1,194,038)	$(790,571)	$1,292,448	$(15,357)	$(145)	$—	$318,824	$1,595,770	$805,199	$3,132,211	$3,937,410
BlackRock Total Return V.I. Class I	$2,214	$(199)	$(27,145)	$(25,130)	$(2)	$(761)	$—	$—	$2,500	$1,737	$(23,393)	$167,772	$144,379
BlackRock Total Return V.I. Class III	$(375,296)	$(476,878)	$(8,866,508)	$(9,718,682)	$30,294,719	$401,939	$(2,278)	$—	$(3,908,884)	$26,785,496	$17,066,814	$47,740,662	$64,807,476
DFA VA International Small Portfolio	$3,423	$(13,093)	$(47,490)	$(57,160)	$15,895	$(32,765)	$—	$—	$(72,224)	$(89,094)	$(146,254)	$345,392	$199,138
DFA VA US Targeted Value	$(4,429)	$44,018	$(242,620)	$(203,031)	$187,245	$(400,519)	$—	$—	$(1,661,704)	$(1,874,978)	$(2,078,009)	$2,902,558	$824,549
Eaton Vance VT Floating- Rate Income Initial Share Class	$668,722	$(13,200)	$(1,775,441)	$(1,119,919)	$22,691,025	$302,453	$(490)	$—	$204,718	$23,197,706	$22,077,787	$14,317,533	$36,395,320
Fidelity® VIP Emerging Markets Initial Class	$9,560	$(84,156)	$(166,031)	$(240,627)	$189,192	$(282,869)	$—	$—	$90,610	$(3,067)	$(243,694)	$1,012,454	$768,760
Fidelity VIP Emerging Markets Service Class 2	$(73,561)	$(59,572)	$(2,865,081)	$(2,998,214)	$5,297,382	$93,121	$(545)	$—	$1,055,788	$6,445,746	$3,447,532	$12,312,593	$15,760,125
Fidelity VIP Energy Service Class 2	$71,367	$403,759	$2,387,413	$2,862,539	$7,653,659	$(14,476)	$(369)	$—	$996,359	$8,635,173	$11,497,712	$3,187,690	$14,685,402
Fidelity® VIP International Capital Appreciation Initial Class	$(1,909)	$19,865	$(214,299)	$(196,343)	$69,090	$(158,258)	$—	$—	$71,695	$(17,473)	$(213,816)	$769,052	$555,236
Fidelity VIP International Capital Appreciation Service Class 2	$(623,835)	$1,452,145	$(8,417,770)	$(7,589,460)	$13,579,894	$608,487	$(727)	$—	$2,287,369	$16,475,023	$8,885,563	$23,235,598	$32,121,161
Fidelity® VIP Value Initial Class	$14,398	$44,304	$(77,520)	$(18,818)	$113,085	$(40,207)	$—	$—	$831,008	$903,886	$885,068	$602,568	$1,487,636
Fidelity VIP Value Service Class 2	$(87,935)	$553,054	$(1,106,658)	$(641,539)	$11,629,503	$182,076	$(514)	$—	$1,196,716	$13,007,781	$12,366,242	$8,691,844	$21,058,086
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(185,748)	$2,174,991	$(3,328,011)	$(1,338,768)	$6,291,592	$207,871	$(467)	$—	$(154,234)	$6,344,762	$5,005,994	$9,942,902	$14,948,896
Goldman Sachs VIT Core Fixed Income Service Shares	$(335,325)	$(114,928)	$(5,117,857)	$(5,568,110)	$15,705,994	$(289,510)	$(1,057)	$—	$(676,331)	$14,739,096	$9,170,986	$28,477,292	$37,648,278
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(145,684)	$32,392	$(1,208,229)	$(1,321,521)	$4,150,597	$25,235	$(293)	$—	$21,395	$4,196,934	$2,875,413	$5,064,960	$7,940,373
Janus Henderson Enterprise Institutional Class	$(3,086)	$194,690	$(400,965)	$(209,361)	$173,856	$(188,261)	$—	$—	$(19,503)	$(33,908)	$(243,269)	$1,325,200	$1,081,931
Janus Henderson VIT Enterprise Service Class	$(263,835)	$2,070,496	$(3,987,523)	$(2,180,862)	$6,332,241	$33,766	$(824)	$—	$(66,831)	$6,298,352	$4,117,490	$11,026,674	$15,144,164
Janus Henderson VIT Forty Service Class	$(892,536)	$6,350,512	$(20,642,721)	$(15,184,745)	$19,211,240	$460,744	$(1,930)	$—	$5,051,370	$24,721,424	$9,536,679	$34,298,617	$43,835,296
John Hancock Core Bond Trust Series I	$14,303	$(66,312)	$(90,628)	$(142,637)	$309,880	$(136,351)	$—	$—	$(231,497)	$(57,968)	$(200,605)	$974,407	$773,802
John Hancock VIT Core Bond Trust Series II	$(17,720)	$(73,399)	$(2,072,292)	$(2,163,411)	$6,657,367	$29,730	$(511)	$—	$(387,437)	$6,299,149	$4,135,738	$11,435,576	$15,571,314
John Hancock International Equity Index Trust Series I	$4,202	$2,005	$(31,152)	$(24,945)	$7,759	$(12,653)	$—	$—	$(101,929)	$(106,823)	$(131,768)	$285,310	$153,542
John Hancock International Small Company Trust Series II	$(8,030)	$148,527	$(482,165)	$(341,668)	$620,218	$55,127	$(58)	$—	$175,632	$850,919	$509,251	$1,662,478	$2,171,729
John Hancock Strategic Income Opportunities Trust Series I	$19,057	$(3,409)	$(82,776)	$(67,128)	$30,039	$(22,918)	$—	$—	$110,394	$117,515	$50,387	$553,411	$603,798
John Hancock Strategic Income Opportunities Trust Series II	$269,989	$(122,953)	$(2,588,748)	$(2,441,712)	$11,223,223	$(163,106)	$(671)	$—	$(1,219,177)	$9,840,269	$7,398,557	$16,106,225	$23,504,782
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$4,679	$128,349	$(183,126)	$(50,098)	$450,709	$(116,828)	$—	$—	$484,676	$818,557	$768,459	$268,398	$1,036,857
MFS® VIT II - Core Equity Service Class	$(383,728)	$2,044,312	$(4,718,005)	$(3,057,421)	$11,499,446	$581,987	$(558)	$—	$174,707	$12,255,582	$9,198,161	$12,276,626	$21,474,787
MFS® VIT III Global Real Estate Service Class	$(30,036)	$220,145	$(1,292,723)	$(1,102,614)	$1,983,161	$23,449	$(178)	$—	$512,339	$2,518,771	$1,416,157	$2,762,005	$4,178,162
MFS® VIT II - MFS® Corporate Bond Initial Class	$7,366	$(1,878)	$(60,271)	$(54,783)	$49,702	$(22,008)	$—	$—	$(61,520)	$(33,826)	$(88,609)	$312,601	$223,992
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,537	$8,610	$(60,888)	$(50,741)	$9,343	$(81,605)	$—	$—	$69,502	$(2,760)	$(53,501)	$176,175	$122,674
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$538	$19,344	$(125,231)	$(105,349)	$53,237	$(75,649)	$—	$—	$(40,514)	$(62,926)	$(168,275)	$460,103	$291,828
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,960	$39,828	$(227,669)	$(176,881)	$295,758	$(97,830)	$—	$—	$(1,092,261)	$(894,333)	$(1,071,214)	$1,841,588	$770,374
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III Mid Cap Value Service Class	$(91,964)	$600,897	$(1,122,833)	$(613,900)	$3,650,382	$(124,626)	$(434)	$—	$61,994	$3,587,316	$2,973,416	$5,014,460	$7,987,876
MFS® VIT - New Discovery Series Service Class	$(334,047)	$5,229,082	$(9,692,760)	$(4,797,725)	$6,298,406	$36,309	$(824)	$—	$1,441,325	$7,775,216	$2,977,491	$12,791,561	$15,769,052
MFS® VIT II - MFS® Technology Initial Class	$(6,011)	$76,052	$(584,737)	$(514,696)	$89,332	$(93,414)	$—	$—	$(89,295)	$(93,377)	$(608,073)	$1,462,707	$854,634
MFS® VIT II Technology Service Class	$(435,304)	$1,890,453	$(9,788,126)	$(8,332,977)	$8,291,518	$256,744	$(988)	$—	$3,060,235	$11,607,509	$3,274,532	$17,892,235	$21,166,767
MFS® VIT - MFS® Value Series Initial Class	$6,584	$50,138	$(92,574)	$(35,852)	$198,028	$(57,760)	$—	$—	$(7,415)	$132,853	$97,001	$645,557	$742,558
MFS® VIT Value Series Service Class	$(106,636)	$703,742	$(1,143,106)	$(546,000)	$7,446,443	$99,471	$(470)	$—	$(1,003,490)	$6,541,954	$5,995,954	$7,619,987	$13,615,941
PIMCO VIT Emerging Markets Bond Institutional Class	$4,444	$(11,044)	$(15,486)	$(22,086)	$31,591	$(12,033)	$—	$—	$(75,475)	$(49,978)	$(72,064)	$163,853	$91,789
PIMCO VIT Emerging Markets Bond Advisor Class	$37,209	$(8,922)	$(299,254)	$(270,967)	$413,885	$(1,168)	$(95)	$—	$78,211	$490,833	$219,866	$1,457,694	$1,677,560
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,504	$(10,793)	$(5,912)	$(15,201)	$159,985	$(62,592)	$—	$—	$22,922	$114,376	$99,175	$77,574	$176,749
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(50,080)	$11,631	$(578,095)	$(616,544)	$1,847,409	$138,863	$(146)	$—	$(15,911)	$1,970,215	$1,353,671	$4,023,891	$5,377,562
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,010	$(69,576)	$(92,361)	$(155,927)	$129,023	$(38,363)	$—	$—	$(128,735)	$(38,075)	$(194,002)	$517,164	$323,162
PIMCO VIT Long-Term US Government Advisor Class	$(74,696)	$(307,319)	$(4,384,665)	$(4,766,680)	$5,100,260	$(1,177)	$(736)	$—	$517,586	$5,615,933	$849,253	$13,095,499	$13,944,752
PIMCO VIT Real Return Institutional Class	$29,768	$(2,314)	$(118,370)	$(90,916)	$34,909	$(120,413)	$—	$—	$1,646,885	$1,561,381	$1,470,465	$225,905	$1,696,370
PIMCO VIT Real Return Advisor Class	$1,645,337	$(64,842)	$(7,314,957)	$(5,734,462)	$25,404,666	$672,206	$(1,091)	$—	$1,655,585	$27,731,366	$21,996,904	$28,718,691	$50,715,595
Principal Capital Appreciation Class 2	$(169,959)	$1,394,032	$(2,952,189)	$(1,728,116)	$6,666,990	$339,105	$(395)	$—	$545,414	$7,551,114	$5,822,998	$7,876,327	$13,699,325
Principal Diversified International	$5,232	$27,461	$(94,614)	$(61,921)	$13,066	$(8,054)	$—	$—	$30,176	$35,188	$(26,733)	$297,456	$270,723
Principal Government & High Quality Bond	$3,260	$(2,355)	$(58,954)	$(58,049)	$152,804	$(22,896)	$—	$—	$32,306	$162,214	$104,165	$423,127	$527,292
Principal Small Cap	$(3,156)	$92,838	$(182,143)	$(92,461)	$195,573	$(98,845)	$—	$—	$(8,007)	$88,721	$(3,740)	$483,308	$479,568
Principal VC Equity Income Class 2	$(89,214)	$2,147,472	$(4,201,482)	$(2,143,224)	$8,566,106	$484,190	$(632)	$—	$(767,987)	$8,281,677	$6,138,453	$15,259,817	$21,398,270
Putnam VT International Value Class 1B	$(21,305)	$71,043	$(172,545)	$(122,807)	$2,180,210	$2,296	$(126)	$—	$213,847	$2,396,227	$2,273,420	$1,973,232	$4,246,652
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$(231,091)	$722,146	$(2,809,841)	$(2,318,786)	$6,304,491	$252,021	$(458)	$—	$(97,659)	$6,458,395	$4,139,609	$10,574,866	$14,714,475
Templeton Global Bond VIP Class 1	$(3,720)	$(27,611)	$14,451	$(16,880)	$127,519	$(164,260)	$—	$—	$468,060	$431,319	$414,439	$419,572	$834,011
Templeton Global Bond VIP Class 2	$(113,820)	$(26,822)	$(149,503)	$(290,145)	$2,391,196	$(12,142)	$(146)	$—	$(154,588)	$2,224,320	$1,934,175	$3,731,512	$5,665,687
Thrivent Aggressive Allocation	$(7,717,736)	$179,399,261	$(475,728,606)	$(304,047,081)	$123,388,445	$(99,886,138)	$(170,818)	$(3,898)	$(774,582)	$22,553,009	$(281,494,072)	$1,592,020,437	$1,310,526,365
Thrivent All Cap	$(919,324)	$22,141,398	$(47,173,034)	$(25,950,960)	$9,000,554	$(7,063,122)	$(4,591)	$(2,421)	$(585,419)	$1,345,001	$(24,605,959)	$133,898,909	$109,292,950
Thrivent Balanced Income Plus	$2,445,774	$22,630,575	$(76,219,917)	$(51,143,568)	$13,395,531	$(23,045,803)	$(8,781)	$(5,770)	$(5,198,347)	$(14,863,170)	$(66,006,738)	$345,191,744	$279,185,006
Thrivent Diversified Income Plus	$11,268,088	$38,369,800	$(153,800,032)	$(104,162,144)	$26,021,405	$(70,541,886)	$(23,328)	$(4,546)	$(21,766,593)	$(66,314,948)	$(170,477,092)	$788,123,628	$617,646,536
Thrivent ESG Index	$(345,667)	$360,323	$(8,127,357)	$(8,112,701)	$8,200,887	$(1,564,943)	$(1,823)	$—	$2,264,916	$8,899,037	$786,336	$30,914,809	$31,701,145
Thrivent Global Stock	$(378,153)	$27,927,102	$(76,925,420)	$(49,376,471)	$9,595,343	$(15,531,802)	$(6,205)	$(1,777)	$(3,663,965)	$(9,608,406)	$(58,984,877)	$247,555,704	$188,570,827
Thrivent Government Bond	$1,211,736	$(3,946,816)	$(16,799,307)	$(19,534,387)	$11,403,422	$(13,990,853)	$(6,311)	$341	$(11,184,751)	$(13,778,152)	$(33,312,539)	$173,524,548	$140,212,009
Thrivent High Yield	$12,102,903	$(6,631,481)	$(45,710,129)	$(40,238,707)	$60,512,694	$(18,426,271)	$(11,841)	$(3,353)	$(14,740,523)	$27,330,706	$(12,908,001)	$333,603,985	$320,695,984
Thrivent Income	$7,640,958	$1,896,489	$(90,944,096)	$(81,406,649)	$51,640,903	$(30,013,482)	$(12,932)	$(1,941)	$(35,727,299)	$(14,114,751)	$(95,521,400)	$481,017,558	$385,496,158
Thrivent International Allocation	$3,329,178	$17,064,926	$(74,267,168)	$(53,873,064)	$7,266,078	$(18,630,455)	$(6,893)	$(1,527)	$(2,206,655)	$(13,579,452)	$(67,452,516)	$278,430,874	$210,978,358
Thrivent International Index	$165,279	$(141,778)	$(3,317,383)	$(3,293,882)	$6,043,112	$(404,057)	$(1,159)	$(106)	$1,257,675	$6,895,465	$3,601,583	$20,093,484	$23,695,067
Thrivent Large Cap Growth	$(13,143,261)	$95,970,724	$(506,822,450)	$(423,994,987)	$79,112,954	$(64,344,905)	$(42,529)	$(20,251)	$(9,880,193)	$4,825,076	$(419,169,911)	$1,235,655,537	$816,485,626
Thrivent Large Cap Index	$(1,780,824)	$83,261,464	$(312,420,228)	$(230,939,588)	$91,820,637	$(64,375,823)	$(45,086)	$(7,997)	$(29,027,042)	$(1,635,311)	$(232,574,899)	$1,196,717,061	$964,142,162
Thrivent Large Cap Value	$(135,862)	$42,375,547	$(67,759,907)	$(25,520,222)	$41,797,268	$(34,460,027)	$(10,122)	$3,810	$75,908,516	$83,239,445	$57,719,223	$392,185,141	$449,904,364
Thrivent Limited Maturity Bond	$2,357,071	$(3,904,550)	$(19,536,402)	$(21,083,881)	$38,187,382	$(48,198,732)	$(10,717)	$3,332	$(20,544,303)	$(30,563,038)	$(51,646,919)	$383,309,678	$331,662,759
Thrivent Low Volatility Equity	$(112,523)	$3,554,063	$(9,677,579)	$(6,236,039)	$6,055,247	$(3,319,017)	$(1,152)	$73	$1,241,876	$3,977,027	$(2,259,012)	$51,767,009	$49,507,997
Thrivent Mid Cap Growth	$(811,993)	$(821,314)	$(14,707,951)	$(16,341,258)	$10,140,707	$(2,864,236)	$(3,450)	$—	$7,908,582	$15,181,603	$(1,159,655)	$51,338,068	$50,178,413
Thrivent Mid Cap Index	$(1,332,794)	$55,877,797	$(130,934,995)	$(76,389,992)	$36,596,005	$(28,242,930)	$(23,690)	$(70)	$(14,063,043)	$(5,733,728)	$(82,123,720)	$532,282,428	$450,158,708
Thrivent Mid Cap Stock	$(5,868,402)	$104,250,592	$(217,723,491)	$(119,341,301)	$54,573,251	$(32,853,119)	$(21,024)	$(9,262)	$112,950	$21,802,796	$(97,538,505)	$619,228,569	$521,690,064
Thrivent Mid Cap Value	$(590,598)	$263,503	$(2,215,468)	$(2,542,563)	$8,554,848	$(2,306,720)	$(1,500)	$—	$17,200,723	$23,447,351	$20,904,788	$27,150,058	$48,054,846
Thrivent Moderate Allocation	$4,879,353	$727,991,499	$(2,532,287,165)	$(1,799,416,313)	$244,258,116	$(766,710,057)	$(324,878)	$(70,130)	$(107,343,645)	$(630,190,594)	$(2,429,606,907)	$10,460,789,782	$8,031,182,875
Thrivent Moderately Aggressive Allocation	$(9,743,637)	$603,636,383	$(1,831,250,761)	$(1,237,358,015)	$247,545,323	$(420,660,276)	$(391,428)	$(11,831)	$(70,415,343)	$(243,933,555)	$(1,481,291,570)	$6,720,738,329	$5,239,446,759
Thrivent Moderately Conservative Allocation	$26,813,218	$206,289,507	$(1,072,795,357)	$(839,692,632)	$79,119,817	$(399,073,086)	$(114,391)	$42,966	$(88,133,030)	$(408,157,724)	$(1,247,850,356)	$5,354,916,413	$4,107,066,057
Thrivent Money Market	$588,452	$—	$—	$588,452	$50,663,733	$(59,215,349)	$(9,227)	$1	$107,906,827	$99,345,985	$99,934,437	$202,004,399	$301,938,836
Thrivent Multidimensional Income	$626,276	$(1,492,862)	$(8,596,284)	$(9,462,870)	$4,425,414	$(4,989,616)	$(736)	$(142)	$8,685,968	$8,120,888	$(1,341,982)	$54,555,569	$53,213,587
Thrivent Opportunity Income Plus	$5,219,102	$(5,817,390)	$(24,318,041)	$(24,916,329)	$6,379,515	$(23,675,516)	$(4,743)	$1,014	$(6,439,592)	$(23,739,322)	$(48,655,651)	$218,770,327	$170,114,676
Thrivent Partner Emerging Markets Equity	$(293,213)	$461,041	$(21,909,683)	$(21,741,855)	$2,681,936	$(4,855,363)	$(3,196)	$(794)	$(1,034,395)	$(3,211,812)	$(24,953,667)	$81,336,910	$56,383,243
Thrivent Partner Healthcare	$(2,734,998)	$39,509,557	$(55,888,932)	$(19,114,373)	$15,625,327	$(16,472,743)	$(13,054)	$457	$(4,941,737)	$(5,801,750)	$(24,916,123)	$279,464,082	$254,547,959
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Real Estate Securities	$(220,013)	$10,990,295	$(58,838,884)	$(48,068,602)	$7,911,249	$(10,752,373)	$(5,613)	$(6,588)	$(3,519,999)	$(6,373,324)	$(54,441,926)	$182,777,809	$128,335,883
Thrivent Small Cap Growth	$(1,347,140)	$6,279,466	$(28,016,227)	$(23,083,901)	$13,509,956	$(4,488,049)	$(5,573)	$(202)	$4,034,306	$13,050,438	$(10,033,463)	$94,094,140	$84,060,677
Thrivent Small Cap Index	$(1,099,929)	$46,613,299	$(134,875,090)	$(89,361,720)	$40,738,251	$(26,443,891)	$(21,928)	$(1,364)	$(11,277,159)	$2,993,909	$(86,367,811)	$512,703,893	$426,336,082
Thrivent Small Cap Stock	$(3,348,734)	$59,219,631	$(95,135,037)	$(39,264,140)	$36,273,287	$(19,115,700)	$(10,503)	$(5,785)	$2,675,074	$19,816,373	$(19,447,767)	$331,659,086	$312,211,319
Vanguard® VIF Capital Growth	$1,623	$105,056	$(279,989)	$(173,310)	$51,117	$(126,218)	$—	$—	$(89,054)	$(164,155)	$(337,465)	$1,108,183	$770,718
Vanguard® VIF International	$12,159	$303,038	$(1,204,270)	$(889,073)	$198,891	$(145,247)	$—	$—	$246,753	$300,397	$(588,676)	$2,773,429	$2,184,753
Vanguard® VIF Short-Term Investment-Grade	$25,464	$(118,891)	$(84,109)	$(177,536)	$378,382	$(185,119)	$—	$—	$(1,497,716)	$(1,304,453)	$(1,481,989)	$2,779,729	$1,297,740
Vanguard® VIF Small Company Growth	$(2,954)	$137,779	$(303,712)	$(168,887)	$7,959	$(37,480)	$—	$—	$(29,772)	$(59,293)	$(228,180)	$682,991	$454,811
Vanguard® VIF Total Bond Market Index	$96,578	$(157,649)	$(898,198)	$(959,269)	$975,480	$(880,197)	$—	$—	$(428,233)	$(332,950)	$(1,292,219)	$6,837,588	$5,545,369
Vanguard® VIF Total Stock Market Index	$52,306	$614,040	$(2,161,285)	$(1,494,939)	$453,900	$(644,632)	$—	$—	$(194,549)	$(385,281)	$(1,880,220)	$7,864,503	$5,984,283
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$(1,543)	$75,022	$25,170	$98,649	$98,553	$(43,667)	$—	$—	$(59,743)	$(4,857)	$93,792	$640,526	$734,318
American Funds IS® Global Growth Class 4	$(317,700)	$731,085	$1,202,003	$1,615,388	$19,240,747	$932,839	$(207)	$—	$1,056,451	$21,229,830	$22,845,218	$5,712,550	$28,557,768
American Funds IS® Growth-Income Class 1	$6,919	$57,091	$142,005	$206,015	$644,154	$(173,260)	$—	$—	$(109,908)	$360,986	$567,001	$764,147	$1,331,148
American Funds IS® Growth-Income Class 4	$(114,274)	$136,997	$2,029,278	$2,052,001	$9,969,616	$443,680	$(257)	$—	$51,367	$10,464,406	$12,516,407	$5,559,670	$18,076,077
American Funds IS® International Growth and Income Class 4	$49,587	$4,497	$(49,206)	$4,878	$2,650,990	$33,041	$(18)	$—	$506,173	$3,190,186	$3,195,064	$1,128,128	$4,323,192
American Funds IS® International Class 1	$10,687	$104,421	$(122,226)	$(7,118)	$19,235	$(629,617)	$—	$—	$(73,209)	$(683,591)	$(690,709)	$1,261,546	$570,837
American Funds IS® International Class 4	$25,670	$10,522	$(183,656)	$(147,464)	$2,079,460	$(38,946)	$(25)	$—	$218,325	$2,258,814	$2,111,350	$1,020,861	$3,132,211
BlackRock Total Return V.I. Class I	$1,954	$(1,156)	$(6,900)	$(6,102)	$—	$(86,229)	$—	$—	$10,256	$(75,973)	$(82,075)	$249,847	$167,772
BlackRock Total Return V.I. Class III	$(295,079)	$111,573	$(721,670)	$(905,176)	$32,860,051	$1,043,550	$(392)	$—	$3,342,842	$37,246,051	$36,340,875	$11,399,787	$47,740,662
DFA VA International Small Portfolio	$6,139	$52,647	$(15,224)	$43,562	$134,537	$(177,697)	$—	$—	$(17,887)	$(61,047)	$(17,485)	$362,877	$345,392
DFA VA US Targeted Value	$25,846	$321,519	$151,795	$499,160	$528,997	$(479,131)	$—	$—	$1,296,332	$1,346,198	$1,845,358	$1,057,200	$2,902,558
Eaton Vance VT Floating- Rate Income Initial Share Class	$47,726	$587	$4,748	$53,061	$10,898,996	$441,343	$(38)	$—	$1,553,829	$12,894,130	$12,947,191	$1,370,342	$14,317,533
Fidelity® VIP Emerging Markets Initial Class	$16,399	$258,278	$(293,046)	$(18,369)	$229,896	$(533,281)	$—	$—	$(47,838)	$(351,223)	$(369,592)	$1,382,046	$1,012,454
Fidelity VIP Emerging Markets Service Class 2	$78,496	$1,021,991	$(1,871,677)	$(771,190)	$9,329,480	$191,610	$(52)	$—	$1,125,770	$10,646,808	$9,875,618	$2,436,975	$12,312,593
Fidelity VIP Energy Service Class 2	$15,205	$67,621	$536,013	$618,839	$1,831,344	$197,751	$(55)	$—	$(133,267)	$1,895,773	$2,514,612	$673,078	$3,187,690
Fidelity® VIP International Capital Appreciation Initial Class	$(4,030)	$95,554	$(31,702)	$59,822	$402,459	$(203,734)	$—	$—	$(42,541)	$156,184	$216,006	$553,046	$769,052
Fidelity VIP International Capital Appreciation Service Class 2	$(302,010)	$836,671	$681,252	$1,215,913	$15,189,459	$651,885	$(68)	$—	$1,114,077	$16,955,353	$18,171,266	$5,064,332	$23,235,598
Fidelity® VIP Value Initial Class	$5,997	$78,937	$27,915	$112,849	$30,863	$(56,937)	$—	$—	$142,536	$116,462	$229,311	$373,257	$602,568
Fidelity VIP Value Service Class 2	$4,464	$931,561	$(37,325)	$898,700	$5,620,779	$178,688	$(61)	$—	$286,688	$6,086,094	$6,984,794	$1,707,050	$8,691,844
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(73,112)	$182,826	$574,893	$684,607	$6,978,368	$300,353	$(47)	$—	$30,430	$7,309,104	$7,993,711	$1,949,191	$9,942,902
Goldman Sachs VIT Core Fixed Income Service Shares	$(195,801)	$29,056	$(426,477)	$(593,222)	$19,236,257	$901,621	$(172)	$—	$1,676,048	$21,813,754	$21,220,532	$7,256,760	$28,477,292
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(44,488)	$971,235	$(638,179)	$288,568	$3,777,621	$125,509	$(51)	$—	$23,799	$3,926,878	$4,215,446	$849,514	$5,064,960
Janus Henderson Enterprise Institutional Class	$(4,208)	$345,228	$(92,813)	$248,207	$398,866	$(308,527)	$—	$—	$(723,987)	$(633,648)	$(385,441)	$1,710,641	$1,325,200
Janus Henderson VIT Enterprise Service Class	$(121,939)	$548,748	$359,692	$786,501	$7,338,343	$326,973	$(118)	$—	$84,744	$7,749,942	$8,536,443	$2,490,231	$11,026,674
Janus Henderson VIT Forty Service Class	$(314,714)	$2,084,484	$1,151,757	$2,921,527	$23,354,976	$1,663,007	$(185)	$—	$210,533	$25,228,331	$28,149,858	$6,148,759	$34,298,617
John Hancock Core Bond Trust Series I	$12,824	$41,211	$(69,848)	$(15,813)	$419,164	$(30,593)	$—	$—	$(787)	$387,784	$371,971	$602,436	$974,407
John Hancock VIT Core Bond Trust Series II	$5,912	$414,165	$(658,436)	$(238,359)	$8,150,901	$291,555	$(68)	$—	$570,048	$9,012,436	$8,774,077	$2,661,499	$11,435,576
John Hancock International Equity Index Trust Series I	$5,020	$22,177	$(19,272)	$7,925	$88,167	$(95,448)	$—	$—	$91,280	$83,999	$91,924	$193,386	$285,310
John Hancock International Small Company Trust Series II	$(7,439)	$38,396	$13,328	$44,285	$1,207,100	$26,432	$(2)	$—	$25,968	$1,259,498	$1,303,783	$358,695	$1,662,478
John Hancock Strategic Income Opportunities Trust Series I	$10,184	$6,229	$(15,839)	$574	$1	$(117,839)	$—	$—	$264,776	$146,938	$147,512	$405,899	$553,411
John Hancock Strategic Income Opportunities Trust Series II	$228,581	$(1,061)	$(401,294)	$(173,774)	$11,667,607	$554,680	$(134)	$—	$1,730,112	$13,952,265	$13,778,491	$2,327,734	$16,106,225
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$1,851	$31,385	$28,900	$62,136	$28,115	$(35,583)	$—	$—	$15,027	$7,559	$69,695	$198,703	$268,398
MFS® VIT II - Core Equity Service Class	$(124,122)	$628,092	$727,590	$1,231,560	$8,722,871	$711,898	$(32)	$—	$(184,466)	$9,250,271	$10,481,831	$1,794,795	$12,276,626
MFS® VIT III Global Real Estate Service Class	$(7,879)	$11,622	$319,831	$323,574	$1,814,456	$27,053	$(30)	$—	$140,289	$1,981,768	$2,305,342	$456,663	$2,762,005
MFS® VIT II - MFS® Corporate Bond Initial Class	$5,475	$6,774	$(21,511)	$(9,262)	$80,997	$(91,033)	$—	$—	$45,061	$35,025	$25,763	$286,838	$312,601
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,318	$3,044	$30,172	$34,534	$8,173	$(13,313)	$—	$—	$24,699	$19,559	$54,093	$122,082	$176,175
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$(976)	$44,199	$3,512	$46,735	$40,952	$(71,041)	$—	$—	$(31,458)	$(61,547)	$(14,812)	$474,915	$460,103
MFS® VIT III - MFS® Mid Cap Value Initial Class	$7,969	$14,902	$153,672	$176,543	$429,738	$(54,260)	$—	$—	$1,145,609	$1,521,087	$1,697,630	$143,958	$1,841,588
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III Mid Cap Value Service Class	$(31,489)	$57,161	$531,031	$556,703	$3,869,627	$203,314	$(50)	$—	$(256,099)	$3,816,792	$4,373,495	$640,965	$5,014,460
MFS® VIT - New Discovery Series Service Class	$(170,070)	$1,682,136	$(2,003,808)	$(491,742)	$8,935,499	$377,288	$(131)	$—	$869,521	$10,182,177	$9,690,435	$3,101,126	$12,791,561
MFS® VIT II - MFS® Technology Initial Class	$(9,019)	$374,478	$(121,754)	$243,705	$415,777	$(231,856)	$—	$—	$(463,846)	$(279,925)	$(36,220)	$1,498,927	$1,462,707
MFS® VIT II Technology Service Class	$(245,966)	$768,853	$519,363	$1,042,250	$11,657,482	$542,756	$(185)	$—	$(148,374)	$12,051,679	$13,093,929	$4,798,306	$17,892,235
MFS® VIT - MFS® Value Series Initial Class	$5,090	$30,239	$77,692	$113,021	$201,888	$(87,214)	$—	$—	$(51,870)	$62,804	$175,825	$469,732	$645,557
MFS® VIT Value Series Service Class	$(26,163)	$148,411	$633,248	$755,496	$5,867,812	$231,328	$(43)	$—	$(2,972)	$6,096,125	$6,851,621	$768,366	$7,619,987
PIMCO VIT Emerging Markets Bond Institutional Class	$8,362	$5,696	$(20,894)	$(6,836)	$10,471	$(28,923)	$—	$—	$(106,156)	$(124,608)	$(131,444)	$295,297	$163,853
PIMCO VIT Emerging Markets Bond Advisor Class	$20,794	$(21)	$(57,880)	$(37,107)	$1,116,821	$4,130	$(10)	$—	$127,370	$1,248,311	$1,211,204	$246,490	$1,457,694
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$3,294	$1,675	$(8,651)	$(3,682)	$14,927	$(979)	$—	$—	$(17,933)	$(3,985)	$(7,667)	$85,241	$77,574
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$64,121	$31,848	$(278,520)	$(182,551)	$2,929,670	$42,294	$(15)	$—	$370,734	$3,342,683	$3,160,132	$863,759	$4,023,891
PIMCO VIT Long-Term U.S. Government Institutional Class	$7,577	$6,805	$(50,330)	$(35,948)	$448,375	$(258,581)	$—	$—	$(613,882)	$(424,088)	$(460,036)	$977,200	$517,164
PIMCO VIT Long-Term US Government Advisor Class	$(65,408)	$1,667,025	$(1,783,458)	$(181,841)	$8,797,843	$231,985	$(134)	$—	$(118,673)	$8,911,021	$8,729,180	$4,366,319	$13,095,499
PIMCO VIT Real Return Institutional Class	$9,338	$4,952	$(4,155)	$10,135	$—	$(38,449)	$—	$—	$30,459	$(7,990)	$2,145	$223,760	$225,905
PIMCO VIT Real Return Advisor Class	$480,529	$3,326	$147,154	$631,009	$21,613,923	$228,313	$(126)	$—	$308,225	$22,150,335	$22,781,344	$5,937,347	$28,718,691
Principal Capital Appreciation Class 2	$(62,939)	$243,643	$894,008	$1,074,712	$4,958,450	$256,788	$(85)	$—	$(247,034)	$4,968,119	$6,042,831	$1,833,496	$7,876,327
Principal Diversified International	$643	$9,413	$7,429	$17,485	$39,804	$(29,159)	$—	$—	$65,133	$75,778	$93,263	$204,193	$297,456
Principal Government & High Quality Bond	$4,011	$(228)	$(10,372)	$(6,589)	$127,324	$(14,309)	$—	$—	$66,938	$179,953	$173,364	$249,763	$423,127
Principal Small Cap	$(2,096)	$43,783	$33,466	$75,153	$172,825	$(47,163)	$—	$—	$(82,251)	$43,411	$118,564	$364,744	$483,308
Principal VC Equity Income Class 2	$18,814	$25,187	$1,255,918	$1,299,919	$10,669,686	$292,646	$(63)	$—	$368,999	$11,331,268	$12,631,187	$2,628,630	$15,259,817
Putnam VT International Value Class 1B	$(9,161)	$15,601	$52,808	$59,248	$1,494,419	$31,405	$(24)	$—	$67,852	$1,593,652	$1,652,900	$320,332	$1,973,232
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$(115,135)	$232,466	$814,928	$932,259	$8,219,223	$253,054	$(50)	$—	$(225,690)	$8,246,537	$9,178,796	$1,396,070	$10,574,866
Templeton Global Bond VIP Class 1	$(2,702)	$(12,379)	$(6,446)	$(21,527)	$60,651	$(52,052)	$—	$—	$57,895	$66,494	$44,967	$374,605	$419,572
Templeton Global Bond VIP Class 2	$(47,964)	$(119)	$(99,817)	$(147,900)	$2,620,636	$110,929	$(32)	$—	$348,627	$3,080,160	$2,932,260	$799,252	$3,731,512
Thrivent Aggressive Allocation	$(7,908,927)	$116,725,889	$137,827,221	$246,644,183	$151,908,562	$(100,904,818)	$(150,457)	$8,309	$(20,851,491)	$30,010,105	$276,654,288	$1,315,366,149	$1,592,020,437
Thrivent All Cap	$(1,089,582)	$8,630,393	$16,647,656	$24,188,467	$9,952,072	$(6,606,554)	$(3,612)	$37,271	$2,139,227	$5,518,404	$29,706,871	$104,192,038	$133,898,909
Thrivent Balanced Income Plus	$3,389,120	$9,564,218	$20,325,205	$33,278,543	$19,378,810	$(20,958,174)	$(7,233)	$5,647	$17,521,835	$15,940,885	$49,219,428	$295,972,316	$345,191,744
Thrivent Diversified Income Plus	$13,303,806	$13,276,774	$14,903,194	$41,483,774	$42,060,156	$(62,408,723)	$(19,611)	$5,602	$16,347,384	$(4,015,192)	$37,468,582	$750,655,046	$788,123,628
Thrivent ESG Index	$(262,884)	$666,723	$3,893,414	$4,297,253	$7,132,341	$(265,329)	$(484)	$—	$13,068,754	$19,935,282	$24,232,535	$6,682,274	$30,914,809
Thrivent Global Stock	$(857,925)	$15,883,441	$25,567,136	$40,592,652	$12,108,216	$(16,061,039)	$(5,562)	$17,313	$(3,189,603)	$(7,130,675)	$33,461,977	$214,093,727	$247,555,704
Thrivent Government Bond	$31,657	$4,391,196	$(9,848,466)	$(5,425,613)	$13,622,894	$(17,336,891)	$(5,875)	$1,017	$(17,540,433)	$(21,259,288)	$(26,684,901)	$200,209,449	$173,524,548
Thrivent High Yield	$9,491,049	$(733,169)	$(62,590)	$8,695,290	$60,332,651	$(16,689,684)	$(8,200)	$34,870	$12,306,285	$55,975,922	$64,671,212	$268,932,773	$333,603,985
Thrivent Income	$6,313,349	$16,358,253	$(30,951,785)	$(8,280,183)	$88,533,030	$(30,815,217)	$(8,129)	$13,735	$(3,241,624)	$54,481,795	$46,201,612	$434,815,946	$481,017,558
Thrivent International Allocation	$822,708	$7,009,090	$25,681,064	$33,512,862	$9,694,215	$(19,757,145)	$(6,732)	$9,641	$(7,886,056)	$(17,946,077)	$15,566,785	$262,864,089	$278,430,874
Thrivent International Index	$(194,211)	$308,312	$783,107	$897,208	$7,436,915	$(218,819)	$(340)	$810	$5,207,729	$12,426,295	$13,323,503	$6,769,981	$20,093,484
Thrivent Large Cap Growth	$(13,597,543)	$181,224,408	$51,223,125	$218,849,990	$105,975,725	$(71,971,113)	$(32,151)	$78,132	$(78,995,834)	$(44,945,241)	$173,904,749	$1,061,750,788	$1,235,655,537
Thrivent Large Cap Index	$566,339	$75,568,300	$175,293,115	$251,427,754	$97,613,363	$(65,256,987)	$(35,521)	$11,616	$(33,265,329)	$(932,858)	$250,494,896	$946,222,165	$1,196,717,061
Thrivent Large Cap Value	$(169,643)	$23,042,714	$58,541,313	$81,414,384	$28,030,800	$(24,034,095)	$(5,958)	$16,144	$70,224,317	$74,231,208	$155,645,592	$236,539,549	$392,185,141
Thrivent Limited Maturity Bond	$891,334	$1,566,896	$(6,586,863)	$(4,128,633)	$54,184,969	$(47,531,153)	$(7,405)	$5,491	$(1,534,315)	$5,117,587	$988,954	$382,320,724	$383,309,678
Thrivent Low Volatility Equity	$106,666	$1,537,344	$5,652,295	$7,296,305	$4,251,012	$(2,530,158)	$(898)	$(620)	$452,120	$2,171,456	$9,467,761	$42,299,248	$51,767,009
Thrivent Mid Cap Growth	$(630,126)	$2,251,733	$1,979,762	$3,601,369	$15,382,575	$(1,038,509)	$(1,315)	$—	$7,608,852	$21,951,603	$25,552,972	$25,785,096	$51,338,068
Thrivent Mid Cap Index	$(1,868,685)	$30,162,429	$72,059,641	$100,353,385	$38,072,351	$(32,504,448)	$(19,958)	$6,126	$(21,075,138)	$(15,521,067)	$84,832,318	$447,450,110	$532,282,428
Thrivent Mid Cap Stock	$(5,923,283)	$53,902,027	$79,610,215	$127,588,959	$61,336,781	$(33,997,352)	$(15,670)	$124,346	$(790,186)	$26,657,919	$154,246,878	$464,981,691	$619,228,569
Thrivent Mid Cap Value	$(151,941)	$1,209,267	$1,866,982	$2,924,308	$5,876,030	$(656,190)	$(494)	$—	$16,358,314	$21,577,660	$24,501,968	$2,648,090	$27,150,058
Thrivent Moderate Allocation	$(9,282,043)	$821,692,706	$243,189,306	$1,055,599,969	$395,859,678	$(847,430,560)	$(289,917)	$(224,400)	$(1,949,375)	$(454,034,574)	$601,565,395	$9,859,224,387	$10,460,789,782
Thrivent Moderately Aggressive Allocation	$(16,552,995)	$476,286,335	$415,360,186	$875,093,526	$357,681,015	$(490,416,638)	$(352,139)	$56,885	$(93,539,176)	$(226,570,053)	$648,523,473	$6,072,214,856	$6,720,738,329
Thrivent Moderately Conservative Allocation	$14,069,769	$276,167,129	$(399,825)	$289,837,073	$166,348,017	$(417,895,512)	$(99,678)	$210,400	$1,222,522	$(250,214,251)	$39,622,822	$5,315,293,591	$5,354,916,413
Thrivent Money Market	$(2,904,057)	$—	$—	$(2,904,057)	$55,675,264	$(37,551,103)	$(7,283)	$41	$(84,909,698)	$(66,792,779)	$(69,696,836)	$271,701,235	$202,004,399
Thrivent Multidimensional Income	$480,938	$351,588	$559,793	$1,392,319	$4,876,252	$(2,762,261)	$(262)	$(84)	$24,882,614	$26,996,259	$28,388,578	$26,166,991	$54,555,569
Thrivent Opportunity Income Plus	$3,758,860	$366,851	$(3,073,137)	$1,052,574	$10,700,873	$(21,961,882)	$(3,837)	$1,072	$6,791,804	$(4,471,970)	$(3,419,396)	$222,189,723	$218,770,327
Thrivent Partner Emerging Markets Equity	$(1,019,176)	$5,584,843	$(10,147,508)	$(5,581,841)	$4,894,404	$(7,214,023)	$(3,369)	$768	$2,274,670	$(47,550)	$(5,629,391)	$86,966,301	$81,336,910
Thrivent Partner Healthcare	$(2,699,652)	$26,471,900	$4,548,203	$28,320,451	$21,099,908	$(15,141,657)	$(11,078)	$720	$(1,358,194)	$4,589,699	$32,910,150	$246,553,932	$279,464,082
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Real Estate Securities	$163,180	$7,691,731	$45,125,742	$52,980,653	$7,259,865	$(11,107,823)	$(5,040)	$10,589	$(715,956)	$(4,558,365)	$48,422,288	$134,355,521	$182,777,809
Thrivent Small Cap Growth	$(1,229,728)	$9,008,064	$(532,454)	$7,245,882	$21,838,093	$(3,590,989)	$(2,721)	$787	$5,187,112	$23,432,282	$30,678,164	$63,415,976	$94,094,140
Thrivent Small Cap Index	$(2,562,575)	$26,470,753	$79,122,902	$103,031,080	$43,901,600	$(29,412,544)	$(18,818)	$5,699	$(23,714,687)	$(9,238,750)	$93,792,330	$418,911,563	$512,703,893
Thrivent Small Cap Stock	$(1,552,796)	$24,069,705	$36,325,226	$58,842,135	$35,663,804	$(21,337,806)	$(6,927)	$15,783	$6,452,614	$20,787,468	$79,629,603	$252,029,483	$331,659,086
Vanguard® VIF Capital Growth	$2,067	$171,064	$48,836	$221,967	$53,897	$(120,231)	$—	$—	$(193,297)	$(259,631)	$(37,664)	$1,145,847	$1,108,183
Vanguard® VIF International	$(13,137)	$287,981	$(378,335)	$(103,491)	$559,231	$(213,977)	$—	$—	$497,335	$842,589	$739,098	$2,034,331	$2,773,429
Vanguard® VIF Short-Term Investment-Grade	$2,996	$5,224	$(37,445)	$(29,225)	$729,854	$(65,669)	$—	$—	$1,463,752	$2,127,937	$2,098,712	$681,017	$2,779,729
Vanguard® VIF Small Company Growth	$(2,991)	$91,086	$10,678	$98,773	$—	$(125,916)	$—	$—	$(88,481)	$(214,397)	$(115,624)	$798,615	$682,991
Vanguard® VIF Total Bond Market Index	$135,061	$112,306	$(443,805)	$(196,438)	$1,154,058	$(2,429,601)	$—	$—	$(31,220)	$(1,306,763)	$(1,503,201)	$8,340,789	$6,837,588
Vanguard® VIF Total Stock Market Index	$56,738	$1,010,259	$658,838	$1,725,835	$859,671	$(926,349)	$—	$—	$(1,340,433)	$(1,407,111)	$318,724	$7,545,779	$7,864,503
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2022
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth- Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating- Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(1) ORGANIZATION - continued

Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(1) ORGANIZATION - continued

Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(1) ORGANIZATION - continued

Subaccount	Series
**Principal VC Equity Income Class 2	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
****Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(1) ORGANIZATION - continued

Subaccount	Series
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
****Thrivent Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio
*Available in AdvisorFlex Variable Annuity only.**Available in Retirement Choice Variable Annuity only.***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the VM21 regulation. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was appplied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(3) EXPENSE CHARGES - continued

Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With PADB and EADB	1.50	1.65
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(3) EXPENSE CHARGES - continued

Subaccount	Current	Maximum
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2022, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
American Funds IS® Global Growth Class 1	36,615	7,443	(7,825)	36,233	4,434	(23,427)	17,240
American Funds IS® Global Growth Class 4	459,264	3,433,133	(1,890,604)	2,001,793	2,822,260	(1,597,494)	3,226,559
American Funds IS® Growth-Income Class 1	49,596	43,906	(23,539)	69,963	16,774	(24,151)	62,586
American Funds IS® Growth-Income Class 4	474,948	2,235,321	(1,447,253)	1,263,016	2,122,966	(1,042,828)	2,343,154

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
American Funds IS® International Growth and Income Class 4	90,952	513,340	(268,463)	335,829	397,084	(190,182)	542,731
American Funds IS® International Class 1	94,691	5,614	(56,596)	43,709	27,292	(22,042)	48,959
American Funds IS® International Class 4	80,030	398,853	(225,912)	252,971	272,849	(118,118)	407,702
BlackRock Total Return V.I. Class I	21,410	895	(7,621)	14,684	228	(71)	14,841
BlackRock Total Return V.I. Class III	1,117,776	8,193,299	(4,491,280)	4,819,795	7,439,538	(4,516,660)	7,742,673
DFA VA International Small Portfolio	30,595	14,627	(19,612)	25,610	1,975	(9,521)	18,064
DFA VA US Targeted Value	91,976	145,187	(55,007)	182,156	23,945	(151,680)	54,421
Eaton Vance VT Floating- Rate Income Initial Share Class	129,617	1,898,580	(704,355)	1,323,842	4,057,406	(1,877,853)	3,503,395
Fidelity® VIP Emerging Markets Initial Class	85,757	20,279	(41,353)	64,683	23,652	(26,482)	61,853
Fidelity VIP Emerging Markets Service Class 2	178,851	1,458,227	(699,471)	937,607	1,181,357	(592,783)	1,526,181
Fidelity VIP Energy Service Class 2	62,473	424,685	(293,661)	193,497	865,956	(505,260)	554,193
Fidelity® VIP International Capital Appreciation Initial Class	35,204	28,244	(19,611)	43,837	18,683	(19,261)	43,259
Fidelity VIP International Capital Appreciation Service Class 2	411,670	2,819,132	(1,524,882)	1,705,920	2,762,373	(1,216,141)	3,252,152
Fidelity® VIP Value Initial Class	29,117	13,617	(6,402)	36,332	68,900	(11,126)	94,106
Fidelity VIP Value Service Class 2	130,177	881,271	(494,050)	517,398	1,502,383	(693,634)	1,326,147
Franklin Small Cap Value VIP Class 2	152,184	1,135,311	(660,485)	627,010	1,021,614	(587,271)	1,061,353
Goldman Sachs VIT Core Fixed Income Service Shares	714,151	5,001,492	(2,813,215)	2,902,428	3,694,627	(2,064,620)	4,532,435
Goldman Sachs VIT Small Cap Equity Insights Service Shares	66,287	548,190	(290,475)	324,002	585,687	(269,713)	639,976
Janus Henderson Enterprise Institutional Class	97,240	34,662	(67,036)	64,866	16,841	(18,327)	63,380
Janus Henderson VIT Enterprise Service Class	195,495	1,286,452	(729,826)	752,121	932,316	(437,039)	1,247,398
Janus Henderson VIT Forty Service Class	492,574	3,974,253	(2,197,510)	2,269,317	4,000,990	(1,838,924)	4,431,383
John Hancock Core Bond Trust Series I	51,746	45,695	(11,619)	85,822	46,602	(53,129)	79,295
John Hancock Core Bond Trust Series II	262,694	1,989,062	(1,082,787)	1,168,969	1,649,433	(948,397)	1,870,005
John Hancock International Equity Index Trust B Series I	15,364	15,255	(9,446)	21,173	12,142	(19,656)	13,659

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
John Hancock International Small Company Trust Series II	28,117	270,882	(182,704)	116,295	121,400	(49,301)	188,394
John Hancock Strategic Income Opportunities Trust Series I	35,367	22,967	(10,330)	48,004	18,893	(8,380)	58,517
John Hancock Strategic Income Opportunities Trust Series II	215,685	2,346,014	(1,061,026)	1,500,673	2,258,554	(1,287,058)	2,472,169
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	13,235	4,295	(3,659)	13,871	58,314	(8,070)	64,115
MFS® VIT II - Core Equity Service Class	148,578	1,511,995	(837,678)	822,895	1,637,481	(694,009)	1,766,367
MFS® VIT III Global Real Estate Service Class	39,461	282,894	(136,272)	186,083	318,665	(113,566)	391,182
MFS® VIT II - MFS® Corporate Bond Initial Class	23,218	13,429	(10,856)	25,791	4,747	(8,333)	22,205
MFS® VIT III - MFS® Global Real Estate Initial Class	9,382	2,929	(1,854)	10,457	7,159	(7,600)	10,016
MFS® VIT II - MFS® International Intrinsic Value Initial Class	32,131	5,469	(9,302)	28,298	4,698	(9,398)	23,598
MFS® VIT III - MFS® Mid Cap Value Initial Class	11,331	103,644	(3,757)	111,218	26,403	(86,360)	51,261
MFS® VIT III Mid Cap Value Service Class	51,428	557,731	(297,230)	311,929	517,480	(276,484)	552,925
MFS® VIT - New Discovery Series Service Class	225,301	1,577,938	(876,792)	926,447	1,371,605	(646,096)	1,651,956
MFS® VIT II - MFS® Technology Initial Class	65,164	42,811	(51,759)	56,216	5,876	(10,755)	51,337
MFS® VIT II Technology Service Class	387,944	2,329,312	(1,425,877)	1,291,379	1,995,047	(874,881)	2,411,545
MFS® VIT - MFS® Value Initial Class	36,708	14,959	(11,253)	40,414	16,934	(7,695)	49,653
MFS® VIT Value Series Service Class	64,906	873,255	(417,395)	520,766	1,005,042	(521,915)	1,003,893
PIMCO VIT Emerging Markets Bond Institutional Class	24,953	5,640	(16,298)	14,295	4,839	(9,576)	9,558
PIMCO VIT Emerging Markets Bond Advisor Class	22,667	178,652	(61,872)	139,447	107,988	(54,448)	192,987
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,536	1,375	(1,712)	7,199	38,472	(27,133)	18,538
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	79,114	660,815	(350,089)	389,840	479,965	(276,448)	593,357

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
PIMCO VIT Long-Term U.S. Government Institutional Class	74,789	81,558	(114,531)	41,816	15,314	(20,172)	36,958
PIMCO VIT Long-Term US Government Advisor Class	452,374	2,865,329	(1,873,419)	1,444,284	1,953,339	(1,205,934)	2,191,689
PIMCO VIT Real Return Institutional Class	18,857	3,893	(4,611)	18,139	153,083	(15,667)	155,555
PIMCO VIT Real Return Advisor Class	566,896	4,366,226	(2,300,916)	2,632,206	5,337,704	(2,621,954)	5,347,956
Principal Capital Appreciation Class 2	150,236	839,933	(477,607)	512,562	1,201,982	(631,917)	1,082,627
Principal Diversified International	16,014	9,246	(3,845)	21,415	6,192	(3,060)	24,547
Principal Government & High Quality Bond	23,053	26,205	(9,384)	39,874	19,454	(2,564)	56,764
Principal Small Cap	24,513	11,593	(8,863)	27,243	15,381	(8,308)	34,316
Principal VC Equity Income Class 2	212,353	1,687,020	(877,438)	1,021,935	1,475,029	(871,779)	1,625,185
Putnam VT International Value Class 1B	26,217	206,721	(90,665)	142,273	330,629	(140,219)	332,683
Putnam VT Research Class 1B	115,149	1,106,093	(509,765)	711,477	1,067,638	(567,251)	1,211,864
Templeton Global Bond VIP Class 1	38,896	17,637	(10,581)	45,952	77,829	(27,210)	96,571
Templeton Global Bond VIP Class 2	80,372	602,535	(282,979)	399,928	568,035	(321,091)	646,872
Thrivent Aggressive Allocation	45,751,503	24,719,741	(19,528,673)	50,942,571	21,842,254	(17,062,946)	55,721,879
Thrivent All Cap	2,810,286	1,660,709	(1,164,444)	3,306,551	1,637,600	(1,238,365)	3,705,786
Thrivent Balanced Income Plus	13,072,793	4,672,488	(3,626,384)	14,118,897	3,665,466	(4,064,285)	13,720,078
Thrivent Diversified Income Plus	33,589,864	9,706,691	(9,077,871)	34,218,684	8,337,073	(10,819,464)	31,736,293
Thrivent ESG Index	527,156	2,120,349	(748,440)	1,899,065	1,707,779	(1,060,118)	2,546,726
Thrivent Global Stock	8,019,066	1,941,365	(1,924,284)	8,036,147	2,019,666	(2,094,824)	7,960,989
Thrivent Government Bond	13,234,279	5,663,894	(6,756,233)	12,141,940	4,526,699	(5,268,570)	11,400,069
Thrivent High Yield	12,064,261	13,648,979	(8,387,331)	17,325,909	12,351,325	(8,560,927)	21,116,307
Thrivent Income	23,823,328	24,339,924	(17,957,120)	30,206,132	14,435,671	(13,284,619)	31,357,184
Thrivent International Allocation	21,923,675	3,475,224	(4,875,151)	20,523,748	4,195,295	(5,487,796)	19,231,247
Thrivent International Index	540,512	1,705,706	(766,253)	1,479,965	1,274,963	(672,860)	2,082,068
Thrivent Large Cap Growth	22,599,430	17,729,586	(14,278,934)	26,050,082	15,660,502	(10,577,946)	31,132,638
Thrivent Large Cap Index	27,821,386	15,617,648	(12,246,772)	31,192,262	15,174,013	(11,462,086)	34,904,189
Thrivent Large Cap Value	8,478,703	6,827,093	(3,600,533)	11,705,263	8,720,464	(4,794,870)	15,630,857
Thrivent Limited Maturity Bond	30,001,490	22,812,494	(21,819,832)	30,994,152	14,390,555	(16,574,322)	28,810,385
Thrivent Low Volatility Equity	3,309,655	1,413,043	(1,233,853)	3,488,845	1,570,274	(1,223,123)	3,835,996
Thrivent Mid Cap Growth	1,779,613	4,016,541	(2,506,450)	3,289,704	3,229,905	(1,917,056)	4,602,553
Thrivent Mid Cap Index	12,592,320	5,381,975	(4,635,847)	13,338,448	5,726,192	(4,638,788)	14,425,852
Thrivent Mid Cap Stock	10,560,740	8,221,816	(5,450,429)	13,332,127	7,942,286	(5,231,206)	16,043,207
Thrivent Mid Cap Value	201,601	2,408,781	(1,007,929)	1,602,453	2,701,395	(1,270,348)	3,033,500

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022
Thrivent Moderate Allocation	474,655,163	125,102,159	(142,351,463)	457,405,859	66,281,793	(93,022,725)	430,664,927
Thrivent Moderately Aggressive Allocation	254,277,525	64,527,738	(66,500,489)	252,304,774	48,875,125	(53,141,250)	248,038,649
Thrivent Moderately Conservative Allocation	301,119,907	59,348,214	(72,494,136)	287,973,985	61,842,451	(86,692,037)	263,124,399
Thrivent Money Market	274,386,652	170,771,066	(239,036,155)	206,121,563	326,442,583	(225,504,640)	307,059,506
Thrivent Multidimensional Income	2,284,024	3,119,824	(838,233)	4,565,615	2,865,303	(2,223,429)	5,207,489
Thrivent Opportunity Income Plus	14,351,947	4,874,191	(5,098,774)	14,127,364	4,015,843	(5,670,278)	12,472,929
Thrivent Partner Emerging Markets Equity	5,008,822	1,697,222	(1,697,806)	5,008,238	1,366,189	(1,616,922)	4,757,505
Thrivent Partner Healthcare	7,635,375	4,053,172	(3,123,267)	8,565,280	4,029,158	(3,566,620)	9,027,818
Thrivent Real Estate Securities	4,769,365	1,452,786	(1,397,287)	4,824,864	1,861,521	(1,784,714)	4,901,671
Thrivent Small Cap Growth	3,694,882	4,845,997	(3,360,370)	5,180,509	3,674,539	(2,637,922)	6,217,126
Thrivent Small Cap Index	11,853,631	6,419,075	(5,338,427)	12,934,279	6,033,735	(4,579,472)	14,388,542
Thrivent Small Cap Stock	6,664,263	5,103,112	(3,420,886)	8,346,489	4,973,184	(3,290,738)	10,028,935
Vanguard® VIF Capital Growth	70,958	5,450	(19,521)	56,887	3,229	(12,952)	47,164
Vanguard® VIF International	100,776	67,640	(27,903)	140,513	56,501	(37,449)	159,565
Vanguard® VIF Short-Term Investment-Grade	61,709	210,056	(16,836)	254,929	54,674	(182,415)	127,188
Vanguard® VIF Small Company Growth	50,502	3,628	(16,024)	38,106	2,090	(5,944)	34,252
Vanguard® VIF Total Bond Market Index	719,000	233,970	(350,246)	602,724	135,220	(171,884)	566,060
Vanguard® VIF Total Stock Market Index	463,268	87,747	(164,780)	386,235	62,133	(81,035)	367,333
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2022 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$107,119	$362,850
American Funds IS® Global Growth Class 4	18,556,091	1,544,261
American Funds IS® Growth-Income Class 1	353,193	369,960
American Funds IS® Growth-Income Class 4	16,136,196	850,672
American Funds IS® International Growth and Income Class 4	4,854,291	340,965
American Funds IS® International Class 1	378,540	218,590
American Funds IS® International Class 4	2,191,574	146,162
BlackRock Total Return V.I. Class I	5,874	1,894
BlackRock Total Return V.I. Class III	29,812,944	3,392,115
DFA VA International Small Portfolio	30,674	112,712
DFA VA US Targeted Value	284,756	2,094,668
Eaton Vance VT Floating-Rate Income Initial Share Class	24,151,703	285,273

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Fidelity® VIP Emerging Markets Initial Class	328,637	322,144
Fidelity VIP Emerging Markets Service Class 2	6,597,332	225,148
Fidelity VIP Energy Service Class 2	10,653,039	1,946,500
Fidelity® VIP International Capital Appreciation Initial Class	232,825	205,908
Fidelity VIP International Capital Appreciation Service Class 2	17,723,850	344,543
Fidelity® VIP Value Initial Class	1,130,076	173,717
Fidelity VIP Value Service Class 2	13,868,640	384,971
Franklin Small Cap Value VIP Class 2	8,921,546	527,095
Goldman Sachs VIT Core Fixed Income Service Shares	15,479,046	1,075,275
Goldman Sachs VIT Small Cap Equity Insights Service Shares	4,411,795	271,877
Janus Henderson Enterprise Institutional Class	441,490	285,085
Janus Henderson VIT Enterprise Service Class	8,432,186	270,979
Janus Henderson VIT Forty Service Class	30,690,597	399,781
John Hancock Core Bond Trust Series I	496,217	539,882
John Hancock Core Bond Trust Series II	6,845,007	563,577
John Hancock International Equity Index Trust B Series I	135,445	237,244
John Hancock International Small Company Trust Series II	1,068,411	65,706
John Hancock Strategic Income Opportunities Trust Series I	231,029	94,459
John Hancock Strategic Income Opportunities Trust Series II	11,468,353	1,358,095
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	1,082,688	145,669
MFS® VIT II - Core Equity Service Class	14,275,005	342,718
MFS® VIT III Global Real Estate Service Class	2,877,120	142,624
MFS® VIT II - MFS® Corporate Bond Initial Class	73,765	86,423
MFS® VIT III - MFS® Global Real Estate Initial Class	115,197	106,070
MFS® VIT II - MFS® International Intrinsic Value Initial Class	75,209	124,206
MFS® VIT III - MFS® Mid Cap Value Initial Class	513,175	1,243,391
MFS® VIT III Mid Cap Value Service Class	4,628,948	552,842
MFS® VIT - New Discovery Series Service Class	13,254,855	368,942
MFS® VIT II - MFS® Technology Initial Class	205,644	211,858
MFS® VIT II Technology Service Class	13,296,155	219,956
MFS® VIT - MFS® Value Initial Class	300,727	118,135
MFS® VIT Value Series Service Class	7,769,812	625,115
PIMCO VIT Emerging Markets Bond Institutional Class	51,014	96,549
PIMCO VIT Emerging Markets Bond Advisor Class	571,411	43,369
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	343,563	224,408
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	2,357,041	371,419
PIMCO VIT Long-Term U.S. Government Institutional Class	159,251	191,314
PIMCO VIT Long-Term US Government Advisor Class	6,530,999	989,762
PIMCO VIT Real Return Institutional Class	1,730,528	139,380
PIMCO VIT Real Return Advisor Class	29,883,130	506,427
Principal Capital Appreciation Class 2	9,085,474	302,086
Principal Diversified International	103,080	36,184
Principal Government & High Quality Bond	191,184	25,709

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Principal Small Cap	307,803	134,977
Principal VC Equity Income Class 2	11,299,939	909,824
Putnam VT International Value Class 1B	2,739,933	277,939
Putnam VT Research Class 1B	7,350,282	366,793
Templeton Global Bond VIP Class 1	634,781	207,183
Templeton Global Bond VIP Class 2	2,617,801	507,302
Thrivent Aggressive Allocation	382,469,730	211,065,276
Thrivent All Cap	47,018,576	26,218,386
Thrivent Balanced Income Plus	74,846,662	63,220,042
Thrivent Diversified Income Plus	143,002,990	156,292,868
Thrivent ESG Index	17,064,729	7,916,747
Thrivent Global Stock	51,202,518	35,489,978
Thrivent Government Bond	33,159,021	45,725,778
Thrivent High Yield	91,240,110	51,803,148
Thrivent Income	94,765,785	87,997,630
Thrivent International Allocation	55,812,226	46,969,799
Thrivent International Index	10,379,438	3,255,379
Thrivent Large Cap Growth	242,880,686	168,110,522
Thrivent Large Cap Index	199,940,119	191,173,940
Thrivent Large Cap Value	180,181,536	64,324,288
Thrivent Limited Maturity Bond	97,556,514	124,614,854
Thrivent Low Volatility Equity	18,076,671	11,252,327
Thrivent Mid Cap Growth	26,226,641	11,498,982
Thrivent Mid Cap Index	120,653,644	85,519,016
Thrivent Mid Cap Stock	184,357,292	73,161,116
Thrivent Mid Cap Value	33,993,721	11,016,414
Thrivent Moderate Allocation	1,438,924,747	1,372,829,316
Thrivent Moderately Aggressive Allocation	1,104,640,674	820,052,419
Thrivent Moderately Conservative Allocation	907,902,242	1,074,359,426
Thrivent Money Market	236,792,184	136,857,747
Thrivent Multidimensional Income	26,174,817	17,298,737
Thrivent Opportunity Income Plus	43,639,165	62,160,396
Thrivent Partner Emerging Markets Equity	12,523,098	15,242,808
Thrivent Partner Healthcare	80,530,884	62,278,448
Thrivent Real Estate Securities	31,968,872	35,282,704
Thrivent Small Cap Growth	34,779,783	16,943,352
Thrivent Small Cap Index	117,278,437	78,571,658
Thrivent Small Cap Stock	115,767,179	44,805,662
Vanguard® VIF Capital Growth	156,835	226,214
Vanguard® VIF International	1,251,257	504,019
Vanguard® VIF Short-Term Investment-Grade	510,875	1,769,387
Vanguard® VIF Small Company Growth	170,911	89,397
Vanguard® VIF Total Bond Market Index	1,524,057	1,714,733
Vanguard® VIF Total Stock Market Index	1,491,357	1,367,312

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, except as indicated in Note 1, follows:
Subaccount	2022	2021	2020	2019	2018
American Funds IS® Global Growth Class 1
Units (a)	17,240	36,233	36,615	56,764	55,480
Unit value	$15.17	$20.26	$17.48	$13.47	$10.01
Net assets	$261,836	$734,318	$640,526	$764,617	$555,220
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.67%	0.58%	0.52%	1.40%	1.31%
Total return (d)	(25.10)%	15.85%	29.80%	34.60%	(9.50)%
American Funds IS® Global Growth Class 4
Units (a)	3,226,559	2,001,793	459,264	—	—
Unit value	$10.66-$10.58	$14.33-$14.27	$12.46-$12.44	—	—
Net assets	$34,131,006	$28,557,768	$5,712,550	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.50%	0.19%	0.03%	—%	—%
Total return (d) (2)	(25.85) - (25.63)%	14.69 - 15.04%	24.38 - 24.57%	—%	—%
American Funds IS® Growth-Income Class 1
Units (a)	62,586	69,963	49,596	33,107	30,470
Unit value	$15.81	$19.03	$15.41	$13.64	$10.87
Net assets	$989,395	$1,331,148	$764,147	$451,569	$331,113
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.54%	1.51%	1.65%	1.96%	1.43%
Total return (d)	(16.91)%	23.49%	12.96%	25.51%	(2.29)%
American Funds IS® Growth-Income Class 4
Units (a)	2,343,154	1,263,016	474,948	—	—
Unit value	$11.86-$11.77	$14.38-$14.31	$11.72-$11.71	—	—
Net assets	$27,586,033	$18,076,077	$5,559,670	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.31%	1.16%	1.56%	—%	—%
Total return (d) (2)	(17.74) - (17.49)%	22.26 - 22.63%	17.06 - 17.24%	—%	—%
American Funds IS® International Growth and Income Class 4
Units (a)	542,731	335,829	90,952	—	—
Unit value	$10.82-$10.74	$12.93-$12.87	$12.42-$12.40	—	—
Net assets	$5,828,889	$4,323,192	$1,128,128	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	3.37%	4.11%	1.95%	—%	—%
Total return (d) (2)	(16.57) - (16.32)%	3.79 - 4.10%	24.04 - 24.22%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
American Funds IS® International Class 1
Units (a)	48,959	43,709	94,691	111,382	87,025
Unit value	$10.30	$13.06	$13.32	$11.75	$9.61
Net assets	$504,085	$570,837	$1,261,546	$1,308,350	$835,891
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.07%	2.10%	0.90%	1.95%	2.47%
Total return (d)	(21.16)%	(1.97)%	13.42%	22.29%	(13.60)%
American Funds IS® International Class 4
Units (a)	407,702	252,971	80,030	—	—
Unit value	$9.73-$9.66	$12.44-$12.38	$12.78-$12.76	—	—
Net assets	$3,937,410	$3,132,211	$1,020,861	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.78%	3.34%	0.62%	—%	—%
Total return (d) (2)	(22.00) - (21.77)%	(2.93) - (2.64)%	27.56 - 27.75%	—%	—%
BlackRock Total Return V.I. Class I
Units (a)	14,841	14,684	21,410	15,686	15,861
Unit value	$9.75	$11.43	$11.68	$10.81	$9.95
Net assets	$144,379	$167,772	$249,847	$169,330	$157,558
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.21%	1.82%	2.15%	2.91%	2.62%
Total return (d)	(14.69)%	(2.17)%	8.07%	8.67%	(1.21)%
BlackRock Total Return V.I. Class III
Units (a)	7,742,673	4,819,795	1,117,776	—	—
Unit value	$8.46-$8.39	$9.96-$9.91	$10.23-$10.21	—	—
Net assets	$64,807,476	$47,740,662	$11,399,787	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.90%	1.23%	0.62%	—%	—%
Total return (d) (2)	(15.33) - (15.08)%	(2.92) - (2.62)%	2.12 - 2.27%	—%	—%
DFA VA International Small Portfolio
Units (a)	18,064	25,610	30,595	42,767	54,552
Unit value	$11.02	$13.49	$11.86	$10.92	$8.88
Net assets	$199,138	$345,392	$362,877	$467,093	$484,506
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.25%	2.61%	1.93%	2.19%	1.71%
Total return (d)	(18.26)%	13.71%	8.59%	22.97%	(20.37)%
DFA VA US Targeted Value
Units (a)	54,421	182,156	91,976	96,658	91,290
Unit value	$15.15	$15.93	$11.49	$11.14	$9.15
Net assets	$824,549	$2,902,558	$1,057,200	$1,076,390	$835,736
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.55%	2.15%	1.75%	1.49%	1.31%
Total return (d)	(4.93)%	38.64%	3.20%	21.64%	(16.50)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Eaton Vance VT Floating- Rate Income Initial Share Class
Units (a)	3,503,395	1,323,842	129,617	—	—
Unit value	$10.47-$10.39	$10.86-$10.81	$10.59-$10.57	—	—
Net assets	$36,395,320	$14,317,533	$1,370,342	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	4.96%	2.85%	1.51%	—%	—%
Total return (d) (2)	(3.94) - (3.65)%	2.31 - 2.62%	5.70 - 5.86%	—%	—%
Fidelity® VIP Emerging Markets Initial Class
Units (a)	61,853	64,683	85,757	98,656	52,445
Unit value	$12.45	$15.68	$16.14	$12.37	$9.61
Net assets	$768,760	$1,012,454	$1,382,046	$1,218,772	$504,137
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	1.66%	2.06%	0.82%	1.96%	0.73%
Total return (d)	(20.59)%	(2.83)%	30.48%	28.68%	(18.49)%
Fidelity VIP Emerging Markets Service Class 2
Units (a)	1,526,181	937,607	178,851	—	—
Unit value	$10.40-$10.33	$13.19-$13.13	$13.65-$13.63	—	—
Net assets	$15,760,125	$12,312,593	$2,436,975	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.88%	3.15%	0.85%	—%	—%
Total return (d) (2)	(21.36) - (21.12)%	(3.62) - (3.33)%	36.26 - 36.46%	—%	—%
Fidelity VIP Energy Service Class 2
Units (a)	554,193	193,497	62,473	—	—
Unit value	$26.70-$26.50	$16.55-$16.47	$10.79-$10.77	—	—
Net assets	$14,685,402	$3,187,690	$673,078	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	2.78%	2.85%	4.36%	—%	—%
Total return (d) (2)	60.85 - 61.33%	52.91 - 53.37%	7.74 - 7.90%	—%	—%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	43,259	43,837	35,204	47,586	42,182
Unit value	$12.84	$17.54	$15.71	$12.93	$9.76
Net assets	$555,236	$769,052	$553,046	$615,271	$411,523
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.30%	0.00%	0.28%	0.58%	1.37%
Total return (d)	(26.84)%	11.67%	21.50%	32.53%	(13.27)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Fidelity VIP International Capital Appreciation Service Class 2 (2)
Units (a)	3,252,152	1,705,920	411,670	—	—
Unit value	$9.95-$9.88	$13.68-$13.62	$12.32-$12.30	—	—
Net assets	$32,121,161	$23,235,598	$5,064,332	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.11%	0.00%	0.25%	—%	—%
Total return (d) (2)	(27.48) - (27.27)%	10.72 - 11.05%	23.02 - 23.21%	—%	—%
Fidelity® VIP Value Initial Class
Units (a)	94,106	36,332	29,117	43,240	40,004
Unit value	$15.81	$16.59	$12.82	$12.14	$9.24
Net assets	$1,487,636	$602,568	$373,257	$524,795	$369,675
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	2.35%	1.86%	1.56%	1.86%	1.44%
Total return (d)	(4.68)%	29.38%	5.62%	31.34%	(14.36)%
Fidelity VIP Value Service Class 2
Units (a)	1,326,147	517,398	130,177	—	—
Unit value	$16.00-$15.88	$16.88-$16.80	$13.13-$13.11	—	—
Net assets	$21,058,086	$8,691,844	$1,707,050	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.69%	2.17%	1.76%	—%	—%
Total return (d) (2)	(5.48) - (5.19)%	28.11 - 28.49%	31.13 - 31.33%	—%	—%
Franklin Small Cap Value VIP Class 2
Units (a)	1,061,353	627,010	152,184	—	—
Unit value	$14.19-$14.08	$15.93-$15.86	$12.83-$12.81	—	—
Net assets	$14,948,896	$9,942,902	$1,949,191	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.97%	0.97%	0.00%	—%	—%
Total return (d) (2)	(11.18) - (10.91)%	23.81 - 24.18%	28.08 - 28.27%	—%	—%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	4,532,435	2,902,428	714,151	—	—
Unit value	$8.37-$8.31	$9.86-$9.81	$10.18-$10.16	—	—
Net assets	$37,648,278	$28,477,292	$7,256,760	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.48%	1.08%	0.93%	—%	—%
Total return (d) (2)	(15.34) - (15.09)%	(3.44) - (3.15)%	1.62 - 1.77%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	639,976	324,002	66,287	—	—
Unit value	$12.50-$12.41	$15.70-$15.63	$12.84-$12.82	—	—
Net assets	$7,940,373	$5,064,960	$849,514	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.12%	0.39%	0.00%	—%	—%
Total return (d) (2)	(20.63) - (20.39)%	21.96 - 22.33%	28.18 - 28.37%	—%	—%
Janus Henderson Enterprise Institutional Class
Units (a)	63,380	64,866	97,240	86,587	62,265
Unit value	$17.07	$20.43	$17.59	$14.81	$11.00
Net assets	$1,081,931	$1,325,200	$1,710,641	$1,282,642	$684,872
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.40%	0.39%	0.11%	0.20%	0.25%
Total return (d)	(16.44)%	16.13%	18.76%	34.67%	(1.01)%
Janus Henderson VIT Enterprise Service Class
Units (a)	1,247,398	752,121	195,495	—	—
Unit value	$12.23-$12.14	$14.73-$14.66	$12.76-$12.74	—	—
Net assets	$15,144,164	$11,026,674	$2,490,231	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.26%	0.22%	0.00%	—%	—%
Total return (d) (2)	(17.19) - (16.94)%	15.09 - 15.44%	27.38 - 27.57%	—%	—%
Janus Henderson VIT Forty Service Class
Units (a)	4,431,383	2,269,317	492,574	—	—
Unit value	$9.97-$9.89	$15.18-$15.11	$12.50-$12.48	—	—
Net assets	$43,835,296	$34,298,617	$6,148,759	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.06%	0.48%	0.00%	—%	—%
Total return (d) (2)	(34.55) - (34.35)%	21.08 - 21.44%	24.83 - 25.02%	—%	—%
John Hancock Core Bond Trust Series I
Units (a)	79,295	85,822	51,746	68,633	24,596
Unit value	$9.76	$11.35	$11.64	$10.75	$9.98
Net assets	$773,802	$974,407	$602,436	$738,097	$245,381
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.09%	2.18%	2.14%	3.40%	2.76%
Total return (d)	(14.05)%	(2.48)%	8.25%	7.80%	(1.04)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
John Hancock Core Bond Trust Series II
Units (a)	1,870,005	1,168,969	262,694	—	—
Unit value	$8.39-$8.33	$9.83-$9.78	$10.15-$10.13	—	—
Net assets	$15,571,314	$11,435,576	$2,661,499	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	2.36%	2.24%	2.42%	—%	—%
Total return (d) (2)	(14.88) - (14.63)%	(3.44) - (3.15)%	1.32 - 1.47%	—%	—%
John Hancock International Equity Index Trust B Series I
Units (a)	13,659	21,173	15,364	10,288	8,883
Unit value	$11.24	$13.48	$12.59	$11.42	$9.45
Net assets	$153,542	$285,310	$193,386	$117,505	$83,962
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.51%	3.77%	2.79%	2.63%	2.86%
Total return (d)	(16.58)%	7.06%	10.20%	20.84%	(14.53)%
John Hancock International Small Company Trust Series II
Units (a)	188,394	116,295	28,117	—	—
Unit value	$11.61-$11.53	$14.36-$14.30	$12.78-$12.76	—	—
Net assets	$2,171,729	$1,662,478	$358,695	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	2.09%	1.53%	1.65%	—%	—%
Total return (d) (2)	(19.36) - (19.12)%	12.06 - 12.39%	27.57 - 27.76%	—%	—%
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	58,517	48,004	35,367	31,347	31,007
Unit value	$10.32	$11.53	$11.48	$10.62	$9.62
Net assets	$603,798	$553,411	$405,899	$332,953	$298,200
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.69%	3.14%	1.91%	2.88%	5.40%
Total return (d)	(10.50)%	0.45%	8.05%	10.44%	(5.48)%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	2,472,169	1,500,673	215,685	—	—
Unit value	$9.58-$9.51	$10.78-$10.73	$10.81-$10.79	—	—
Net assets	$23,504,782	$16,106,225	$2,327,734	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	3.83%	4.71%	1.73%	—%	—%
Total return (d) (2)	(11.41) - (11.15)%	(0.55) - (0.25)%	7.92 - 8.09%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	64,115	13,871	13,235	13,848	12,426
Unit value	$16.17	$19.35	$15.01	$13.08	$10.18
Net assets	$1,036,857	$268,398	$198,703	$181,156	$126,476
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.42%	1.29%	1.65%	1.57%	1.28%
Total return (d)	(16.42)%	28.88%	14.76%	28.53%	(8.20)%
MFS® VIT II - Core Equity Service Class
Units (a)	1,766,367	822,895	148,578	—	—
Unit value	$12.25-$12.16	$14.99-$14.92	$12.10-$12.08	—	—
Net assets	$21,474,787	$12,276,626	$1,794,795	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.10%	0.33%	0.20%	—%	—%
Total return (d) (2)	(18.51) - (18.26)%	23.50 - 23.87%	20.80 - 20.98%	—%	—%
MFS® VIT III Global Real Estate Service Class
Units (a)	391,182	186,083	39,461	—	—
Unit value	$10.76-$10.68	$14.91-$14.84	$11.59-$11.57	—	—
Net assets	$4,178,162	$2,762,005	$456,663	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.30%	1.28%	0.16%	—%	—%
Total return (d) (2)	(28.04) - (27.82)%	28.26 - 28.64%	15.73 - 15.90%	—%	—%
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	22,205	25,791	23,218	36,690	29,027
Unit value	$10.09	$12.12	$12.35	$11.23	$9.84
Net assets	$223,992	$312,601	$286,838	$412,007	$285,732
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.32%	2.61%	3.35%	4.58%	4.36%
Total return (d)	(16.77)%	(1.89)%	10.02%	14.08%	(3.49)%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	10,016	10,457	9,382	9,591	5,917
Unit value	$12.25	$16.85	$13.01	$12.89	$10.21
Net assets	$122,674	$176,175	$122,082	$123,594	$60,401
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.67%	1.52%	4.78%	4.24%	4.20%
Total return (d)	(27.30)%	29.48%	0.98%	26.24%	(3.52)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
MFS® VIT II - MFS® International Intrinsic Value Initial Class (4)
Units (a)	23,598	28,298	32,131	33,021	30,035
Unit value	$12.37	$16.26	$14.78	$12.33	$9.84
Net assets	$291,828	$460,103	$474,915	$406,989	$295,403
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.76%	0.35%	1.02%	1.88%	0.90%
Total return (d)	(23.94)%	10.00%	19.92%	25.32%	(9.94)%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	51,261	111,218	11,331	13,858	16,976
Unit value	$15.03	$16.56	$12.70	$12.29	$9.42
Net assets	$770,374	$1,841,588	$143,958	$170,357	$159,956
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.27%	1.43%	1.34%	1.00%	0.61%
Total return (d)	(9.24)%	30.33%	3.35%	30.47%	(11.89)%
MFS® VIT III Mid Cap Value Service Class
Units (a)	552,925	311,929	51,428	—	—
Unit value	$14.56-$14.45	$16.15-$16.08	$12.48-$12.46	—	—
Net assets	$7,987,876	$5,014,460	$640,965	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.87%	0.87%	0.34%	—%	—%
Total return (d) (2)	(10.13) - (9.86)%	28.98 - 29.37%	24.63 - 24.82%	—%	—%
MFS® VIT - New Discovery Series Service Class
Units (a)	1,651,956	926,447	225,301	—	—
Unit value	$9.62-$9.55	$13.87-$13.81	$13.79-$13.76	—	—
Net assets	$15,769,052	$12,791,561	$3,101,126	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	—%	—%
Total return (d) (2)	(30.86) - (30.66)%	0.31 - 0.61%	37.64 - 37.85%	—%	—%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	51,337	56,216	65,164	72,434	44,464
Unit value	$16.65	$26.02	$23.00	$15.74	$11.62
Net assets	$854,634	$1,462,707	$1,498,927	$1,140,399	$516,718
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	(36.02)%	13.12%	46.10%	35.48%	1.22%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
MFS® VIT II Technology Service Class (2)
Units (a)	2,411,545	1,291,379	387,944	—	—
Unit value	$8.84-$8.78	$13.92-$13.86	$12.39-$12.37	—	—
Net assets	$21,166,767	$17,892,235	$4,798,306	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	—%	—%
Total return (d) (2)	(36.65) - (36.46)%	12.02 - 12.36%	23.69 - 23.87%	—%	—%
MFS® VIT - MFS® Value Initial Class
Units (a)	49,653	40,414	36,708	28,905	23,708
Unit value	$14.96	$15.97	$12.80	$12.43	$9.62
Net assets	$742,558	$645,557	$469,732	$359,258	$228,147
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.53%	1.48%	1.83%	2.29%	1.71%
Total return (d)	(6.38)%	24.83%	2.96%	29.15%	(10.54)%
MFS® VIT Value Series Service Class
Units (a)	1,003,893	520,766	64,906	—	—
Unit value	$13.67-$13.56	$14.70-$14.63	$11.86-$11.84	—	—
Net assets	$13,615,941	$7,619,987	$768,366	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.31%	1.35%	0.72%	—%	—%
Total return (d) (2)	(7.31) - (7.03)%	23.60 - 23.97%	18.38 - 18.56%	—%	—%
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	9,558	14,295	24,953	65,383	101,395
Unit value	$9.60	$11.46	$11.83	$11.16	$9.78
Net assets	$91,789	$163,853	$295,297	$729,533	$991,718
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.93%	4.64%	4.94%	4.59%	4.45%
Total return (d)	(16.21)%	(3.14)%	6.07%	14.08%	(5.32)%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	192,987	139,447	22,667	—	—
Unit value	$8.76-$8.69	$10.50-$10.45	$10.89-$10.87	—	—
Net assets	$1,677,560	$1,457,694	$246,490	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	4.76%	4.42%	2.10%	—%	—%
Total return (d) (2)	(16.85) - (16.60)%	(3.87) - (3.58)%	8.74 - 8.90%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	18,538	7,199	7,536	13,620	16,138
Unit value	$9.53	$10.78	$11.31	$10.34	$9.80
Net assets	$176,749	$77,574	$85,241	$140,765	$158,106
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.68%	5.12%	2.65%	2.61%	8.29%
Total return (d)	(11.54)%	(4.73)%	9.46%	5.49%	(4.78)%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	593,357	389,840	79,114	—	—
Unit value	$9.13-$9.06	$10.37-$10.32	$10.93-$10.92	—	—
Net assets	$5,377,562	$4,023,891	$863,759	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.41%	4.61%	0.49%	—%	—%
Total return (d) (2)	(12.20) - (11.93)%	(5.44) - (5.16)%	9.16 - 9.32%	—%	—%
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	36,958	41,816	74,789	15,492	16,025
Unit value	$8.74	$12.37	$13.07	$11.20	$9.94
Net assets	$323,162	$517,164	$977,200	$173,472	$159,311
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.18%	1.77%	1.75%	2.22%	2.54%
Total return (d)	(29.30)%	(5.35)%	16.69%	12.64%	(2.98)%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	2,191,689	1,444,284	452,374	—	—
Unit value	$6.41-$6.36	$9.11-$9.07	$9.67-$9.65	—	—
Net assets	$13,944,752	$13,095,499	$4,366,319	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.96%	1.44%	0.77%	—%	—%
Total return (d) (2)	(29.83) - (29.62)%	(6.06) - (5.78)%	(3.48) - (3.33)%	—%	—%
PIMCO VIT Real Return Institutional Class
Units (a)	155,555	18,139	18,857	15,889	30,109
Unit value	$10.91	$12.45	$11.87	$10.69	$9.91
Net assets	$1,696,370	$225,905	$223,760	$169,797	$298,495
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.63%	5.13%	1.57%	2.00%	3.16%
Total return (d)	(12.43)%	4.95%	11.04%	7.79%	(2.80)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
PIMCO VIT Real Return Advisor Class
Units (a)	5,347,956	2,632,206	566,896	—	—
Unit value	$9.55-$9.48	$10.96-$10.91	$10.49-$10.47	—	—
Net assets	$50,715,595	$28,718,691	$5,937,347	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	6.60%	5.20%	0.70%	—%	—%
Total return (d) (2)	(13.08) - (12.82)%	4.17 - 4.48%	4.73 - 4.89%	—%	—%
Principal Capital Appreciation Class 2
Units (a)	1,082,627	512,562	150,236	—	—
Unit value	$12.75-$12.65	$15.44-$15.37	$12.22-$12.20	—	—
Net assets	$13,699,325	$7,876,327	$1,833,496	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.71%	0.87%	0.70%	—%	—%
Total return (d) (2)	(17.65) - (17.41)%	25.91 - 26.29%	22.04 - 22.23%	—%	—%
Principal Diversified International
Units (a)	24,547	21,415	16,014	9,937	17,042
Unit value	$11.03	$13.89	$12.75	$11.06	$9.08
Net assets	$270,723	$297,456	$204,193	$109,897	$154,772
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.82%	1.15%	3.40%	0.95%	2.99%
Total return (d)	(20.60)%	8.93%	15.29%	21.77%	(18.16)%
Principal Government & High Quality Bond
Units (a)	56,764	39,874	23,053	39,692	33,107
Unit value	$9.29	$10.61	$10.84	$10.61	$10.04
Net assets	$527,292	$423,127	$249,763	$421,256	$332,548
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.52%	2.19%	3.00%	2.83%	5.15%
Total return (d)	(12.46)%	(2.06)%	2.10%	5.66%	0.15%
Principal Small Cap
Units (a)	34,316	27,243	24,513	17,964	25,900
Unit value	$13.98	$17.74	$14.88	$12.27	$9.70
Net assets	$479,568	$483,308	$364,744	$220,392	$251,290
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.07%	0.34%	0.59%	0.30%	0.18%
Total return (d)	(21.22)%	19.23%	21.28%	26.45%	(11.56)%
Principal VC Equity Income Class 2
Units (a)	1,625,185	1,021,935	212,353	—	—
Unit value	$13.27-$13.17	$15.00-$14.93	$12.40-$12.38	—	—
Net assets	$21,398,270	$15,259,817	$2,628,630	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.89%	2.30%	0.99%	—%	—%
Total return (d) (2)	(11.82) - (11.56)%	20.63 - 20.99%	23.79 - 23.97%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Putnam VT International Value Class 1B
Units (a)	332,683	142,273	26,217	—	—
Unit value	$12.86-$12.76	$13.93-$13.87	$12.24-$12.22	—	—
Net assets	$4,246,652	$1,973,232	$320,332	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	1.63%	1.19%	0.00%	—%	—%
Total return (d) (2)	(7.96) - (7.69)%	13.51 - 13.85%	22.19 - 22.37%	—%	—%
Putnam VT Research Class 1B
Units (a)	1,211,864	711,477	115,149	—	—
Unit value	$12.23-$12.14	$14.93-$14.86	$12.14-$12.12	—	—
Net assets	$14,714,475	$10,574,866	$1,396,070	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.50%	0.06%	0.00%	—%	—%
Total return (d) (2)	(18.31) - (18.06)%	22.59 - 22.96%	21.24 - 21.42%	—%	—%
Templeton Global Bond VIP Class 1
Units (a)	96,571	45,952	38,896	44,162	76,770
Unit value	$8.64	$9.13	$9.63	$10.21	$10.04
Net assets	$834,011	$419,572	$374,605	$450,763	$770,914
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.00%	7.43%	7.49%	0.00%
Total return (d)	(5.42)%	(5.19)%	(5.64)%	1.65%	1.60%
Templeton Global Bond VIP Class 2
Units (a)	646,872	399,928	80,372	—	—
Unit value	$8.82-$8.76	$9.37-$9.33	$9.96-$9.94	—	—
Net assets	$5,665,687	$3,731,512	$799,252	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	—%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	—%	—%
Total return (d) (2)	(6.13) - (5.85)%	(6.17) - (5.89)%	(0.56) - (0.41)%	—%	—%
Thrivent Aggressive Allocation
Units (a)	55,734,564	50,958,440	45,770,855	44,968,357	44,820,274
Unit value	$28.28-$25.70	$34.79-$31.91	$29.22-$27.06	$25.18-$23.54	$20.28-$19.14
Net assets	$1,310,526,365	$1,592,020,437	$1,315,366,149	$1,157,119,214	$931,039,212
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.83%	0.79%	1.19%	1.31%	0.67%
Total return (d)	(19.46) - (18.70)%	17.94 - 19.06%	14.93 - 16.03%	22.98 - 24.16%	(8.23) - (7.35)%
Thrivent All Cap (5)
Units (a)	3,709,019	3,310,176	2,815,027	2,822,123	2,855,719
Unit value	$15.64-$31.90	$19.19-$39.75	$15.53-$32.65	$12.66-$27.01	$9.75-$21.14
Net assets	$109,292,950	$133,898,909	$104,192,038	$88,519,017	$69,904,658
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.57%	0.41%	0.74%	0.63%	0.52%
Total return (d)	(19.75) - (18.53)%	21.78 - 23.62%	20.85 - 22.68%	27.82 - 29.75%	(11.60) - (10.25)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Thrivent Balanced Income Plus
Units (a)	13,747,137	14,150,375	13,099,180	13,297,337	12,782,078
Unit value	$12.14-$18.77	$14.14-$22.19	$12.63-$20.11	$11.62-$18.78	$9.96-$16.35
Net assets	$279,185,006	$345,191,744	$295,972,316	$282,500,355	$235,334,024
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.09%	2.33%	2.88%	2.91%	2.44%
Total return (d)	(15.39) - (14.11)%	10.33 - 11.99%	7.05 - 8.68%	14.91 - 16.65%	(6.67) - (5.25)%
Thrivent Diversified Income Plus
Units (a)	31,760,348	34,245,680	33,619,798	34,421,992	31,980,802
Unit value	$11.32-$17.91	$12.97-$20.83	$12.18-$19.87	$11.39-$18.86	$10.06-$16.90
Net assets	$617,646,536	$788,123,628	$750,655,046	$730,828,525	$604,920,563
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.90%	2.98%	3.37%	3.51%	3.05%
Total return (d)	(14.03) - (12.73)%	4.86 - 6.44%	5.34 - 6.94%	11.60 - 13.28%	(4.53) - (3.08)%
Thrivent ESG Index
Units (a)	2,546,726	1,899,065	527,156	—	—
Unit value	$13.10-$12.58	$16.82-$16.40	$12.91-$12.78	—	—
Net assets	$31,701,145	$30,914,809	$6,682,274	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	—%	—%
Investment income ratio (c)	0.54%	0.00%	1.58%	—%	—%
Total return (d) (3)	(23.30) - (22.14)%	28.32 - 30.26%	27.84 - 29.13%	—%	—%
Thrivent Global Stock (5)
Units (a)	7,977,894	8,055,021	8,041,771	8,935,979	9,564,253
Unit value	$13.58-$20.84	$16.83-$26.21	$14.00-$22.13	$12.20-$19.58	$9.96-$16.23
Net assets	$188,570,827	$247,555,704	$214,093,727	$210,213,174	$185,450,058
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.11%	0.90%	1.72%	1.45%	1.23%
Total return (d)	(20.49) - (19.29)%	18.44 - 20.22%	13.04 - 14.75%	20.64 - 22.46%	(10.06) - (8.70)%
Thrivent Government Bond
Units (a)	11,411,596	12,155,208	13,248,482	10,075,707	10,222,090
Unit value	$13.69-$11.68	$15.54-$13.28	$15.93-$13.74	$15.00-$13.07	$14.30-$12.58
Net assets	$140,212,009	$173,524,548	$200,209,449	$146,600,795	$142,256,483
Ratio of expenses to net assets (b)	1.00 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	2.17%	1.33%	1.45%	2.18%	2.42%
Total return (d)	(12.05) - (11.26)%	(3.37) - (2.45)%	5.20 - 6.20%	3.86 - 4.85%	(1.70) - (0.76)%
Thrivent High Yield
Units (a)	21,130,949	17,343,620	12,084,885	10,920,514	10,434,843
Unit value	$10.71-$18.57	$11.98-$21.08	$11.52-$20.58	$11.26-$20.41	$9.89-$18.19
Net assets	$320,695,984	$333,603,985	$268,932,773	$255,950,408	$218,219,514
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	5.43%	4.58%	5.23%	5.56%	5.81%
Total return (d)	(11.91) - (10.58)%	2.43 - 3.98%	0.82 - 2.35%	12.18 - 13.88%	(5.14) - (3.69)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Thrivent Income
Units (a)	31,369,862	30,222,402	23,840,944	15,786,703	13,870,343
Unit value	$10.39-$14.00	$12.40-$16.96	$12.51-$17.36	$11.24-$15.84	$9.94-$14.21
Net assets	$385,496,158	$481,017,558	$434,815,946	$279,168,099	$220,207,234
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.48%	2.78%	2.87%	3.35%	3.68%
Total return (d)	(17.45) - (16.20)%	(2.34) - (0.86)%	9.60 - 11.26%	11.46 - 13.14%	(4.17) - (2.71)%
Thrivent International Allocation (5)
Units (a)	19,251,900	20,547,058	21,954,746	24,048,940	25,401,542
Unit value	$10.51-$9.94	$12.93-$12.41	$11.34-$11.05	$10.95-$10.83	$9.12-$9.16
Net assets	$210,978,358	$278,430,874	$262,864,089	$280,250,873	$248,758,828
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.72%	1.56%	3.27%	2.32%	2.80%
Total return (d)	(19.88) - (18.67)%	12.31 - 14.00%	2.02 - 3.57%	18.21 - 20.00%	(17.00) - (15.73)%
Thrivent International Index
Units (a)	2,082,968	1,480,935	540,512	—	—
Unit value	$12.10-$11.62	$14.22-$13.87	$12.88-$12.75	—	—
Net assets	$23,695,067	$20,093,484	$6,769,981	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	—%	—%
Investment income ratio (c)	2.63%	0.20%	2.47%	—%	—%
Total return (d) (3)	(16.17) - (14.90)%	8.78 - 10.42%	27.48 - 28.77%	—%	—%
Thrivent Large Cap Growth (1)
Units (a)	31,154,599	26,075,956	22,630,148	12,957,513	12,354,687
Unit value	$17.42-$35.38	$26.36-$54.33	$21.52-$45.03	$15.08-$32.02	$11.39-$24.55
Net assets	$816,485,626	$1,235,655,537	$1,061,750,788	$482,619,386	$353,519,435
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.13%	0.27%	0.01%	0.42%
Total return (d)	(34.88) - (33.90)%	20.66 - 22.48%	40.63 - 42.76%	30.40 - 32.37%	0.56 - 2.09%
Thrivent Large Cap Index
Units (a)	34,928,519	31,215,425	27,848,685	27,121,880	25,809,696
Unit value	$16.87-$32.10	$20.73-$40.04	$16.21-$31.78	$13.78-$27.42	$10.55-$21.31
Net assets	$964,142,162	$1,196,717,061	$946,222,165	$835,113,312	$617,304,075
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.22%	1.38%	1.59%	1.55%	1.44%
Total return (d)	(19.83) - (18.62)%	26.00 - 27.90%	15.89 - 17.65%	28.69 - 30.63%	(6.42) - (4.99)%
Thrivent Large Cap Value
Units (a)	15,642,553	11,718,403	8,494,451	8,173,386	7,931,483
Unit value	$16.33-$28.32	$17.20-$30.28	$13.07-$23.37	$12.57-$22.80	$10.15-$18.68
Net assets	$449,904,364	$392,185,141	$236,539,549	$225,600,558	$180,516,788
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.30%	1.23%	1.96%	1.55%	1.33%
Total return (d)	(6.47) - (5.06)%	29.57 - 31.53%	2.47 - 4.02%	22.04 - 23.89%	(10.43) - (9.06)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Thrivent Limited Maturity Bond
Units (a)	28,818,919	31,006,267	30,015,889	17,673,573	16,572,119
Unit value	$10.46-$10.72	$10.96-$11.40	$10.97-$11.59	$10.59-$11.36	$10.15-$11.05
Net assets	$331,662,759	$383,309,678	$382,320,724	$222,256,923	$201,510,343
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.06%	1.55%	2.04%	2.61%	2.49%
Total return (d)	(5.99) - (4.57)%	(1.62) - (0.13)%	2.05 - 3.59%	2.78 - 4.33%	(0.88) - 0.63%
Thrivent Low Volatility Equity
Units (a)	3,836,533	3,489,453	3,309,655	3,099,873	1,937,235
Unit value	$13.70-$12.80	$15.39-$14.60	$13.03-$12.54	$12.80-$12.51	$10.44-$10.36
Net assets	$49,507,997	$51,767,009	$42,299,248	$39,403,877	$20,259,157
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.18%	1.56%	1.39%	1.05%	0.02%
Total return (d)	(12.35) - (11.02)%	16.42 - 18.18%	0.27 - 1.79%	20.81 - 22.64%	(4.74) - (3.29)%
Thrivent Mid Cap Growth
Units (a)	4,602,553	3,289,704	1,779,613	—	—
Unit value	$11.80-$11.33	$16.57-$16.16	$14.88-$14.73	—	—
Net assets	$50,178,413	$51,338,068	$25,785,096	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	—%	—%
Investment income ratio (c)	0.00%	0.00%	0.00%	—%	—%
Total return (d) (3)	(29.87) - (28.81)%	9.69 - 11.35%	47.33 - 48.82%	—%	—%
Thrivent Mid Cap Index
Units (a)	14,431,415	13,343,874	12,599,220	12,349,062	11,579,891
Unit value	$14.65-$33.75	$16.95-$39.65	$13.68-$32.47	$12.11-$29.18	$9.66-$23.63
Net assets	$450,158,708	$532,282,428	$447,450,110	$407,814,426	$309,691,519
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.09%	0.96%	1.36%	1.18%	1.01%
Total return (d)	(14.88) - (13.59)%	22.13 - 23.98%	11.26 - 12.95%	23.50 - 25.36%	(12.97) - (11.64)%
Thrivent Mid Cap Stock
Units (a)	16,059,207	13,350,288	10,583,080	10,458,444	10,107,603
Unit value	$15.67-$38.61	$19.18-$47.96	$14.95-$37.95	$12.33-$31.78	$9.82-$25.68
Net assets	$521,690,064	$619,228,569	$464,981,691	$402,978,425	$316,395,262
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.31%	0.23%	0.50%	0.62%	0.34%
Total return (d)	(19.50) - (18.29)%	26.39 - 28.30%	19.39 - 21.20%	23.78 - 25.65%	(12.65) - (11.32)%
Thrivent Mid Cap Value
Units (a)	3,033,500	1,602,453	201,601	—	—
Unit value	$16.31-$15.67	$17.28-$16.85	$13.26-$13.12	—	—
Net assets	$48,054,846	$27,150,058	$2,648,090	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	—%	—%
Investment income ratio (c)	0.00%	0.59%	2.07%	—%	—%
Total return (d) (3)	(7.01) - (5.60)%	28.42 - 30.36%	31.24 - 32.57%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Thrivent Moderate Allocation
Units (a)	430,931,227	457,703,594	474,953,726	504,846,740	531,068,061
Unit value	$22.95-$14.74	$26.65-$18.03	$23.87-$16.40	$21.22-$14.81	$18.04-$12.79
Net assets	$8,031,182,875	$10,460,789,782	$9,859,224,387	$9,368,904,693	$8,354,500,017
Ratio of expenses to net assets (b)	1.00 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.63%	1.51%	1.99%	2.27%	1.73%
Total return (d)	(18.25) - (17.02)%	9.91 - 11.62%	10.76 - 12.49%	15.82 - 17.62%	(6.81) - (5.34)%
Thrivent Moderately Aggressive Allocation
Units (a)	248,212,768	252,502,236	254,503,383	269,294,479	279,729,097
Unit value	$26.02-$16.04	$30.26-$19.86	$26.26-$16.88	$23.17-$15.13	$19.15-$12.70
Net assets	$5,239,446,759	$6,720,738,329	$6,072,214,856	$5,713,878,815	$4,900,885,957
Ratio of expenses to net assets (b)	1.00 - 2.25%	0.95 - 2.25%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.29%	1.20%	1.64%	1.84%	1.27%
Total return (d)	(19.25) - (18.23)%	13.76 - 15.25%	11.58 - 13.33%	19.10 - 20.96%	(8.24) - (6.79)%
Thrivent Moderately Conservative Allocation
Units (a)	263,282,506	288,148,731	301,352,955	307,114,415	316,472,734
Unit value	$18.21-$15.26	$21.56-$18.29	$20.30-$17.44	$18.58-$16.16	$16.28-$14.34
Net assets	$4,107,066,057	$5,354,916,413	$5,315,293,591	$4,982,901,491	$4,500,765,566
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	2.10%	1.81%	2.27%	2.53%	2.06%
Total return (d)	(16.58) - (15.54)%	4.86 - 6.18%	7.94 - 9.30%	12.67 - 14.09%	(5.41) - (4.22)%
Thrivent Money Market
Units (a)	307,061,975	206,124,449	274,389,851	166,249,843	147,681,260
Unit value	$1.03-$.88	$1.02-$.88	$1.03-$.90	$1.03-$.91	$1.01-$.92
Net assets	$301,938,836	$202,004,399	$271,701,235	$165,987,261	$146,518,896
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.53%	0.00%	0.22%	1.80%	1.48%
Total return (d)	(0.54) - 0.41%	(1.88) - (0.40)%	(1.60) - (0.11)%	(0.09) - 1.42%	(0.44) - 1.07%
Thrivent Multidimensional Income
Units (a)	5,230,063	4,589,533	2,298,985	2,214,225	1,478,279
Unit value	$10.36-$9.82	$12.32-$11.55	$11.70-$11.13	$11.09-$10.71	$9.68-$9.49
Net assets	$53,213,587	$54,555,569	$26,166,991	$24,109,675	$14,169,145
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.38%	2.52%	0.00%	4.85%	5.88%
Total return (d)	(14.98) - (14.17)%	3.78 - 5.35%	3.85 - 5.42%	12.93 - 14.63%	(7.16) - (5.75)%
Thrivent Opportunity Income Plus
Units (a)	12,496,467	14,153,211	14,378,390	13,690,079	11,368,215
Unit value	$10.18-$12.33	$11.42-$14.04	$11.27-$14.05	$10.84-$13.72	$10.03-$12.89
Net assets	$170,114,676	$218,770,327	$222,189,723	$206,132,161	$159,691,257
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.02%	2.99%	3.32%	4.01%	4.11%
Total return (d)	(12.18) - (10.85)%	(0.12) - 1.39%	2.41 - 3.97%	6.49 - 8.09%	(2.89) - (1.41)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Thrivent Partner Emerging Markets Equity
Units (a)	4,762,843	5,014,757	5,015,606	5,701,478	6,172,791
Unit value	$9.78-$10.91	$13.25-$15.01	$13.96-$16.06	$11.02-$12.87	$9.21-$10.92
Net assets	$56,383,243	$81,336,910	$86,966,301	$78,712,667	$71,793,496
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.84%	0.17%	2.26%	0.75%	1.27%
Total return (d)	(27.30) - (26.20)%	(6.52) - (5.11)%	24.79 - 26.68%	17.89 - 19.67%	(16.50) - (15.23)%
Thrivent Partner Healthcare
Units (a)	9,029,649	8,567,447	7,637,889	7,439,494	7,687,884
Unit value	$16.79-$31.90	$17.85-$34.42	$15.89-$31.11	$13.43-$26.69	$10.71-$21.61
Net assets	$254,547,959	$279,464,082	$246,553,932	$212,367,156	$176,708,343
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.26%	0.29%	0.44%	0.42%	0.91%
Total return (d)	(7.32) - (5.92)%	10.64 - 12.32%	16.56 - 18.33%	23.49 - 25.35%	6.26 - 7.88%
Thrivent Real Estate Securities
Units (a)	4,907,245	4,831,218	4,777,399	5,125,220	5,057,972
Unit value	$12.27-$23.20	$16.55-$31.78	$11.70-$22.79	$12.41-$24.54	$9.74-$19.55
Net assets	$128,335,883	$182,777,809	$134,355,521	$155,936,196	$123,771,761
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.15%	1.38%	2.01%	2.14%	2.01%
Total return (d)	(27.00) - (25.90)%	39.44 - 41.55%	(7.14) - (5.73)%	25.53 - 27.43%	(7.10) - (5.68)%
Thrivent Small Cap Growth
Units (a)	6,217,878	5,181,321	3,695,052	1,742,182	1,023,853
Unit value	$15.40-$14.35	$20.06-$18.98	$17.99-$17.28	$11.62-$11.33	$9.09-$9.00
Net assets	$84,060,677	$94,094,140	$63,415,976	$19,941,374	$9,248,314
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	(24.36) - (23.22)%	9.83 - 11.49%	52.45 - 54.76%	26.00 - 27.90%	(10.04) - (9.12)%
Thrivent Small Cap Index
Units (a)	14,393,240	12,939,309	11,859,869	11,230,468	10,468,983
Unit value	$14.17-$32.75	$17.00-$39.87	$13.49-$32.12	$12.19-$29.47	$9.99-$24.52
Net assets	$426,336,082	$512,703,893	$418,911,563	$379,530,260	$294,522,812
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.16%	0.82%	1.18%	1.05%	0.94%
Total return (d)	(17.87) - (16.63)%	24.13 - 26.00%	9.01 - 10.66%	20.18 - 22.00%	(10.39) - (9.02)%
Thrivent Small Cap Stock
Units (a)	10,040,194	8,359,146	6,678,954	6,844,695	6,977,276
Unit value	$17.23-$32.31	$19.32-$36.77	$15.54-$30.04	$12.72-$24.95	$9.99-$19.90
Net assets	$312,211,319	$331,659,086	$252,029,483	$218,322,227	$178,146,550
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.33%	0.79%	0.69%	0.39%	0.42%
Total return (d)	(12.14) - (10.82)%	22.42 - 24.27%	20.38 - 22.20%	25.37 - 27.26%	(11.83) - (10.49)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2022	2021	2020	2019	2018
Vanguard® VIF Capital Growth
Units (a)	47,164	56,887	70,958	89,019	84,181
Unit value	$16.34	$19.48	$16.15	$13.85	$11.03
Net assets	$770,718	$1,108,183	$1,145,847	$1,232,881	$928,587
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.98%	0.96%	1.43%	1.11%	0.70%
Total return (d)	(16.12)%	20.63%	16.59%	25.55%	(1.92)%
Vanguard® VIF International
Units (a)	159,565	140,513	100,776	96,565	73,494
Unit value	$13.71	$19.77	$20.23	$12.93	$9.93
Net assets	$2,184,753	$2,773,429	$2,034,331	$1,248,817	$729,791
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.30%	0.23%	1.28%	1.38%	0.34%
Total return (d)	(30.64)%	(2.28)%	56.40%	30.24%	(13.27)%
Vanguard® VIF Short- Term Investment- Grade
Units (a)	127,188	254,929	61,709	90,640	56,379
Unit value	$10.20	$10.90	$11.04	$10.54	$10.05
Net assets	$1,297,740	$2,779,729	$681,017	$955,361	$566,464
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.90%	0.96%	2.77%	2.28%	1.10%
Total return (d)	(6.43)%	(1.20)%	4.70%	4.90%	0.28%
Vanguard® VIF Small Company Growth
Units (a)	34,252	38,106	50,502	76,998	54,425
Unit value	$13.29	$17.94	$15.82	$12.94	$10.18
Net assets	$454,811	$682,991	$798,615	$996,521	$553,969
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.26%	0.40%	0.74%	0.37%	0.18%
Total return (d)	(25.91)%	13.36%	22.26%	27.15%	(7.96)%
Vanguard® VIF Total Bond Market Index
Units (a)	566,060	602,724	719,000	575,974	308,191
Unit value	$9.80	$11.34	$11.60	$10.84	$10.02
Net assets	$5,545,369	$6,837,588	$8,340,789	$6,241,958	$3,088,756
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.07%	2.32%	2.25%	2.04%	1.96%
Total return (d)	(13.65)%	(2.21)%	7.04%	8.13%	(0.63)%
Vanguard® VIF Total Stock Market Index
Units (a)	367,333	386,235	463,268	388,913	332,469
Unit value	$16.29	$20.36	$16.29	$13.58	$10.44
Net assets	$5,984,283	$7,864,503	$7,545,779	$5,281,005	$3,470,105
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.35%	1.25%	1.46%	1.44%	0.64%
Total return (d)	(19.99)%	25.01%	19.95%	30.10%	(5.81)%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS - continued

(a)
These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnotes 2 and 3 below indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(1)
Thrivent Partner Growth Stock merged into the Thrivent Large Cap Growth Portfolio as of August 31, 2020.
(2)
For the period June 30, 2020 (commencement of operations) to December 31, 2020.
(3)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(4)
The following name change was effective June 1, 2019: *MFS® VIT II - MFS® International Intrinsic Value was formerly known as MFS® VIT II - MFS® International Value,
(5)
The following name changes were effective April 30, 2019:

Thrivent All Cap was formerly known as Thrivent Partner All Cap.

Thrivent Global Stock was formerly known as Thrivent Large Cap Stock.

Thrivent International Allocation was formerly known as Thrivent Worldwide Allocation.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,088,075	$29.61	$32,212,901
Thrivent All Cap	102,089	$48.48	$4,949,224
Thrivent Balanced Income Plus	487,598	$26.16	$12,756,704
Thrivent Diversified Income Plus	422,901	$28.85	$12,201,116
Thrivent ESG Index	83,954	$12.85	$1,079,223
Thrivent Global Stock	568,805	$29.15	$16,578,756
Thrivent Government Bond	435,564	$14.43	$6,286,846
Thrivent High Yield	291,007	$30.45	$8,863,307
Thrivent Income	578,791	$18.41	$10,656,051
Thrivent International Allocation	1,441,251	$11.18	$16,110,979
Thrivent International Index	11,937	$11.88	$141,758
Thrivent Large Cap Growth	811,579	$50.59	$41,055,797
Thrivent Large Cap Index	606,603	$48.76	$29,579,716
Thrivent Large Cap Value	492,527	$44.98	$22,155,422
Thrivent Limited Maturity Bond	765,315	$12.98	$9,930,973
Thrivent Low Volatility Equity	39,340	$13.40	$527,000
Thrivent Mid Cap Growth	38,336	$11.58	$443,882
Thrivent Mid Cap Index	226,932	$57.22	$12,983,976
Thrivent Mid Cap Stock	445,044	$65.02	$28,936,993
Thrivent Mid Cap Value	55,458	$16.01	$887,973
Thrivent Moderate Allocation	4,964,105	$22.55	$111,921,959
Thrivent Moderately Aggressive Allocation	3,607,253	$25.56	$92,200,058
Thrivent Moderately Conservative Allocation	2,407,478	$18.35	$44,174,141
Thrivent Money Market	5,145,521	$1.01	$5,207,684
Thrivent Multidimensional Income	41,253	$10.27	$423,795
Thrivent Opportunity Income Plus	232,667	$14.82	$3,447,699
Thrivent Partner Emerging Markets Equity	101,911	$12.27	$1,250,901
Thrivent Partner Healthcare	148,864	$35.87	$5,340,455
Thrivent Real Estate Securities	195,933	$44.87	$8,792,433
Thrivent Small Cap Growth	66,816	$14.90	$995,714
Thrivent Small Cap Index	225,419	$58.10	$13,096,175
Thrivent Small Cap Stock	348,919	$57.93	$20,214,063
			$575,403,674

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,364,218	$29.09	$68,766,592
Thrivent All Cap	246,461	$47.51	$11,709,701
Thrivent Balanced Income Plus	980,755	$25.64	$25,146,248
Thrivent Diversified Income Plus	1,100,925	$28.27	$31,127,914
Thrivent ESG Index	62,156	$12.82	$796,877
Thrivent Global Stock	1,822,188	$28.56	$52,050,335
Thrivent Government Bond	1,096,914	$14.15	$15,516,368
Thrivent High Yield	631,119	$29.85	$18,838,102
Thrivent Income	1,303,790	$18.04	$23,524,549
Thrivent International Allocation	3,380,904	$11.02	$37,241,297
Thrivent International Index	29,402	$11.84	$348,246
Thrivent Large Cap Growth	1,817,361	$49.58	$90,098,895
Thrivent Large Cap Index	1,200,137	$47.79	$57,353,658
Thrivent Large Cap Value	1,153,763	$44.11	$50,887,752
Thrivent Limited Maturity Bond	2,035,253	$12.72	$25,882,799
Thrivent Low Volatility Equity	90,661	$13.32	$1,207,622
Thrivent Mid Cap Growth	115,770	$11.55	$1,336,888
Thrivent Mid Cap Index	510,653	$56.07	$28,633,427
Thrivent Mid Cap Stock	1,056,428	$63.72	$67,317,922
Thrivent Mid Cap Value	95,507	$15.97	$1,525,146
Thrivent Moderate Allocation	11,706,238	$22.15	$259,306,164
Thrivent Moderately Aggressive Allocation	8,542,101	$25.11	$214,505,695
Thrivent Moderately Conservative Allocation	5,358,338	$18.03	$96,595,333
Thrivent Money Market	11,755,340	$0.99	$11,665,066
Thrivent Multidimensional Income	212,884	$10.21	$2,174,605
Thrivent Opportunity Income Plus	685,210	$14.53	$9,955,758
Thrivent Partner Emerging Markets Equity	221,566	$12.09	$2,679,630
Thrivent Partner Healthcare	304,762	$35.35	$10,773,978
Thrivent Real Estate Securities	436,058	$44.00	$19,186,403
Thrivent Small Cap Growth	199,581	$14.83	$2,960,332
Thrivent Small Cap Index	464,666	$56.94	$26,456,660
Thrivent Small Cap Stock	893,171	$56.78	$50,711,083
			$1,316,281,045

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	41,931	$28.32	$1,187,707
Thrivent All Cap	2,365	$46.09	$109,011
Thrivent Balanced Income Plus	43,915	$24.88	$1,092,408
Thrivent Diversified Income Plus	39,731	$27.43	$1,089,874
Thrivent ESG Index	—	$12.77	$—
Thrivent Global Stock	35,204	$27.71	$975,613
Thrivent Government Bond	21,328	$13.72	$292,694
Thrivent High Yield	19,885	$28.96	$575,868
Thrivent Income	71,758	$17.50	$1,256,151
Thrivent International Allocation	52,696	$10.78	$567,817
Thrivent International Index	—	$11.80	$—
Thrivent Large Cap Growth	45,163	$48.10	$2,171,819
Thrivent Large Cap Index	25,271	$46.36	$1,171,670
Thrivent Large Cap Value	29,813	$42.82	$1,276,649
Thrivent Limited Maturity Bond	50,518	$12.34	$623,280
Thrivent Low Volatility Equity	1,087	$13.21	$14,351
Thrivent Mid Cap Growth	1,466	$11.50	$16,864
Thrivent Mid Cap Index	5,679	$54.40	$308,961
Thrivent Mid Cap Stock	21,409	$61.82	$1,323,535
Thrivent Mid Cap Value	1,349	$15.91	$21,449
Thrivent Moderate Allocation	331,128	$21.57	$7,142,844
Thrivent Moderately Aggressive Allocation	144,310	$24.45	$3,528,998
Thrivent Moderately Conservative Allocation	201,026	$17.56	$3,529,053
Thrivent Money Market	336,697	$0.96	$324,380
Thrivent Multidimensional Income	4,952	$10.13	$50,156
Thrivent Opportunity Income Plus	9,284	$14.11	$130,970
Thrivent Partner Emerging Markets Equity	2,973	$11.83	$35,173
Thrivent Partner Healthcare	3,083	$34.58	$106,618
Thrivent Real Estate Securities	6,254	$42.72	$267,165
Thrivent Small Cap Growth	3,958	$14.73	$58,289
Thrivent Small Cap Index	4,716	$55.24	$260,489
Thrivent Small Cap Stock	26,083	$55.08	$1,436,724
			$30,946,580

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	19,210	$28.58	$548,960
Thrivent All Cap	1,966	$46.56	$91,557
Thrivent Balanced Income Plus	9,018	$25.13	$226,594
Thrivent Diversified Income Plus	6,212	$27.71	$172,143
Thrivent ESG Index	—	$12.79	$—
Thrivent Global Stock	9,372	$27.99	$262,350
Thrivent Government Bond	4,446	$13.86	$61,635
Thrivent High Yield	4,328	$29.25	$126,618
Thrivent Income	11,704	$17.68	$206,964
Thrivent International Allocation	21,106	$10.85	$229,101
Thrivent International Index	—	$11.81	$—
Thrivent Large Cap Growth	16,470	$48.59	$800,224
Thrivent Large Cap Index	5,542	$46.83	$259,554
Thrivent Large Cap Value	12,009	$43.25	$519,356
Thrivent Limited Maturity Bond	7,453	$12.46	$92,892
Thrivent Low Volatility Equity	—	$13.24	$—
Thrivent Mid Cap Growth	3,081	$11.52	$35,480
Thrivent Mid Cap Index	1,039	$54.95	$57,098
Thrivent Mid Cap Stock	8,022	$62.45	$500,942
Thrivent Mid Cap Value	—	$15.93	$—
Thrivent Moderate Allocation	141,679	$21.76	$3,083,327
Thrivent Moderately Aggressive Allocation	80,649	$24.67	$1,989,726
Thrivent Moderately Conservative Allocation	34,577	$17.71	$612,403
Thrivent Money Market	75,783	$0.97	$73,759
Thrivent Multidimensional Income	—	$10.16	$—
Thrivent Opportunity Income Plus	5,975	$14.25	$85,127
Thrivent Partner Emerging Markets Equity	—	$11.92	$—
Thrivent Partner Healthcare	2,917	$34.84	$101,620
Thrivent Real Estate Securities	7,314	$43.14	$315,529
Thrivent Small Cap Growth	3,238	$14.76	$47,803
Thrivent Small Cap Index	2,102	$55.80	$117,297
Thrivent Small Cap Stock	5,753	$55.64	$320,119
			$10,938,178

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	271,090	$28.08	$7,611,020
Thrivent All Cap	18,062	$45.63	$824,183
Thrivent Balanced Income Plus	118,724	$24.63	$2,922,955
Thrivent Diversified Income Plus	67,525	$27.16	$1,833,252
Thrivent ESG Index	—	$12.75	$—
Thrivent Global Stock	154,809	$27.43	$4,247,099
Thrivent Government Bond	86,976	$13.59	$1,180,517
Thrivent High Yield	54,005	$28.67	$1,548,245
Thrivent Income	116,440	$17.33	$2,016,837
Thrivent International Allocation	274,345	$10.70	$2,934,445
Thrivent International Index	6,335	$11.78	$74,630
Thrivent Large Cap Growth	150,492	$47.62	$7,165,805
Thrivent Large Cap Index	118,229	$45.90	$5,426,568
Thrivent Large Cap Value	77,900	$42.40	$3,303,101
Thrivent Limited Maturity Bond	180,710	$12.21	$2,207,173
Thrivent Low Volatility Equity	6,854	$13.17	$90,262
Thrivent Mid Cap Growth	8,959	$11.49	$102,903
Thrivent Mid Cap Index	43,014	$53.85	$2,316,466
Thrivent Mid Cap Stock	87,063	$61.20	$5,328,392
Thrivent Mid Cap Value	4,867	$15.88	$77,304
Thrivent Moderate Allocation	1,000,611	$21.38	$21,394,404
Thrivent Moderately Aggressive Allocation	689,628	$24.24	$16,715,842
Thrivent Moderately Conservative Allocation	463,065	$17.40	$8,057,652
Thrivent Money Market	701,983	$0.95	$669,780
Thrivent Multidimensional Income	6,648	$10.10	$67,146
Thrivent Opportunity Income Plus	57,193	$13.97	$798,672
Thrivent Partner Emerging Markets Equity	12,980	$11.74	$152,443
Thrivent Partner Healthcare	14,818	$34.33	$508,680
Thrivent Real Estate Securities	38,887	$42.30	$1,644,419
Thrivent Small Cap Growth	14,297	$14.69	$210,089
Thrivent Small Cap Index	42,166	$54.68	$2,305,855
Thrivent Small Cap Stock	71,372	$54.53	$3,891,946
			$107,628,085

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	183,572	$28.32	$5,199,681
Thrivent All Cap	13,183	$46.09	$607,656
Thrivent Balanced Income Plus	23,636	$24.88	$587,939
Thrivent Diversified Income Plus	43,759	$27.43	$1,200,378
Thrivent ESG Index	2,262	$12.77	$28,878
Thrivent Global Stock	62,148	$27.71	$1,722,286
Thrivent Government Bond	30,871	$13.72	$423,668
Thrivent High Yield	33,653	$28.96	$974,549
Thrivent Income	42,919	$17.50	$751,319
Thrivent International Allocation	145,056	$10.78	$1,563,026
Thrivent International Index	—	$11.80	$—
Thrivent Large Cap Growth	80,183	$48.10	$3,856,716
Thrivent Large Cap Index	57,596	$46.36	$2,670,374
Thrivent Large Cap Value	50,021	$42.82	$2,141,995
Thrivent Limited Maturity Bond	128,998	$12.34	$1,591,594
Thrivent Low Volatility Equity	6,456	$13.21	$85,259
Thrivent Mid Cap Growth	4,570	$11.50	$52,559
Thrivent Mid Cap Index	19,413	$54.40	$1,056,064
Thrivent Mid Cap Stock	44,823	$61.82	$2,771,077
Thrivent Mid Cap Value	3,654	$15.91	$58,110
Thrivent Moderate Allocation	471,610	$21.57	$10,173,208
Thrivent Moderately Aggressive Allocation	278,742	$24.45	$6,816,415
Thrivent Moderately Conservative Allocation	183,525	$17.56	$3,221,818
Thrivent Money Market	383,589	$0.96	$369,605
Thrivent Multidimensional Income	24,587	$10.13	$249,026
Thrivent Opportunity Income Plus	19,997	$14.11	$282,089
Thrivent Partner Emerging Markets Equity	6,376	$11.83	$75,432
Thrivent Partner Healthcare	15,406	$34.58	$532,760
Thrivent Real Estate Securities	15,831	$42.72	$676,297
Thrivent Small Cap Growth	12,046	$14.73	$177,424
Thrivent Small Cap Index	19,820	$55.24	$1,094,814
Thrivent Small Cap Stock	36,897	$55.08	$2,032,399
			$53,044,415

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	11,836	$27.58	$326,473
Thrivent All Cap	59	$44.72	$2,642
Thrivent Balanced Income Plus	4,307	$24.13	$103,951
Thrivent Diversified Income Plus	7,040	$26.61	$187,373
Thrivent ESG Index	—	$12.72	$—
Thrivent Global Stock	9,283	$26.89	$249,575
Thrivent Government Bond	4,808	$13.31	$64,015
Thrivent High Yield	3,519	$28.09	$98,869
Thrivent Income	1,578	$16.98	$26,793
Thrivent International Allocation	14,099	$10.54	$148,619
Thrivent International Index	—	$11.75	$—
Thrivent Large Cap Growth	6,544	$46.67	$305,376
Thrivent Large Cap Index	4,893	$44.98	$220,078
Thrivent Large Cap Value	2,796	$41.58	$116,253
Thrivent Limited Maturity Bond	15,831	$11.97	$189,502
Thrivent Low Volatility Equity	—	$13.10	$—
Thrivent Mid Cap Growth	—	$11.46	$—
Thrivent Mid Cap Index	1,641	$52.78	$86,614
Thrivent Mid Cap Stock	2,350	$59.98	$140,953
Thrivent Mid Cap Value	—	$15.84	$—
Thrivent Moderate Allocation	109,129	$21.01	$2,292,418
Thrivent Moderately Aggressive Allocation	21,646	$23.81	$515,469
Thrivent Moderately Conservative Allocation	32,349	$17.10	$553,028
Thrivent Money Market	5,873	$0.94	$5,504
Thrivent Multidimensional Income	—	$10.04	$—
Thrivent Opportunity Income Plus	442	$13.70	$6,055
Thrivent Partner Emerging Markets Equity	398	$11.57	$4,607
Thrivent Partner Healthcare	589	$33.83	$19,940
Thrivent Real Estate Securities	1,901	$41.48	$78,848
Thrivent Small Cap Growth	27	$14.63	$391
Thrivent Small Cap Index	1,461	$53.59	$78,311
Thrivent Small Cap Stock	2,391	$53.44	$127,785
			$5,949,442

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	457,850	$27.34	$12,517,836
Thrivent All Cap	35,884	$44.27	$1,588,645
Thrivent Balanced Income Plus	278,415	$23.89	$6,651,739
Thrivent Diversified Income Plus	218,865	$26.35	$5,766,330
Thrivent ESG Index	11,505	$12.70	$146,131
Thrivent Global Stock	375,801	$26.62	$10,002,487
Thrivent Government Bond	206,995	$13.18	$2,728,408
Thrivent High Yield	82,416	$27.81	$2,292,373
Thrivent Income	198,980	$16.81	$3,345,473
Thrivent International Allocation	484,745	$10.46	$5,072,127
Thrivent International Index	9,075	$11.73	$106,488
Thrivent Large Cap Growth	250,196	$46.20	$11,557,137
Thrivent Large Cap Index	224,389	$44.53	$9,992,072
Thrivent Large Cap Value	158,801	$41.17	$6,537,437
Thrivent Limited Maturity Bond	243,159	$11.85	$2,881,419
Thrivent Low Volatility Equity	8,471	$13.06	$110,619
Thrivent Mid Cap Growth	20,574	$11.44	$235,374
Thrivent Mid Cap Index	116,781	$52.25	$6,101,600
Thrivent Mid Cap Stock	204,510	$59.38	$12,143,104
Thrivent Mid Cap Value	12,966	$15.82	$205,129
Thrivent Moderate Allocation	1,337,422	$20.82	$27,847,307
Thrivent Moderately Aggressive Allocation	1,038,604	$23.60	$24,515,587
Thrivent Moderately Conservative Allocation	811,072	$16.95	$13,743,763
Thrivent Money Market	1,741,688	$0.93	$1,613,328
Thrivent Multidimensional Income	4,036	$10.01	$40,417
Thrivent Opportunity Income Plus	96,466	$13.56	$1,308,312
Thrivent Partner Emerging Markets Equity	24,163	$11.49	$277,591
Thrivent Partner Healthcare	55,358	$33.58	$1,858,995
Thrivent Real Estate Securities	62,451	$41.07	$2,564,841
Thrivent Small Cap Growth	16,213	$14.59	$236,572
Thrivent Small Cap Index	96,955	$53.05	$5,143,836
Thrivent Small Cap Stock	159,636	$52.90	$8,445,427
			$187,577,904
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	4,303	$19.94	$85,794
Thrivent Moderately Aggressive Allocation	—	$22.61	$—
Thrivent Moderately Conservative Allocation	—	$16.23	$—
			$85,794
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	1,280	$13.63	$17,440
			$17,440

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	11,824	$19.59	$231,676
Thrivent Moderately Aggressive Allocation	—	$22.21	$—
Thrivent Moderately Conservative Allocation	—	$15.95	$—
			$231,676
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	5,805,921	$28.83	$167,386,400
Thrivent All Cap	443,322	$35.79	$15,866,029
Thrivent Balanced Income Plus	2,550,648	$21.06	$53,709,992
Thrivent Diversified Income Plus	6,147,898	$20.09	$123,511,945
Thrivent ESG Index	366,305	$12.80	$4,689,979
Thrivent Global Stock	605,611	$23.38	$14,157,012
Thrivent Government Bond	2,071,466	$13.10	$27,140,865
Thrivent High Yield	2,223,653	$20.83	$46,317,868
Thrivent Income	3,710,539	$15.70	$58,266,144
Thrivent International Allocation	3,701,411	$10.93	$40,473,779
Thrivent International Index	293,639	$11.83	$3,473,252
Thrivent Large Cap Growth	3,705,834	$39.69	$147,066,968
Thrivent Large Cap Index	7,061,168	$36.00	$254,234,255
Thrivent Large Cap Value	2,310,621	$31.77	$73,401,045
Thrivent Limited Maturity Bond	3,696,973	$12.03	$44,460,535
Thrivent Low Volatility Equity	880,309	$13.28	$11,692,668
Thrivent Mid Cap Growth	627,968	$11.53	$7,241,967
Thrivent Mid Cap Index	3,267,002	$37.86	$123,699,241
Thrivent Mid Cap Stock	1,793,872	$43.31	$77,685,762
Thrivent Mid Cap Value	460,006	$15.95	$7,336,010
Thrivent Moderate Allocation	34,626,602	$21.96	$760,360,908
Thrivent Moderately Aggressive Allocation	24,383,373	$24.89	$606,818,429
Thrivent Moderately Conservative Allocation	14,338,510	$17.87	$256,207,088
Thrivent Money Market	59,983,992	$0.99	$59,120,217
Thrivent Multidimensional Income	1,201,218	$10.19	$12,235,627
Thrivent Opportunity Income Plus	2,494,709	$13.83	$34,501,380
Thrivent Partner Emerging Markets Equity	1,075,672	$12.01	$12,914,061
Thrivent Partner Healthcare	1,182,978	$35.09	$41,514,908
Thrivent Real Estate Securities	715,276	$26.02	$18,613,831
Thrivent Small Cap Growth	994,654	$14.80	$14,719,000
Thrivent Small Cap Index	3,041,720	$36.73	$111,728,792
Thrivent Small Cap Stock	1,020,681	$36.24	$36,988,537
			$3,267,534,494

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	3,821,847	$27.83	$106,355,740
Thrivent All Cap	209,784	$34.55	$7,247,017
Thrivent Balanced Income Plus	1,249,523	$20.33	$25,397,396
Thrivent Diversified Income Plus	2,673,982	$19.39	$51,853,900
Thrivent ESG Index	130,750	$12.74	$1,665,134
Thrivent Global Stock	369,126	$22.56	$8,328,909
Thrivent Government Bond	781,110	$12.65	$9,878,766
Thrivent High Yield	908,651	$20.10	$18,269,625
Thrivent Income	1,542,663	$15.16	$23,383,081
Thrivent International Allocation	1,214,976	$10.62	$12,900,823
Thrivent International Index	105,491	$11.77	$1,241,134
Thrivent Large Cap Growth	1,533,812	$38.31	$58,754,379
Thrivent Large Cap Index	2,613,438	$34.75	$90,826,124
Thrivent Large Cap Value	1,330,175	$30.66	$40,786,946
Thrivent Limited Maturity Bond	2,177,617	$11.61	$25,258,547
Thrivent Low Volatility Equity	481,305	$13.13	$6,320,730
Thrivent Mid Cap Growth	253,867	$11.47	$2,912,077
Thrivent Mid Cap Index	1,286,402	$36.55	$47,014,906
Thrivent Mid Cap Stock	900,708	$41.80	$37,650,776
Thrivent Mid Cap Value	333,166	$15.86	$5,284,916
Thrivent Moderate Allocation	20,292,728	$21.19	$430,066,982
Thrivent Moderately Aggressive Allocation	16,094,149	$24.03	$386,672,757
Thrivent Moderately Conservative Allocation	6,708,148	$17.25	$115,699,419
Thrivent Money Market	43,213,724	$0.95	$41,096,688
Thrivent Multidimensional Income	671,819	$10.07	$6,765,899
Thrivent Opportunity Income Plus	1,589,903	$13.35	$21,224,228
Thrivent Partner Emerging Markets Equity	422,908	$11.66	$4,930,313
Thrivent Partner Healthcare	601,710	$34.08	$20,505,239
Thrivent Real Estate Securities	360,377	$25.12	$9,053,224
Thrivent Small Cap Growth	480,294	$14.66	$7,041,182
Thrivent Small Cap Index	1,247,163	$35.46	$44,218,782
Thrivent Small Cap Stock	577,587	$34.98	$20,203,672
			$1,688,809,311

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	250,110	$26.86	$6,718,276
Thrivent All Cap	27,928	$33.34	$931,232
Thrivent Balanced Income Plus	88,260	$19.62	$1,731,596
Thrivent Diversified Income Plus	259,659	$18.72	$4,860,332
Thrivent ESG Index	5,027	$12.67	$63,674
Thrivent Global Stock	25,473	$21.78	$554,790
Thrivent Government Bond	86,921	$12.21	$1,061,097
Thrivent High Yield	101,543	$19.41	$1,970,756
Thrivent Income	257,228	$14.63	$3,763,488
Thrivent International Allocation	82,031	$10.31	$845,815
Thrivent International Index	5,980	$11.70	$69,981
Thrivent Large Cap Growth	120,204	$36.97	$4,444,543
Thrivent Large Cap Index	224,669	$33.55	$7,536,705
Thrivent Large Cap Value	54,408	$29.60	$1,610,313
Thrivent Limited Maturity Bond	254,975	$11.20	$2,857,028
Thrivent Low Volatility Equity	63,376	$12.98	$822,890
Thrivent Mid Cap Growth	56,524	$11.41	$644,921
Thrivent Mid Cap Index	106,975	$35.28	$3,773,784
Thrivent Mid Cap Stock	53,578	$40.35	$2,161,808
Thrivent Mid Cap Value	4,444	$15.78	$70,123
Thrivent Moderate Allocation	2,142,751	$20.46	$43,833,518
Thrivent Moderately Aggressive Allocation	1,041,389	$23.19	$24,150,444
Thrivent Moderately Conservative Allocation	820,482	$16.65	$13,659,517
Thrivent Money Market	4,098,092	$0.92	$3,763,139
Thrivent Multidimensional Income	33,123	$9.96	$329,813
Thrivent Opportunity Income Plus	172,635	$12.88	$2,224,510
Thrivent Partner Emerging Markets Equity	17,653	$11.32	$199,841
Thrivent Partner Healthcare	75,719	$33.09	$2,505,704
Thrivent Real Estate Securities	51,395	$24.25	$1,246,107
Thrivent Small Cap Growth	57,618	$14.52	$836,815
Thrivent Small Cap Index	108,755	$34.22	$3,721,950
Thrivent Small Cap Stock	21,419	$33.76	$723,180
			$143,687,690

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	74,481	$27.58	$2,054,510
Thrivent All Cap	6,119	$34.24	$209,537
Thrivent Balanced Income Plus	11,285	$20.15	$227,361
Thrivent Diversified Income Plus	25,882	$19.22	$497,477
Thrivent ESG Index	1,428	$12.72	$18,164
Thrivent Global Stock	21,610	$22.37	$483,306
Thrivent Government Bond	1,278	$12.54	$16,018
Thrivent High Yield	23,660	$19.93	$471,553
Thrivent Income	10,197	$15.02	$153,208
Thrivent International Allocation	42,794	$10.54	$451,078
Thrivent International Index	2,131	$11.75	$25,034
Thrivent Large Cap Growth	37,848	$37.97	$1,437,060
Thrivent Large Cap Index	42,777	$34.45	$1,473,565
Thrivent Large Cap Value	34,504	$30.39	$1,048,672
Thrivent Limited Maturity Bond	13,960	$11.51	$160,629
Thrivent Low Volatility Equity	2,827	$13.10	$37,015
Thrivent Mid Cap Growth	917	$11.46	$10,508
Thrivent Mid Cap Index	21,585	$36.23	$781,946
Thrivent Mid Cap Stock	17,620	$41.43	$730,055
Thrivent Mid Cap Value	1,543	$15.84	$24,445
Thrivent Moderate Allocation	284,560	$21.01	$5,977,627
Thrivent Moderately Aggressive Allocation	180,899	$23.81	$4,307,939
Thrivent Moderately Conservative Allocation	88,857	$17.10	$1,519,065
Thrivent Money Market	556,245	$0.94	$524,535
Thrivent Multidimensional Income	7,823	$10.04	$78,560
Thrivent Opportunity Income Plus	20,351	$13.23	$269,268
Thrivent Partner Emerging Markets Equity	5,555	$11.57	$64,283
Thrivent Partner Healthcare	9,669	$33.83	$327,106
Thrivent Real Estate Securities	6,471	$24.90	$161,106
Thrivent Small Cap Growth	1,821	$14.63	$26,640
Thrivent Small Cap Index	20,184	$35.14	$709,339
Thrivent Small Cap Stock	18,587	$34.67	$644,445
			$24,921,054

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	190,501	$26.39	$5,027,379
Thrivent All Cap	18,385	$32.76	$602,298
Thrivent Balanced Income Plus	72,296	$19.28	$1,393,534
Thrivent Diversified Income Plus	212,329	$18.39	$3,904,753
Thrivent ESG Index	2,926	$12.63	$36,963
Thrivent Global Stock	29,963	$21.40	$641,132
Thrivent Government Bond	82,653	$11.99	$991,325
Thrivent High Yield	58,140	$19.07	$1,108,683
Thrivent Income	141,685	$14.37	$2,036,619
Thrivent International Allocation	108,505	$10.16	$1,102,525
Thrivent International Index	4,077	$11.67	$47,583
Thrivent Large Cap Growth	152,771	$36.33	$5,549,678
Thrivent Large Cap Index	245,726	$32.96	$8,098,571
Thrivent Large Cap Value	78,480	$29.08	$2,282,070
Thrivent Limited Maturity Bond	309,088	$11.01	$3,402,583
Thrivent Low Volatility Equity	16,369	$12.91	$211,334
Thrivent Mid Cap Growth	29,731	$11.38	$338,321
Thrivent Mid Cap Index	148,069	$34.66	$5,131,889
Thrivent Mid Cap Stock	82,353	$39.64	$3,264,569
Thrivent Mid Cap Value	11,622	$15.74	$182,881
Thrivent Moderate Allocation	1,489,487	$20.10	$29,935,785
Thrivent Moderately Aggressive Allocation	1,166,049	$22.78	$26,567,361
Thrivent Moderately Conservative Allocation	437,180	$16.36	$7,150,665
Thrivent Money Market	2,470,375	$0.90	$2,227,613
Thrivent Multidimensional Income	18,560	$9.90	$183,763
Thrivent Opportunity Income Plus	38,959	$12.66	$493,225
Thrivent Partner Emerging Markets Equity	26,913	$11.16	$300,234
Thrivent Partner Healthcare	43,520	$32.61	$1,419,196
Thrivent Real Estate Securities	27,689	$23.82	$659,578
Thrivent Small Cap Growth	62,461	$14.46	$902,919
Thrivent Small Cap Index	142,212	$33.62	$4,781,659
Thrivent Small Cap Stock	58,631	$33.17	$1,944,883
			$121,921,571

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	132,065	$27.10	$3,578,929
Thrivent All Cap	6,650	$33.64	$223,717
Thrivent Balanced Income Plus	42,077	$19.79	$832,857
Thrivent Diversified Income Plus	37,366	$18.88	$705,640
Thrivent ESG Index	—	$12.68	$—
Thrivent Global Stock	26,136	$21.97	$574,289
Thrivent Government Bond	15,107	$12.32	$186,054
Thrivent High Yield	40,485	$19.58	$792,692
Thrivent Income	60,169	$14.76	$888,131
Thrivent International Allocation	55,153	$10.39	$572,688
Thrivent International Index	242	$11.72	$2,834
Thrivent Large Cap Growth	43,661	$37.30	$1,628,712
Thrivent Large Cap Index	106,437	$33.84	$3,602,213
Thrivent Large Cap Value	27,353	$29.86	$816,748
Thrivent Limited Maturity Bond	40,326	$11.30	$455,880
Thrivent Low Volatility Equity	11,774	$13.02	$153,309
Thrivent Mid Cap Growth	6,595	$11.43	$75,342
Thrivent Mid Cap Index	62,833	$35.59	$2,236,264
Thrivent Mid Cap Stock	26,416	$40.71	$1,075,296
Thrivent Mid Cap Value	1,702	$15.80	$26,895
Thrivent Moderate Allocation	412,710	$20.64	$8,517,667
Thrivent Moderately Aggressive Allocation	415,316	$23.40	$9,716,981
Thrivent Moderately Conservative Allocation	75,205	$16.80	$1,263,150
Thrivent Money Market	322,225	$0.93	$298,616
Thrivent Multidimensional Income	9,249	$9.99	$92,360
Thrivent Opportunity Income Plus	27,154	$13.00	$353,002
Thrivent Partner Emerging Markets Equity	6,592	$11.40	$75,180
Thrivent Partner Healthcare	14,882	$33.34	$496,112
Thrivent Real Estate Securities	13,015	$24.46	$318,347
Thrivent Small Cap Growth	23,633	$14.56	$344,040
Thrivent Small Cap Index	31,375	$34.53	$1,083,297
Thrivent Small Cap Stock	21,487	$34.06	$731,941
			$41,719,183

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	3,285	$26.16	$85,929
Thrivent All Cap	1,653	$32.47	$53,672
Thrivent Balanced Income Plus	36,153	$19.11	$690,724
Thrivent Diversified Income Plus	8,735	$18.23	$159,233
Thrivent ESG Index	85	$12.62	$1,073
Thrivent Global Stock	1,775	$21.21	$37,652
Thrivent Government Bond	1,320	$11.89	$15,687
Thrivent High Yield	5,836	$18.90	$110,293
Thrivent Income	8,301	$14.25	$118,272
Thrivent International Allocation	7,593	$10.09	$76,589
Thrivent International Index	218	$11.66	$2,543
Thrivent Large Cap Growth	14,358	$36.01	$516,986
Thrivent Large Cap Index	17,695	$32.67	$578,066
Thrivent Large Cap Value	3,963	$28.82	$114,220
Thrivent Limited Maturity Bond	3,387	$10.91	$36,961
Thrivent Low Volatility Equity	—	$12.87	$—
Thrivent Mid Cap Growth	—	$11.36	$—
Thrivent Mid Cap Index	5,360	$34.35	$184,136
Thrivent Mid Cap Stock	3,921	$39.29	$154,085
Thrivent Mid Cap Value	1,398	$15.72	$21,972
Thrivent Moderate Allocation	70,539	$19.92	$1,405,220
Thrivent Moderately Aggressive Allocation	56,907	$22.58	$1,285,149
Thrivent Moderately Conservative Allocation	30,573	$16.21	$495,657
Thrivent Money Market	305,563	$0.89	$273,245
Thrivent Multidimensional Income	2,130	$9.87	$21,034
Thrivent Opportunity Income Plus	11,798	$12.55	$148,039
Thrivent Partner Emerging Markets Equity	368	$11.07	$4,070
Thrivent Partner Healthcare	4,169	$32.37	$134,958
Thrivent Real Estate Securities	2,755	$23.61	$65,050
Thrivent Small Cap Growth	1,711	$14.42	$24,673
Thrivent Small Cap Index	3,534	$33.33	$117,784
Thrivent Small Cap Stock	1,733	$32.88	$56,977
			$6,989,949

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	1,584,041	$25.70	$40,711,231
Thrivent All Cap	101,928	$31.90	$3,251,940
Thrivent Balanced Income Plus	420,989	$18.77	$7,902,471
Thrivent Diversified Income Plus	959,909	$17.91	$17,191,717
Thrivent ESG Index	57,038	$12.58	$717,726
Thrivent Global Stock	169,996	$20.84	$3,542,514
Thrivent Government Bond	297,830	$11.68	$3,478,808
Thrivent High Yield	422,956	$18.57	$7,854,339
Thrivent Income	563,365	$14.00	$7,886,855
Thrivent International Allocation	549,023	$9.94	$5,457,285
Thrivent International Index	28,564	$11.62	$332,046
Thrivent Large Cap Growth	566,040	$35.38	$20,025,230
Thrivent Large Cap Index	967,089	$32.10	$31,040,516
Thrivent Large Cap Value	404,898	$28.32	$11,466,173
Thrivent Limited Maturity Bond	750,758	$10.72	$8,049,068
Thrivent Low Volatility Equity	170,080	$12.80	$2,177,255
Thrivent Mid Cap Growth	128,560	$11.33	$1,457,081
Thrivent Mid Cap Index	541,395	$33.75	$18,273,977
Thrivent Mid Cap Stock	356,311	$38.61	$13,755,591
Thrivent Mid Cap Value	85,680	$15.67	$1,342,892
Thrivent Moderate Allocation	8,332,314	$19.57	$163,088,896
Thrivent Moderately Aggressive Allocation	6,229,713	$22.19	$138,230,252
Thrivent Moderately Conservative Allocation	3,024,543	$15.93	$48,178,217
Thrivent Money Market	14,351,165	$0.88	$12,610,623
Thrivent Multidimensional Income	112,459	$9.82	$1,104,013
Thrivent Opportunity Income Plus	409,037	$12.33	$5,043,196
Thrivent Partner Emerging Markets Equity	247,192	$10.91	$2,696,735
Thrivent Partner Healthcare	248,833	$31.90	$7,938,108
Thrivent Real Estate Securities	186,063	$23.20	$4,316,343
Thrivent Small Cap Growth	220,206	$14.35	$3,160,985
Thrivent Small Cap Index	493,505	$32.75	$16,159,868
Thrivent Small Cap Stock	215,588	$32.31	$6,964,633
			$615,406,584

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	9,608,138	$30.13	$289,528,623
Thrivent All Cap	639,847	$37.41	$23,934,579
Thrivent Balanced Income Plus	2,778,492	$22.01	$61,152,136
Thrivent Diversified Income Plus	8,433,681	$21.00	$177,090,858
Thrivent ESG Index	402,682	$12.89	$5,190,275
Thrivent Global Stock	1,152,902	$24.43	$28,168,895
Thrivent Government Bond	2,034,067	$13.69	$27,854,728
Thrivent High Yield	2,196,705	$21.77	$47,822,478
Thrivent Income	3,742,327	$16.41	$61,419,530
Thrivent International Allocation	3,572,443	$11.34	$40,523,594
Thrivent International Index	167,815	$11.91	$1,998,278
Thrivent Large Cap Growth	3,457,407	$41.48	$143,409,993
Thrivent Large Cap Index	4,371,238	$37.63	$164,497,874
Thrivent Large Cap Value	2,529,324	$33.20	$83,980,693
Thrivent Limited Maturity Bond	6,050,662	$12.57	$76,053,800
Thrivent Low Volatility Equity	764,809	$13.47	$10,303,766
Thrivent Mid Cap Growth	567,908	$11.61	$6,593,235
Thrivent Mid Cap Index	1,911,507	$39.57	$75,647,600
Thrivent Mid Cap Stock	1,913,802	$45.26	$86,626,389
Thrivent Mid Cap Value	422,679	$16.05	$6,785,870
Thrivent Moderate Allocation	75,933,298	$22.95	$1,742,818,098
Thrivent Moderately Aggressive Allocation	46,506,688	$26.02	$1,209,903,075
Thrivent Moderately Conservative Allocation	48,617,901	$18.68	$907,993,421
Thrivent Money Market	71,083,927	$1.03	$73,228,004
Thrivent Multidimensional Income	1,195,665	$10.33	$12,353,185
Thrivent Opportunity Income Plus	2,979,661	$14.45	$43,068,886
Thrivent Partner Emerging Markets Equity	1,159,950	$12.45	$14,446,613
Thrivent Partner Healthcare	1,814,299	$36.41	$66,050,025
Thrivent Real Estate Securities	890,533	$27.20	$24,222,354
Thrivent Small Cap Growth	689,644	$14.97	$10,325,565
Thrivent Small Cap Index	1,768,049	$38.39	$67,879,683
Thrivent Small Cap Stock	1,199,961	$37.88	$45,451,016
			$5,636,323,119

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	9,543,241	$29.09	$277,578,295
Thrivent All Cap	434,899	$36.11	$15,702,802
Thrivent Balanced Income Plus	2,040,732	$21.24	$43,354,042
Thrivent Diversified Income Plus	5,458,962	$20.27	$110,644,746
Thrivent ESG Index	124,062	$12.82	$1,590,549
Thrivent Global Stock	1,047,026	$23.58	$24,692,968
Thrivent Government Bond	1,269,286	$13.22	$16,777,894
Thrivent High Yield	1,563,457	$21.01	$32,854,233
Thrivent Income	2,391,141	$15.84	$37,880,173
Thrivent International Allocation	2,510,856	$11.02	$27,657,337
Thrivent International Index	86,519	$11.84	$1,024,743
Thrivent Large Cap Growth	2,414,503	$40.04	$96,671,205
Thrivent Large Cap Index	2,603,779	$36.32	$94,580,597
Thrivent Large Cap Value	2,079,965	$32.05	$66,660,638
Thrivent Limited Maturity Bond	3,892,006	$12.13	$47,220,970
Thrivent Low Volatility Equity	394,470	$13.32	$5,254,421
Thrivent Mid Cap Growth	344,877	$11.55	$3,982,568
Thrivent Mid Cap Index	1,130,038	$38.20	$43,167,007
Thrivent Mid Cap Stock	1,446,740	$43.69	$63,209,567
Thrivent Mid Cap Value	435,918	$15.97	$6,961,145
Thrivent Moderate Allocation	57,322,982	$22.15	$1,269,766,422
Thrivent Moderately Aggressive Allocation	39,231,147	$25.11	$985,157,236
Thrivent Moderately Conservative Allocation	29,727,212	$18.03	$535,895,711
Thrivent Money Market	48,317,695	$0.99	$48,042,491
Thrivent Multidimensional Income	794,825	$10.21	$8,119,129
Thrivent Opportunity Income Plus	2,226,768	$13.95	$31,068,088
Thrivent Partner Emerging Markets Equity	803,804	$12.09	$9,721,259
Thrivent Partner Healthcare	1,349,749	$35.35	$47,716,407
Thrivent Real Estate Securities	767,436	$26.25	$20,148,615
Thrivent Small Cap Growth	487,829	$14.83	$7,235,860
Thrivent Small Cap Index	1,102,009	$37.06	$40,838,531
Thrivent Small Cap Stock	1,038,441	$36.56	$37,966,111
			$4,059,141,760

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	264,997	$28.08	$7,439,950
Thrivent All Cap	38,311	$34.85	$1,335,226
Thrivent Balanced Income Plus	48,400	$20.51	$992,505
Thrivent Diversified Income Plus	275,819	$19.56	$5,396,197
Thrivent ESG Index	2,778	$12.75	$35,424
Thrivent Global Stock	33,232	$22.76	$756,508
Thrivent Government Bond	64,578	$12.76	$823,954
Thrivent High Yield	63,763	$20.28	$1,293,332
Thrivent Income	133,964	$15.29	$2,048,484
Thrivent International Allocation	94,833	$10.70	$1,014,379
Thrivent International Index	1,211	$11.78	$14,271
Thrivent Large Cap Growth	59,055	$38.65	$2,282,236
Thrivent Large Cap Index	80,542	$35.06	$2,823,963
Thrivent Large Cap Value	54,232	$30.94	$1,677,675
Thrivent Limited Maturity Bond	179,918	$11.71	$2,107,031
Thrivent Low Volatility Equity	20,269	$13.17	$266,933
Thrivent Mid Cap Growth	13,979	$11.49	$160,563
Thrivent Mid Cap Index	38,297	$36.87	$1,412,086
Thrivent Mid Cap Stock	42,313	$42.17	$1,784,473
Thrivent Mid Cap Value	14,506	$15.88	$230,419
Thrivent Moderate Allocation	1,633,186	$21.38	$34,919,705
Thrivent Moderately Aggressive Allocation	889,119	$24.24	$21,551,326
Thrivent Moderately Conservative Allocation	957,107	$17.40	$16,654,328
Thrivent Money Market	2,431,441	$0.96	$2,333,662
Thrivent Multidimensional Income	4,911	$10.10	$49,598
Thrivent Opportunity Income Plus	111,766	$13.47	$1,505,187
Thrivent Partner Emerging Markets Equity	17,440	$11.74	$204,817
Thrivent Partner Healthcare	51,297	$34.33	$1,760,992
Thrivent Real Estate Securities	26,370	$25.34	$668,258
Thrivent Small Cap Growth	25,098	$14.69	$368,804
Thrivent Small Cap Index	33,555	$35.77	$1,200,268
Thrivent Small Cap Stock	31,373	$35.29	$1,107,170
			$116,219,724

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	63,853	$28.83	$1,840,902
Thrivent All Cap	10,624	$35.79	$380,213
Thrivent Balanced Income Plus	21,921	$21.06	$461,597
Thrivent Diversified Income Plus	67,699	$20.09	$1,360,071
Thrivent ESG Index	3,430	$12.80	$43,911
Thrivent Global Stock	10,642	$23.38	$248,767
Thrivent Government Bond	6,662	$13.10	$87,288
Thrivent High Yield	15,283	$20.83	$318,328
Thrivent Income	12,911	$15.70	$202,740
Thrivent International Allocation	35,690	$10.93	$390,254
Thrivent International Index	—	$11.83	$—
Thrivent Large Cap Growth	30,949	$39.69	$1,228,206
Thrivent Large Cap Index	43,846	$36.00	$1,578,638
Thrivent Large Cap Value	23,722	$31.77	$753,560
Thrivent Limited Maturity Bond	39,314	$12.03	$472,791
Thrivent Low Volatility Equity	426	$13.28	$5,659
Thrivent Mid Cap Growth	3,076	$11.53	$35,474
Thrivent Mid Cap Index	9,904	$37.86	$374,991
Thrivent Mid Cap Stock	16,709	$43.31	$723,582
Thrivent Mid Cap Value	10,631	$15.95	$169,547
Thrivent Moderate Allocation	447,877	$21.96	$9,833,623
Thrivent Moderately Aggressive Allocation	408,422	$24.89	$10,165,856
Thrivent Moderately Conservative Allocation	148,326	$17.87	$2,650,356
Thrivent Money Market	613,961	$0.99	$605,093
Thrivent Multidimensional Income	—	$10.19	$—
Thrivent Opportunity Income Plus	13,606	$13.83	$188,156
Thrivent Partner Emerging Markets Equity	13,453	$12.01	$161,506
Thrivent Partner Healthcare	18,240	$35.09	$640,119
Thrivent Real Estate Securities	11,200	$26.02	$291,468
Thrivent Small Cap Growth	5,559	$14.80	$82,258
Thrivent Small Cap Index	9,371	$36.73	$344,205
Thrivent Small Cap Stock	19,880	$36.24	$720,441
			$36,359,600

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	549,256	$27.58	$15,150,319
Thrivent All Cap	37,153	$34.24	$1,272,156
Thrivent Balanced Income Plus	140,714	$20.15	$2,834,915
Thrivent Diversified Income Plus	283,924	$19.22	$5,457,393
Thrivent ESG Index	10,048	$12.72	$127,798
Thrivent Global Stock	68,297	$22.37	$1,527,465
Thrivent Government Bond	78,219	$12.54	$980,505
Thrivent High Yield	112,596	$19.93	$2,243,858
Thrivent Income	112,755	$15.02	$1,693,977
Thrivent International Allocation	174,490	$10.54	$1,839,217
Thrivent International Index	205	$11.75	$2,408
Thrivent Large Cap Growth	172,528	$37.97	$6,550,700
Thrivent Large Cap Index	155,276	$34.45	$5,348,858
Thrivent Large Cap Value	117,187	$30.39	$3,561,643
Thrivent Limited Maturity Bond	201,278	$11.51	$2,315,924
Thrivent Low Volatility Equity	4,059	$13.10	$53,148
Thrivent Mid Cap Growth	4,678	$11.46	$53,587
Thrivent Mid Cap Index	78,336	$36.23	$2,837,780
Thrivent Mid Cap Stock	86,218	$41.43	$3,572,314
Thrivent Mid Cap Value	17,723	$15.84	$280,754
Thrivent Moderate Allocation	2,929,316	$21.01	$61,534,833
Thrivent Moderately Aggressive Allocation	1,720,351	$23.81	$40,968,566
Thrivent Moderately Conservative Allocation	1,046,271	$17.10	$17,886,700
Thrivent Money Market	3,343,290	$0.94	$3,152,507
Thrivent Multidimensional Income	43,372	$10.04	$435,564
Thrivent Opportunity Income Plus	85,546	$13.23	$1,131,892
Thrivent Partner Emerging Markets Equity	60,235	$11.57	$697,088
Thrivent Partner Healthcare	98,635	$33.83	$3,336,715
Thrivent Real Estate Securities	40,211	$24.90	$1,001,168
Thrivent Small Cap Growth	32,226	$14.63	$471,335
Thrivent Small Cap Index	80,620	$35.14	$2,833,253
Thrivent Small Cap Stock	63,437	$34.67	$2,199,449
			$193,353,789

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	140,228	$28.32	$3,971,942
Thrivent All Cap	12,210	$35.16	$429,329
Thrivent Balanced Income Plus	28,637	$20.69	$592,452
Thrivent Diversified Income Plus	89,611	$19.74	$1,768,750
Thrivent ESG Index	14,847	$12.77	$189,589
Thrivent Global Stock	20,833	$22.97	$478,465
Thrivent Government Bond	33,584	$12.87	$432,304
Thrivent High Yield	27,001	$20.46	$552,555
Thrivent Income	53,115	$15.43	$819,419
Thrivent International Allocation	70,869	$10.78	$763,633
Thrivent International Index	2,664	$11.80	$31,430
Thrivent Large Cap Growth	67,889	$38.99	$2,646,942
Thrivent Large Cap Index	76,757	$35.37	$2,715,169
Thrivent Large Cap Value	44,565	$31.21	$1,390,884
Thrivent Limited Maturity Bond	129,490	$11.81	$1,529,944
Thrivent Low Volatility Equity	9,756	$13.21	$128,853
Thrivent Mid Cap Growth	2,251	$11.50	$25,893
Thrivent Mid Cap Index	31,250	$37.20	$1,162,500
Thrivent Mid Cap Stock	30,825	$42.55	$1,311,528
Thrivent Mid Cap Value	6,008	$15.91	$95,565
Thrivent Moderate Allocation	895,763	$21.57	$19,322,659
Thrivent Moderately Aggressive Allocation	761,327	$24.45	$18,617,637
Thrivent Moderately Conservative Allocation	404,703	$17.56	$7,104,641
Thrivent Money Market	2,083,313	$0.97	$2,017,306
Thrivent Multidimensional Income	10,776	$10.13	$109,147
Thrivent Opportunity Income Plus	28,533	$13.59	$387,669
Thrivent Partner Emerging Markets Equity	10,798	$11.83	$127,745
Thrivent Partner Healthcare	21,330	$34.58	$737,625
Thrivent Real Estate Securities	25,168	$25.57	$643,469
Thrivent Small Cap Growth	8,927	$14.73	$131,490
Thrivent Small Cap Index	26,409	$36.09	$953,065
Thrivent Small Cap Stock	18,356	$35.60	$653,527
			$71,843,126

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	28,564	$27.34	$780,952
Thrivent All Cap	3,986	$33.94	$135,288
Thrivent Balanced Income Plus	1,390	$19.97	$27,767
Thrivent Diversified Income Plus	16,213	$19.05	$308,897
Thrivent ESG Index	—	$12.70	$—
Thrivent Global Stock	2,334	$22.17	$51,735
Thrivent Government Bond	2,192	$12.42	$27,240
Thrivent High Yield	2,091	$19.75	$41,310
Thrivent Income	4,121	$14.89	$61,376
Thrivent International Allocation	9,110	$10.46	$95,348
Thrivent International Index	—	$11.73	$—
Thrivent Large Cap Growth	6,209	$37.63	$233,656
Thrivent Large Cap Index	5,120	$34.14	$174,830
Thrivent Large Cap Value	—	$30.13	$19
Thrivent Limited Maturity Bond	5,393	$11.40	$61,501
Thrivent Low Volatility Equity	—	$13.06	$—
Thrivent Mid Cap Growth	—	$11.44	$—
Thrivent Mid Cap Index	2,045	$35.91	$73,441
Thrivent Mid Cap Stock	2,452	$41.07	$100,687
Thrivent Mid Cap Value	—	$15.82	$—
Thrivent Moderate Allocation	105,662	$20.82	$2,200,047
Thrivent Moderately Aggressive Allocation	127,804	$23.60	$3,016,728
Thrivent Moderately Conservative Allocation	56,594	$16.95	$958,993
Thrivent Money Market	45,796	$0.93	$42,808
Thrivent Multidimensional Income	—	$10.01	$—
Thrivent Opportunity Income Plus	8,105	$13.11	$106,293
Thrivent Partner Emerging Markets Equity	1,195	$11.49	$13,727
Thrivent Partner Healthcare	2,985	$33.58	$100,239
Thrivent Real Estate Securities	1,594	$24.68	$39,343
Thrivent Small Cap Growth	3,110	$14.59	$45,384
Thrivent Small Cap Index	1,950	$34.83	$67,919
Thrivent Small Cap Stock	846	$34.37	$29,077
			$8,794,605

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	1,555,899	$26.86	$41,793,392
Thrivent All Cap	74,704	$33.34	$2,490,980
Thrivent Balanced Income Plus	346,102	$19.62	$6,790,289
Thrivent Diversified Income Plus	1,050,015	$18.72	$19,654,342
Thrivent ESG Index	44,876	$12.67	$568,469
Thrivent Global Stock	153,625	$21.78	$3,345,891
Thrivent Government Bond	194,044	$12.21	$2,368,758
Thrivent High Yield	253,013	$19.41	$4,910,127
Thrivent Income	453,154	$14.63	$6,629,734
Thrivent International Allocation	478,492	$10.31	$4,933,734
Thrivent International Index	21,370	$11.70	$250,082
Thrivent Large Cap Growth	359,263	$36.97	$13,283,740
Thrivent Large Cap Index	539,611	$33.55	$18,101,723
Thrivent Large Cap Value	264,770	$29.60	$7,836,459
Thrivent Limited Maturity Bond	510,461	$11.20	$5,719,625
Thrivent Low Volatility Equity	67,182	$12.98	$872,303
Thrivent Mid Cap Growth	37,371	$11.41	$426,390
Thrivent Mid Cap Index	276,922	$35.28	$9,769,054
Thrivent Mid Cap Stock	228,047	$40.35	$9,201,351
Thrivent Mid Cap Value	26,845	$15.78	$423,573
Thrivent Moderate Allocation	7,106,769	$20.46	$145,380,818
Thrivent Moderately Aggressive Allocation	5,333,653	$23.19	$123,690,659
Thrivent Moderately Conservative Allocation	2,651,106	$16.65	$44,135,987
Thrivent Money Market	7,329,424	$0.92	$6,730,196
Thrivent Multidimensional Income	110,244	$9.96	$1,097,732
Thrivent Opportunity Income Plus	344,132	$12.88	$4,434,047
Thrivent Partner Emerging Markets Equity	158,018	$11.32	$1,788,864
Thrivent Partner Healthcare	238,714	$33.09	$7,899,618
Thrivent Real Estate Securities	116,639	$24.25	$2,828,001
Thrivent Small Cap Growth	51,698	$14.52	$750,841
Thrivent Small Cap Index	261,727	$34.22	$8,957,155
Thrivent Small Cap Stock	143,573	$33.76	$4,847,553
			$511,911,487
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	75,849	$13.93	$1,056,636
			$1,056,636
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	731,577	$20.30	$14,851,294
Thrivent Moderately Aggressive Allocation	—	$23.01	$—
Thrivent Moderately Conservative Allocation	—	$16.52	$98
			$14,851,392

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	31,988	$13.63	$435,950
			$435,950
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	376,640	$19.59	$7,380,198
Thrivent Moderately Aggressive Allocation	—	$22.21	$15
Thrivent Moderately Conservative Allocation	—	$15.95	$—
			$7,380,213
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	58,783,699	$13.52	$794,803,204
			$794,803,204
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	1,790	$14.74	$26,243
			$26,243
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	75,327,461	$14.05	$1,058,518,378
			$1,058,518,378
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	160,326,986	$15.32	$2,456,266,743
			$2,456,266,743
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	55,654,823	$16.04	$892,613,836
			$892,613,836

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	17,240	$15.17	$261,836
American Funds IS® Growth-Income Class 1	62,586	$15.81	$989,395
American Funds IS® International Class 1	48,959	$10.30	$504,085
BlackRock Total Return V.I. Class I	14,841	$9.75	$144,379
DFA VA International Small Portfolio	18,064	$11.02	$199,138
DFA VA US Targeted Value	54,421	$15.15	$824,386
Fidelity® VIP Emerging Markets Initial Class	61,853	$12.45	$768,760
Fidelity® VIP International Capital Appreciation Initial Class	43,259	$12.84	$555,236
Fidelity® VIP Value Initial Class	94,106	$15.81	$1,487,636
Janus Henderson Enterprise Institutional Class	63,380	$17.07	$1,081,931
John Hancock Core Bond Trust Series I	79,295	$9.76	$773,802
John Hancock International Equity Index Trust B Series I	13,659	$11.24	$153,542
John Hancock Strategic Income Opportunities Trust Series I	58,517	$10.32	$603,798
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	64,115	$16.17	$1,036,857
MFS® VIT II – MFS® Corporate Bond Initial Class	22,205	$10.09	$223,992
MFS® VIT III – MFS® Global Real Estate Initial Class	10,016	$12.25	$122,674
MFS® VIT II – MFS® International Intrinsic Value Initial Class	23,598	$12.37	$291,828
MFS® VIT III – MFS® Mid Cap Value Initial Class	51,261	$15.03	$770,374
MFS® VIT II – MFS® Technology Initial Class	51,337	$16.65	$854,634
MFS® VIT – MFS® Value Initial Class	49,653	$14.96	$742,558
PIMCO VIT Emerging Markets Bond Institutional Class	9,558	$9.60	$91,784
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	18,538	$9.53	$176,749
PIMCO VIT Long-Term U.S. Government Institutional Class	36,958	$8.74	$323,137
PIMCO VIT Real Return Institutional Class	155,555	$10.91	$1,696,370
Principal Diversified International	24,547	$11.03	$270,723
Principal Government & High Quality Bond	56,764	$9.29	$527,292
Principal Small Cap	34,316	$13.98	$479,568
Templeton Global Bond VIP Class 1	96,571	$8.64	$834,011
Thrivent All Cap	1,087	$15.64	$16,999
Thrivent Balanced Income Plus	32,687	$12.14	$396,987
Thrivent Diversified Income Plus	112,195	$11.32	$1,269,645
Thrivent ESG Index	157	$13.10	$2,060
Thrivent Global Stock	27,731	$13.58	$376,692
Thrivent High Yield	117,364	$10.71	$1,257,345
Thrivent Income	105,897	$10.39	$1,100,691
Thrivent International Allocation	25,405	$10.51	$267,098

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	8,490	$12.10	$102,734
Thrivent Large Cap Growth	231,772	$17.42	$4,038,612
Thrivent Large Cap Index	185,793	$16.87	$3,134,889
Thrivent Large Cap Value	125,339	$16.33	$2,046,475
Thrivent Limited Maturity Bond	105,665	$10.46	$1,104,772
Thrivent Low Volatility Equity	29,895	$13.70	$409,455
Thrivent Mid Cap Growth	13,689	$11.80	$161,493
Thrivent Mid Cap Index	82,232	$14.65	$1,204,666
Thrivent Mid Cap Stock	82,177	$15.67	$1,287,922
Thrivent Mid Cap Value	69,918	$16.31	$1,140,621
Thrivent Money Market	244,782	$1.03	$252,394
Thrivent Multidimensional Income	22,353	$10.63	$237,710
Thrivent Opportunity Income Plus	44,605	$10.18	$454,253
Thrivent Partner Emerging Markets Equity	6,222	$9.78	$60,847
Thrivent Partner Healthcare	22,802	$16.79	$382,856
Thrivent Real Estate Securities	23,769	$12.27	$291,586
Thrivent Small Cap Growth	16,643	$15.40	$256,281
Thrivent Small Cap Index	64,319	$14.17	$911,527
Thrivent Small Cap Stock	96,264	$17.23	$1,658,231
Vanguard® VIF Capital Growth	46,988	$16.34	$767,841
Vanguard® VIF International	157,490	$13.71	$2,156,309
Vanguard® VIF Short-Term Investment-Grade	126,485	$10.20	$1,290,567
Vanguard® VIF Small Company Growth	34,252	$13.29	$454,811
Vanguard® VIF Total Bond Market Index	564,629	$9.80	$5,531,354
Vanguard® VIF Total Stock Market Index	363,828	$16.29	$5,927,177
			$56,743,375

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	4,538	$28.28	$128,347
Thrivent All Cap	341	$33.60	$11,464
Thrivent Balanced Income Plus	6,881	$21.65	$149,010
Thrivent Diversified Income Plus	2,232	$20.45	$45,639
Thrivent ESG Index	—	$12.91	$—
Thrivent Global Stock	14,924	$23.49	$350,555
Thrivent Government Bond	4,256	$13.79	$58,709
Thrivent High Yield	2,707	$21.18	$57,329
Thrivent Income	6,370	$16.48	$104,969
Thrivent International Allocation	12,777	$11.43	$146,062
Thrivent International Index	—	$11.92	$—
Thrivent Large Cap Growth	8,201	$38.39	$314,817
Thrivent Large Cap Index	10,482	$36.51	$382,755
Thrivent Large Cap Value	6,626	$32.42	$214,846
Thrivent Limited Maturity Bond	11,048	$12.59	$139,143
Thrivent Low Volatility Equity	3,404	$13.51	$45,984
Thrivent Mid Cap Growth	1	$11.63	$13
Thrivent Mid Cap Index	3,455	$36.30	$125,410
Thrivent Mid Cap Stock	5,243	$40.27	$211,100
Thrivent Mid Cap Value	—	$16.08	$—
Thrivent Moderate Allocation	37,922	$22.12	$838,990
Thrivent Moderately Aggressive Allocation	3,588	$24.75	$88,825
Thrivent Moderately Conservative Allocation	10,292	$18.21	$187,410
Thrivent Money Market	49,598	$1.03	$51,046
Thrivent Multidimensional Income	—	$10.36	$462
Thrivent Opportunity Income Plus	5,849	$14.54	$85,071
Thrivent Partner Emerging Markets Equity	2,788	$12.55	$34,976
Thrivent Partner Healthcare	239	$36.67	$8,759
Thrivent Real Estate Securities	6,712	$25.23	$169,336
Thrivent Small Cap Growth	222	$15.01	$3,328
Thrivent Small Cap Index	3,645	$34.70	$126,482
Thrivent Small Cap Stock	3,425	$34.63	$118,590
			$4,199,427

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	13,088	$28.28	$370,162
Thrivent All Cap	1,508	$33.60	$50,658
Thrivent Balanced Income Plus	13,193	$21.65	$285,703
Thrivent Diversified Income Plus	26,160	$20.45	$534,857
Thrivent ESG Index	—	$12.91	$—
Thrivent Global Stock	24,180	$23.49	$567,981
Thrivent Government Bond	3,008	$13.79	$41,493
Thrivent High Yield	11,438	$21.18	$242,234
Thrivent Income	13,794	$16.48	$227,303
Thrivent International Allocation	35,876	$11.43	$409,962
Thrivent International Index	—	$11.92	$—
Thrivent Large Cap Growth	12,972	$38.39	$497,970
Thrivent Large Cap Index	16,981	$36.51	$620,047
Thrivent Large Cap Value	7,299	$32.42	$236,652
Thrivent Limited Maturity Bond	36,136	$12.59	$455,112
Thrivent Low Volatility Equity	678	$13.51	$9,164
Thrivent Mid Cap Growth	11,591	$11.63	$134,745
Thrivent Mid Cap Index	7,191	$36.30	$261,006
Thrivent Mid Cap Stock	3,167	$40.27	$127,522
Thrivent Mid Cap Value	2,452	$16.08	$39,414
Thrivent Moderate Allocation	424,229	$22.12	$9,385,617
Thrivent Moderately Aggressive Allocation	130,906	$24.75	$3,240,326
Thrivent Moderately Conservative Allocation	188,615	$18.21	$3,434,558
Thrivent Money Market	99,026	$1.03	$101,916
Thrivent Multidimensional Income	150	$10.36	$1,550
Thrivent Opportunity Income Plus	6,580	$14.54	$95,698
Thrivent Partner Emerging Markets Equity	6,658	$12.55	$83,537
Thrivent Partner Healthcare	2,456	$36.67	$90,057
Thrivent Real Estate Securities	7,771	$25.23	$196,065
Thrivent Small Cap Growth	737	$15.01	$11,064
Thrivent Small Cap Index	6,963	$34.70	$241,614
Thrivent Small Cap Stock	2,827	$34.63	$97,898
			$22,091,885

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$15.17	$—
American Funds IS® Growth-Income Class 1	—	$15.81	$—
American Funds IS® International Class 1	—	$10.30	$—
BlackRock Total Return V.I. Class I	—	$9.75	$—
DFA VA International Small Portfolio	—	$11.02	$—
DFA VA US Targeted Value	—	$15.15	$163
Fidelity® VIP Emerging Markets Initial Class	—	$12.45	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$12.84	$—
Fidelity® VIP Value Initial Class	—	$15.81	$—
Janus Henderson Enterprise Institutional Class	—	$17.07	$—
John Hancock Core Bond Trust Series I	—	$9.76	$—
John Hancock International Equity Index Trust B Series I	—	$11.24	$—
John Hancock Strategic Income Opportunities Trust Series I	—	$10.32	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$16.17	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$10.09	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$12.25	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$12.37	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$15.03	$—
MFS® VIT II – MFS® Technology Initial Class	—	$16.65	$—
MFS® VIT – MFS® Value Initial Class	—	$14.96	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$9.60	$5
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$9.53	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$8.74	$25
PIMCO VIT Real Return Institutional Class	—	$10.91	$—
Principal Diversified International	—	$11.03	$—
Principal Government & High Quality Bond	—	$9.29	$—
Principal Small Cap	—	$13.98	$—
Templeton Global Bond VIP Class 1	—	$8.64	$—
Thrivent All Cap	—	$15.64	$—
Thrivent Balanced Income Plus	—	$12.14	$—
Thrivent Diversified Income Plus	—	$11.32	$—
Thrivent ESG Index	—	$13.10	$—
Thrivent Global Stock	—	$13.58	$—
Thrivent High Yield	687	$10.71	$7,386
Thrivent Income	685	$10.39	$7,128
Thrivent International Allocation	—	$10.51	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	—	$12.10	$—
Thrivent Large Cap Growth	—	$17.42	$—
Thrivent Large Cap Index	—	$16.87	$—
Thrivent Large Cap Value	—	$16.33	$—
Thrivent Limited Maturity Bond	—	$10.46	$—
Thrivent Low Volatility Equity	—	$13.70	$—
Thrivent Mid Cap Growth	—	$11.80	$—
Thrivent Mid Cap Index	—	$14.65	$—
Thrivent Mid Cap Stock	476	$15.67	$7,463
Thrivent Mid Cap Value	—	$16.31	$—
Thrivent Money Market	—	$1.03	$—
Thrivent Multidimensional Income	—	$10.63	$—
Thrivent Opportunity Income Plus	—	$10.18	$—
Thrivent Partner Emerging Markets Equity	—	$9.78	$—
Thrivent Partner Healthcare	268	$16.79	$4,493
Thrivent Real Estate Securities	—	$12.27	$—
Thrivent Small Cap Growth	—	$15.40	$—
Thrivent Small Cap Index	—	$14.17	$—
Thrivent Small Cap Stock	434	$17.23	$7,470
Vanguard® VIF Capital Growth	176	$16.34	$2,877
Vanguard® VIF International	2,075	$13.71	$28,444
Vanguard® VIF Short-Term Investment-Grade	703	$10.20	$7,173
Vanguard® VIF Small Company Growth	—	$13.29	$—
Vanguard® VIF Total Bond Market Index	1,431	$9.80	$14,015
Vanguard® VIF Total Stock Market Index	3,505	$16.29	$57,106
			$143,748

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	3,226,559	$10.58	$34,131,006
American Funds IS® Growth-Income Class 4	2,343,154	$11.77	$27,586,033
American Funds IS® International Growth and Income Class 4	542,731	$10.74	$5,828,889
American Funds IS® International Class 4	407,702	$9.66	$3,937,410
BlackRock Total Return V.I. Class III	7,742,673	$8.39	$64,807,476
Eaton Vance VT Floating-Rate Income Initial Share Class	3,503,395	$10.39	$36,395,320
Fidelity VIP Emerging Markets Service Class 2	1,526,181	$10.33	$15,760,125
Fidelity VIP Energy Service Class 2	554,193	$26.50	$14,685,402
Fidelity VIP International Capital Appreciation Service Class 2	3,252,152	$9.88	$32,121,161
Fidelity VIP Value Service Class 2	1,326,147	$15.88	$21,058,086
Franklin Small Cap Value VIP Class 2	1,061,353	$14.08	$14,948,896
Goldman Sachs VIT Core Fixed Income Service Shares	4,532,435	$8.31	$37,648,278
Goldman Sachs VIT Small Cap Equity Insights Service Shares	639,976	$12.41	$7,940,373
Janus Henderson VIT Enterprise Service Class	1,247,398	$12.14	$15,144,164
Janus Henderson VIT Forty Service Class	4,431,383	$9.89	$43,835,296
John Hancock Core Bond Trust Series II	1,870,005	$8.33	$15,571,314
John Hancock International Small Company Trust Series II	188,394	$11.53	$2,171,729
John Hancock Strategic Income Opportunities Trust Series II	2,472,169	$9.51	$23,504,782
MFS® VIT II – Core Equity Service Class	1,766,367	$12.16	$21,474,787
MFS® VIT III Global Real Estate Service Class	391,182	$10.68	$4,178,162
MFS® VIT III Mid Cap Value Service Class	552,925	$14.45	$7,987,876
MFS® VIT – New Discovery Series Service Class	1,651,956	$9.55	$15,769,052
MFS® VIT II Technology Service Class	2,411,545	$8.78	$21,166,767
MFS® VIT Value Series Service Class	1,003,893	$13.56	$13,615,941
PIMCO VIT Emerging Markets Bond Advisor Class	192,987	$8.69	$1,677,560
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	593,357	$9.06	$5,377,562
PIMCO VIT Long-Term US Government Advisor Class	2,191,689	$6.36	$13,944,752
PIMCO VIT Real Return Advisor Class	5,347,956	$9.48	$50,715,595
Principal Capital Appreciation Class 2	1,082,627	$12.65	$13,699,325
Principal VC Equity Income Class 2	1,625,185	$13.17	$21,398,270
Putnam VT International Value Class 1B	332,683	$12.76	$4,246,652
Putnam VT Research Class 1B	1,211,864	$12.14	$14,714,475
Templeton Global Bond VIP Class 2	646,872	$8.76	$5,665,687
Thrivent Aggressive Allocation	17,650,044	$11.97	$211,256,020
Thrivent All Cap	1,215,278	$12.43	$15,101,947
Thrivent Balanced Income Plus	1,843,330	$10.88	$20,058,060
Thrivent Diversified Income Plus	3,687,064	$10.08	$37,150,548

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2022	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	1,220,410	$12.05	$14,709,248
Thrivent Global Stock	1,117,963	$11.69	$13,066,835
Thrivent Government Bond	2,484,586	$8.56	$21,266,339
Thrivent High Yield	11,845,346	$10.00	$118,406,679
Thrivent Income	15,706,843	$8.58	$134,781,754
Thrivent International Allocation	634,718	$10.92	$6,929,031
Thrivent International Index	1,296,703	$11.10	$14,394,237
Thrivent Large Cap Growth	14,959,374	$9.88	$147,766,071
Thrivent Large Cap Index	13,293,105	$12.41	$164,934,787
Thrivent Large Cap Value	4,155,796	$15.04	$62,523,116
Thrivent Limited Maturity Bond	6,974,693	$9.50	$66,260,434
Thrivent Low Volatility Equity	762,139	$11.42	$8,701,412
Thrivent Mid Cap Growth	2,306,214	$10.28	$23,700,285
Thrivent Mid Cap Index	4,489,902	$13.62	$61,156,360
Thrivent Mid Cap Stock	7,080,610	$13.77	$97,482,633
Thrivent Mid Cap Value	953,458	$15.59	$14,862,693
Thrivent Moderate Allocation	34,661,190	$10.50	$364,036,771
Thrivent Moderately Aggressive Allocation	33,300,093	$11.03	$367,342,252
Thrivent Moderately Conservative Allocation	10,081,067	$9.71	$97,929,686
Thrivent Money Market	25,969,398	$0.98	$25,512,932
Thrivent Multidimensional Income	674,452	$10.03	$6,761,727
Thrivent Opportunity Income Plus	745,998	$9.33	$6,963,513
Thrivent Partner Emerging Markets Equity	343,724	$9.63	$3,311,628
Thrivent Partner Healthcare	2,679,527	$11.82	$31,668,008
Thrivent Real Estate Securities	856,598	$11.22	$9,611,627
Thrivent Small Cap Growth	2,736,859	$11.92	$32,623,720
Thrivent Small Cap Index	5,084,172	$13.89	$70,625,610
Thrivent Small Cap Stock	3,930,183	$15.58	$61,216,428
			$2,964,820,594

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)(i)	Form of Distribution Agreement with Registered Representatives	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(c)(ii)	Principal Underwriting Agreement by and Between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 20, 2006
(d)(i)	Contract
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005

(d)(ii)	Amendatory Agreement (Unisex Endorsement)
Initial registration statement of Thrivent Variable Annuity
Account I, Registration Statement No. 333-89488, filed on
May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005

(d)(iii)	403(b) Tax Sheltered Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
April 19, 2010

(d)(iv)	Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
April 19, 2010

Exhibit	Description	Filed Herewith / Incorporated by reference from
(d)(v)	Roth Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
April 19, 2010

(d)(vi)	SIMPLE Individual Retirement Annuity Endorsement
Pre-Effective Amendment No. 1 to the registration statement
of Thrivent Variable Annuity Account I, Registration Statement
No. 333-89488, filed on October 1, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005
Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
April 19, 2010

(d)(vii)	Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(d)(viii)	Amendatory Agreement (In force- Return Protection Allocations)	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(d)(ix)	Guaranteed Lifetime Withdrawal Benefit	Post-Effective Amendment No. 7 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on May 4, 2007
(d)(x)	Amendatory Agreement ICC13 WM-ZB-FPVA (Partial Annuitization Variable Annuity Account I 2002)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xi)	Amendatory Agreement ICC13 WM-ZC-FPVA (Partial Annuitization Variable Annuity Account I 2005)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014.
(d)(xii)	Joint Guaranteed Lifetime Withdrawal Benefit New and In Force	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(i)	Joint Guaranteed Lifetime Withdrawal Benefit Election Application	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(ii)	Joint Guaranteed Lifetime Withdrawal Benefit Withdrawal Period	Post-Effective Amendment No. 22 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 9, 2018.
(e)(iii)	Contract Application Form
Initial registration statement of Thrivent Variable Annuity
Account I, Registration Statement No. 333-89488, filed on
May 31, 2002
Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on
February 24, 2005

Exhibit	Description	Filed Herewith / Incorporated by reference from
(e)(iv)	Application for Variable Settlement Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on October 1, 2002
(e)(v)	New Account Suitability Form	Post-Effective Amendment No. 3 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 24, 2005
(f)	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Filed Herewith
(q)(i)	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(q)(ii)	Description of Offers to Exchange Variable Annuity Contracts (Revised February 14, 2014)	Post-Effective Amendment No. 17 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on February 14, 2014
(q)(iii)	Description of Offers to Exchange Variable Annuity Contracts (Revised April 2014)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
(q)(iv)	Description of Offers to Exchange Variable Annuity Contracts (W-BC- FPVA-05 only)	Post-Effective Amendment No. 18 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 28, 2014
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Kirk D. Farney	Director

Name and Principal Business Address	Positions and Offices with Depositor
Mary Jane Fortin	President, Chief Commercial Officer
Rev. Mark A. Jeske	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
Blue Rock Holding Company[1,8]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[1,9]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[1,10]	Special purpose entity	Delaware
College Avenue Administrator, LLC[1,11]	Special purpose entity	Delaware
College Ave Depositor, LLC[1,12]	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[2,13]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[2,14]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[2,15]	Special purpose entity	Delaware
College Ave Student Loan Servicing, LLC[1,16]	Special purpose entity	Delaware
Museum Finance, LLC[1,17]	Special purpose entity	Delaware
White Rose GP I, LLC[4,18]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
White Rose Fund I Fund of Funds, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,20]	General partner	Delaware
Thrivent White Rose Fund II, Fund of Funds L.P.[5,21]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,23]	Private equity	Delaware
Thrivent White Rose Fund GP IV, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,32]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,33]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,35]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,36]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,38]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,39]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,41]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,42]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,44]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,45]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,47]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,48]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,49]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,50]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,51]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,52]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,53]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,54]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,55]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[6]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[5,57]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[6]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1,58]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1,59	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,60]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[5,61]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,62]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,63]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,64]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,65]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Fund IV, L.P.[5,68]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC6,	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[4]	General Partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[5,66]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,67]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,68]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,69]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,70]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[4,71]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[5,72]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[6,73]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,74]	Investment adviser	Delaware

1
Wholly owned subsidiary of Thrivent Financial.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
4
Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
8
Thrivent Financial has a 69.400% ownership interest.
9
Thrivent Financial has a 100% ownership interest.
10
Thrivent Financial has a 100% ownership interest.
11
Thrivent Financial has a 100% ownership interest.
12
Thrivent Financial has a 100% ownership interest.
13
Thrivent Financial has a 20.000% ownership interest.
14
Thrivent Financial has a 20.000% ownership interest.
15
Thrivent Financial has a 20.000% ownership interest.
16
Thrivent Financial has a 100% ownership interest.
17
Thrivent Financial has a 100% ownership interest.
18
Thrivent Financial has a 85.000% ownership interest.
19
Thrivent Financial has a 99.829% ownership interest.
20
Thrivent Financial has a 77.500% ownership interest.
21
Thrivent Financial has a 99.831% ownership interest.
22
Thrivent Financial has a 77.500% ownership interest.
23
Thrivent Financial has a 99.815% ownership interest.
24
Thrivent Financial has a 75.500% ownership interest.
25
Thrivent Financial has a 98.978% ownership interest.
26
Thrivent Financial has a 99.828% ownership interest.
27
Thrivent Financial has a 74.750% ownership interest.
28
Thrivent Financial has a 99.079% ownership interest.
29
Thrivent Financial has a 99.820% ownership interest.
30
Thrivent Financial has a 48.000% ownership interest.
31
Thrivent Financial has a 99.867% ownership interest.
32
Thrivent Financial has a 48.000% ownership interest.
33
Thrivent Financial has a 98.856% ownership interest.
34
Thrivent Financial has a 99.831% ownership interest.
35
Thrivent Financial has a 25.000% ownership interest.
36
Thrivent Financial has a 98.634% ownership interest.
37
Thrivent Financial has a 99.680% ownership interest.

38
Thrivent Financial has a 37.000% ownership interest.
39
Thrivent Financial has a 98.620% ownership interest.
40
Thrivent Financial has a 99.881% ownership interest.
41
Thrivent Financial has a 34.000% ownership interest.
42
Thrivent Financial has a 98.296% ownership interest.
43
Thrivent Financial has a 99.881% ownership interest.
44
Thrivent Financial has a 17.500% ownership interest.
45
Thrivent Financial has a 98.582% ownership interest.
46
Thrivent Financial has a 99.871% ownership interest.
47
Thrivent Financial has a 25.000% ownership interest.
48
Thrivent Financial has a 99.112% ownership interest.
49
Thrivent Financial has a 99.919% ownership interest.
50
Thrivent Financial has a 15.000% ownership interest.
51
Thrivent Financial has a 98.593% ownership interest.
52
Thrivent Financial has a 99.933% ownership interest.
53
Thrivent Financial has a 11.500% ownership interest.
54
Thrivent Financial has a 99.188% ownership interest.
55
Thrivent Financial has a 99.918% ownership interest.
56
Thrivent Financial has a 99.790% ownership interest.
57
Thrivent Financial has a 99.113% ownership interest.
58
Thrivent Financial has a 100% ownership interest.
59
Thrivent Financial has a 100% ownership interest.
60
Thrivent Financial has a 40.000% ownership interest.
61
Thrivent Financial has a 99.140% ownership interest.
62
Thrivent Financial has a 23.000% ownership interest.
63
Thrivent Financial has a 99.683% ownership interest.
64
Thrivent Financial has a 19.000% ownership interest.
65
Thrivent Financial has a 99.900% ownership interest.
66
Thrivent Financial has a 99.893% ownership interest.
67
Thrivent Financial has a 99.886% ownership interest.
68
Thrivent Financial has a 15.000% ownership interest.
69
Thrivent Financial has a 99732% ownership interest.
70
Thrivent Financial has a 11.500% ownership interest.
71
Thrivent Financial has a 99.906% ownership interest.
72
Thrivent Financial has a 99.846% ownership interest.
73
Thrivent Financial has a 99.846% ownership interest.
74
Thrivent Financial has a 49.000% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.
Thrivent Variable Life Account I
2.
Thrivent Variable Insurance Account A
3.
Thrivent Variable Insurance Account B
4.
Thrivent Variable Insurance Account C
5.
Thrivent Variable Annuity Account I
6.
Thrivent Variable Annuity Account II
7.
Thrivent Variable Annuity Account A
8.
Thrivent Variable Annuity Account B
9.
Thrivent Variable Annuity Account C

Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-89488, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the state of Minnesota on the 26th day of April, 2023.
Thrivent Variable Annuity Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Mary Jane Fortin*	Executive Vice President, Chief Commercial Officer
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2023
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX (k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP
EX (p)	Powers of Attorney